STATEMENT OF ADDITIONAL INFORMATION
March 1, 2011

DELAWARE POOLED® TRUST
2005 Market Street
Philadelphia, PA 19103-7094

U.S Equities
The Large-Cap Growth Equity Portfolio
The Large-Cap Value Equity Portfolio
The Focus Smid-Cap Growth Equity Portfolio
The Real Estate Investment Trust Portfolio
The Real Estate Investment Trust Portfolio II
The Select 20 Portfolio
International Equities
The International Equity Portfolio
The Labor Select International Equity Portfolio
The Emerging Markets Portfolio
The Emerging Markets Portfolio II
The Global Real Estate Securities Portfolio
U.S. Fixed Income
The Core Focus Fixed Income Portfolio
The High-Yield Bond Portfolio
The Core Plus Fixed Income Portfolio
International Fixed Income
The Global Fixed Income Portfolio
The International Fixed Income Portfolio

This Statement of Additional Information (“Part B”) supplements the information contained in the current prospectuses for the Portfolios (the “Prospectuses”), each dated March 1, 2011, as they may be amended from time to time.  This Part B should be read in conjunction with the applicable Prospectuses.  This Part B is not itself a prospectus, but is, in its entirety, incorporated by reference into each Prospectus.  A Prospectus may be obtained by contacting the Portfolios’ national distributor, Delaware Distributors, L.P. (the “Distributor”), at 2005 Market Street, Philadelphia, PA 19103-7094 or by calling 800 523-1918 (for the Delaware REIT Fund Class A, B, C, and R Shares of The Real Estate Investment Trust Portfolio) or 800 266-3816 (for The Global Real Estate Securities Portfolio Class P Shares) or 800 362-7500 (for the Delaware REIT Fund Institutional Class of The Real Estate Investment Trust Portfolio and all other Portfolios).  Each Portfolio’s financial statements, the notes relating thereto, the financial highlights, and the report of the independent registered public accounting firm are incorporated by reference from each Portfolio’s annual report (“Annual Report”) into this Part B.  The Annual Report will accompany any request for this Part B.  The Annual Report can be obtained, without charge, by writing to Delaware Pooled Trust at 2005 Market Street, Philadelphia, PA 19103-7094, Attn: Client Services, or by calling the Trust at 800 231-8002.

TABLE OF CONTENTS
	Page		Page
Cover Page	1	Purchasing Shares	69
Organization and Classification	2	Investment Plans	83
Investment Objectives, Restrictions, and Policies	2	Determining Offering Price and Net Asset Value	87
Investment Strategies and Risks	6	Redemption and Exchange	89
Disclosure of Portfolio Holdings Information	40	Distributions and Taxes	99
Management of the Trust	42	Performance Information	115
Investment Manager and Other Service Providers	53	Financial Statements	115
Portfolio Managers	59	Principal Holders	116
Trading Practices and Brokerage	65	Appendix A – Description of Ratings	124
Capital Structure	68

This Statement of Additional Information (“Part B”) describes the shares of the following portfolios:  The Large-Cap Growth Equity, The Large-Cap Value Equity, The Focus Smid-Cap Growth Equity, The Real Estate Investment Trust, The Real Estate Investment Trust II, The Select 20, The International Equity, The Labor Select International Equity, The Emerging Markets, The Global Real Estate Securities, The Core Focus Fixed Income, The High-Yield Bond, The Core Plus Fixed Income, The Global Fixed Income, and The International Fixed Income Portfolios (each a “Portfolio” and collectively, the “Portfolios”).  The Portfolios are series of the Delaware Pooled Trust (the “Trust”).  Except for The Real Estate Investment Trust Portfolio and The Global Real Estate Securities Portfolio, each Portfolio offers a single class of shares.  The Delaware REIT Fund of The Real Estate Investment Trust Portfolio offers five classes of shares:  Class A, Class B, Class C, Class R, and Institutional Class Shares.  The Global Real Estate Securities Portfolio offers two classes of shares:  Original Class and Class P Shares.  The Portfolios’ investment manager is Delaware Management Company, a series of Delaware Management Business Trust (the “Manager”).  Mondrian Investment Partners, Ltd. (“Mondrian”) serves as sub advisor to The International Equity, The Labor Select International Equity, The Emerging Markets, The Global Fixed Income, and The International Fixed Income Portfolios.

ORGANIZATION AND CLASSIFICATION

Organization
The Trust was originally organized under the laws of the State of Maryland on May 30, 1991.  On December 15, 1999, the Trust completed a re-organization that changed its state and form of organization from a Maryland corporation to a Delaware statutory trust.

Classification
The Trust is an open-end management investment company.  Except for The Real Estate Investment Trust Portfolio, The Real Estate Investment Trust Portfolio II (which Portfolios together may be referred to as “The Real Estate Investment Trust Portfolios”), The Select 20 Portfolio, The Global Real Estate Securities Portfolio, The Global Fixed Income Portfolio, and The International Fixed Income Portfolio, each Portfolio is diversified as defined by the Investment Company Act of 1940, as amended (the “1940 Act”).  The Real Estate Investment Trust Portfolio, The Real Estate Investment Trust Portfolio II, The Select 20 Portfolio, The Global Real Estate Securities Portfolio, The Global Fixed Income Portfolio, and The International Fixed Income Portfolio are non-diversified as defined by the 1940 Act.

INVESTMENT OBJECTIVES, RESTRICTIONS, AND POLICIES

Investment Objectives
The investment objectives of all the Portfolios, except The Labor Select International Equity Portfolio, are non-fundamental, and may be changed without shareholder approval.  However, the Trust’s Board of Trustees (“Board”) must approve any changes to non-fundamental investment objectives and the appropriate Portfolio will notify shareholders at least 60 days prior to a material change in a Portfolio’s objective.  The investment objective of The Labor Select International Equity Portfolio is fundamental and may not be changed without shareholder approval.

Fundamental Investment Restrictions
The Trust has adopted the following restrictions for each of the Portfolios (except where otherwise noted) that cannot be changed without approval by the holders of a “majority of the outstanding voting securities” of the respective Portfolio, which is the vote of: (i) more than 50% of the outstanding voting securities of the Portfolio; or (ii) 67% or more of the voting securities of the Portfolio present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, whichever is less.  The percentage limitations contained in the restrictions and policies set forth herein apply at the time a Portfolio purchases securities.

Each Portfolio, other than The International Equity and The Labor Select International Equity Portfolios, shall not:
1.           With respect to each Portfolio, except The Real Estate Investment Trust Portfolios and The Global Real Estate Securities Portfolio, make investments that will result in the concentration (as that term may be defined in the 1940 Act, any rule or order thereunder, or U.S. Securities and Exchange Commission (“SEC”) staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit the Portfolio from investing in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or in tax-exempt securities or certificates of deposit.  The Real Estate Investment Trust Portfolios and The Global Real Estate Securities Portfolio will concentrate their respective investments in the real estate industry.  Each of The Real Estate Investment Trust Portfolios and The Global Real Estate Securities Portfolio otherwise shall not make investments that will result in the concentration (as that term may be defined in the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit the Portfolio from investing in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or in tax-exempt securities or certificates of deposit.

2.           Borrow money or issue senior securities, except as the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, may permit.

3.           Underwrite the securities of other issuers, except that the Portfolio may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933, as amended (the “1933 Act”).

4.           With respect to each Portfolio, purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Portfolio from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

5.           Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Portfolio from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

6.           Make loans, provided that this restriction does not prevent the Portfolio from purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.

The International Equity and The Labor Select International Equity Portfolios shall not:
1.           Make loans, except to the extent that purchases of debt obligations (including repurchase agreements), in accordance with each Portfolio’s investment objective and policies, are considered loans, and except that a Portfolio may loan up to 25% of its respective assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.

2.           Purchase or sell real estate or real estate limited partnerships, but this shall not otherwise prevent a Portfolio from investing in securities secured by real estate or interests therein.

3.           Engage in the underwriting of securities of other issuers, except that in connection with the disposition of a security, each Portfolio may be deemed to be an “underwriter” as that term is defined in the 1933 Act.

4.           Make any investment that will result in the concentration (as that term might be defined in the 1940 Act, any rule or order thereunder, or U.S. Securities and Exchange Commission staff interpretation thereof) of its investments in the securities of issuers all of which conduct their principal business activities in the same industry, except each Portfolio may invest up to 30% of the value of its net assets in the securities of issuers that conduct their principal business activities in the commercial banking industry. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities, or tax-exempt certificates of deposit.

5.           Purchase or sell commodities or commodity contracts.

6.           Enter into futures contracts or options thereon.

7.           Make short sales of securities, or purchase securities on margin.

8.           Purchase or retain the securities of any issuer which has an officer, director or security holder who is a director or officer of the Trust or of either of the investment advisors if, or so long as, the directors and officers of the Trust and of the investment advisors together own beneficially more than 5% of any class of securities of such issuer.

9.           Invest in interests in oil, gas, and other mineral leases or other mineral exploration or development programs.

10.           Borrow money, except as a temporary measure for extraordinary purposes or to facilitate redemptions.  Any borrowing will be done from a bank and to the extent that such borrowing exceeds 5% of the value of its respective net assets, asset coverage of at least 300% is required.  In the event that such asset coverage shall at any time fall below 300%, the Portfolio shall, within three days thereafter (not including Sunday or holidays) or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%.  No investment securities will be purchased while the Portfolio has an outstanding borrowing.  The Portfolio will not pledge more than 10% of its respective net assets.  The Portfolio will not issue senior securities (as defined in the 1940 Act), except for notes to banks.

11.           As to 75% of its respective total assets, invest more than 5% of its respective total assets in the securities of any one issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities).

In addition to the restrictions set forth above, in connection with the qualification of the Portfolio’s shares for sale in certain states, the Portfolio may not invest in warrants if such warrants, valued at the lower of cost or market, would exceed 5% of the value of the Portfolio’s net assets.  Included within such amount, but not to exceed 2% of the Portfolio’s net assets, may be warrants which are not listed on the New York Stock Exchange or American Stock Exchange.  Warrants acquired by the Portfolio in units or attached to securities may be deemed to be without value.

Non-Fundamental Investment Restriction
In addition to the fundamental policies and investment restrictions described above, each Portfolio will be subject to the following investment restriction, which is considered non-fundamental and may be changed by the Board, as appropriate, without shareholder approval:  Each Portfolio may not invest more than 15% of its net assets in securities which it cannot sell or dispose of in the ordinary course of business within seven days at approximately the value at that the Portfolio has valued the investment.

Portfolio Turnover
Portfolio trading will be undertaken principally to accomplish each Portfolio’s respective investment objective.  The Portfolios are free to dispose of portfolio securities at any time, subject to complying with the Internal Revenue Code of 1986, as amended (the “Code”), and the 1940 Act, when changes in circumstances or conditions make such a move desirable in light of each Portfolio’s respective investment objective.  The Portfolios will not attempt to achieve or be limited to a predetermined rate of portfolio turnover.  Such turnover always will be incidental to transactions undertaken with a view to achieving each Portfolio’s respective investment objective.

The portfolio turnover rate tells you the amount of trading activity in a fund’s portfolio.  A turnover rate of 100% would occur, for example, if all of a Portfolio’s investments held at the beginning of a year were replaced by the end of the year, or if a single investment was frequently traded.  The turnover rate also may be affected by cash requirements from redemptions and repurchases of a Portfolio’s shares.  A high rate of portfolio turnover in any year may increase brokerage commissions paid and could generate taxes for shareholders on realized investment gains.  In investing to achieve its investment objective, a Portfolio may hold securities for any period of time.

The Large-Cap Value Equity, The Focus Smid-Cap Growth Equity, The Select 20, The International Equity, The Labor Select International Equity, The Emerging Markets, The International Fixed Income, and The Global Fixed Income Portfolios have generally had portfolio turnover rates below 100%.  The Large-Cap Growth Equity, The Real Estate Investment Trust Portfolios, The Global Real Estate Securities Portfolio, The Core Focus Fixed Income, The High-Yield Bond, and The Core Plus Fixed Income Portfolios may be expected to engage in active and frequent trading of portfolio securities, which means that portfolio turnover can be expected to exceed 100%.  The Core Focus Fixed Income, The High-Yield Bond, and The Core Plus Fixed Income Portfolios are expected to experience portfolio turnover rates significantly in excess of 100%.

For the last two fiscal years, the portfolio turnover rates of the Portfolios were as follows:

Portfolio	October 31, 2009	October 31, 2010
The Large-Cap Growth Equity Portfolio	30%	22%
The Large-Cap Value Equity Portfolio	26%	42%
The Focus Smid-Cap Growth Equity Portfolio	51%	86%
The Real Estate Investment Trust Portfolio	174%	175%
The Real Estate Investment Trust Portfolio II	169%	192%
The Select 20 Portfolio1	53%	80%
The International Equity Portfolio	18%	18%
The Labor Select International Equity Portfolio	11%	13%
The Emerging Markets Portfolio	40%	39%
The Emerging Markets Portfolio II1	n/a	9%
The Global Real Estate Securities Portfolio	124%	185%
The Core Focus Fixed Income Portfolio	299%	437%
The High-Yield Bond Portfolio	119%	144%
The Core Plus Fixed Income Portfolio	218%	239%
The International Fixed Income Portfolio	98%	31%
The Global Fixed Income Portfolio	100%	39%
1	The Portfolio commenced operations on June 23, 2010.

INVESTMENT STRATEGIES AND RISKS

The Portfolios’ investment objectives, strategies, and risks are described in the Prospectuses. The following discussion supplements the description of the Portfolios’ investment strategies and risks that are included in the Prospectuses.  The Portfolios’ investment strategies are non-fundamental and may be changed without shareholder approval.

Asset-Backed Securities
The Core Focus Fixed Income, and The Core Plus Fixed Income Portfolios may each invest a portion of their assets in asset-backed securities.  All such securities must be rated in one of the four highest rating categories by a reputable credit rating agency (for example, BBB- by Standard & Poor’s Group, a division of The McGraw-Hill Companies, Inc. (“S&P”), or Baa3 by Moody’s Investor Services, Inc. (“Moody’s”)).  Such receivables are securitized in either a pass-through or a pay-through structure.  Pass-through securities provide investors with an income stream consisting of both principal and interest payments in respect of the receivables in the underlying pool.  Pay-through asset-backed securities are debt obligations issued usually by a special purpose entity, which are collateralized by the various receivables and in which the payments on the underlying receivables provide the income stream to pay the debt service on the debt obligations issued.

The rate of principal payment on asset-backed securities will be affected by the principal payments received on the underlying assets.  Such rate of payments may be affected by economic and various other factors such as changes in interest rates or the concentration of collateral in a particular geographic area.  Therefore, the yield may be difficult to predict and actual yield to maturity may be more or less than the anticipated yield to maturity.  The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entities issuing the securities are insulated from the credit risk of the originator or affiliated entities, and the amount of credit support provided to the securities.  Due to the shorter maturity of the collateral backing such securities, there tends to be less of a risk of substantial prepayment than with mortgage-backed securities but the risk of such a prepayment does exist.  Such asset-backed securities do, however, involve certain risks not associated with mortgage-backed securities, including the risk that security interest cannot be adequately or in many cases, ever, established as well as other risks which may be peculiar to the collateral backing such securities.  For example, with respect to credit card receivables, a number of state and federal consumer credit laws give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the outstanding balance.  In the case of automobile receivables, there is a risk that the holders may not have either a proper or first security interest in all of the obligations backing such receivables due to the large number of vehicles involved in a typical issuance and technical requirements under state laws.  Therefore, recoveries on repossessed collateral may not always be available to support payments on the securities.

Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties.  To lessen the effect of failures by obligors on underlying assets to make payments, such securities may contain elements of credit support.  Such credit support falls into two categories:  (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets.  Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments due on the underlying pool is timely.  Protection against losses resulting from ultimate default enhances the likelihood of payments of the obligations on at least some of the assets in the pool.  Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches.  The Portfolios will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

Examples of credit support arising out of the structure of the transaction include “senior-subordinated securities” (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of “reserve funds” (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and “over collateralization” (where the scheduled payments on, or the principal amount of, the underlying assets exceeds that required to make payments of the securities and pay any servicing or other fees).  The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets.  Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in such issue.

Brady Bonds
The Emerging Markets, The Core Plus Fixed Income, The Global Fixed Income, and The International Fixed Income Portfolios may invest, within the limits specified in the related Prospectus, in Brady Bonds and other sovereign debt securities of countries that have restructured or are in the process of restructuring sovereign debt pursuant to the Brady Plan.  Brady Bonds are debt securities issued under the framework of the Brady Plan, an initiative announced by then U.S. Treasury Secretary Nicholas F. Brady in 1989, as a mechanism for debtor nations to restructure their outstanding external indebtedness (generally, commercial bank debt).  In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the World Bank and the International Monetary Fund (the “IMF”).  The Brady Plan framework, as it has developed, contemplates the exchange of commercial bank debt for newly issued bonds (Brady Bonds).  The World Bank and/or the IMF support the restructuring by providing funds pursuant to loan agreements or other arrangements which enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount.  Under these arrangements with the World Bank and/or the IMF, debtor nations have been required to agree to the implementation of certain domestic monetary and fiscal reforms.  Such reforms have included the liberalization of trade and foreign investment, the privatization of state-owned enterprises, and the setting of targets for public spending and borrowing.  These policies and programs seek to promote the debtor country’s ability to service its external obligations and promote its economic growth and development.  Investors should recognize that the Brady Plan only sets forth general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors.  The Manager and Mondrian believe that economic reforms undertaken by countries in connection with the issuance of Brady Bonds make the debt of countries which have issued or have announced plans to issue Brady Bonds a viable opportunity for investment.

Investors should recognize that Brady Bonds have been issued only recently, and, accordingly do not have a long payment history.  Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors.  As a result, the financial packages offered by each country differ.  The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt, bonds issued at a discount of face value of such debt, bonds bearing an interest rate which increases over time, and bonds issued in exchange for the advancement of new money by existing lenders.  Certain Brady Bonds have been collateralized as to principal due at maturity by U.S. Treasury zero-coupon bonds with a maturity equal to the final maturity of such Brady Bonds, although the collateral is not available to investors until the final maturity of the Brady Bonds.  Collateral purchases are financed by the IMF, the World Bank, and the debtor nations’ reserves.  In addition, the first two or three interest payments on certain types of Brady Bonds may be collateralized by cash or securities agreed upon by creditors.

Commercial Banking Industry
The International Equity and Labor Select International Equity Portfolios may invest up to 30% of each Portfolio’s net assets in the commercial banking industry as classified by the Global Industry Classification Standard (GICS) developed by MSCI Barra, the provider of the Portfolios’ benchmark, the MSCI EAFE Index, and Standard & Poor’s.  Under this definition, the commercial banking industry includes: (1) diversified banks, which are commercial banks whose businesses are derived primarily from commercial lending operations and have significant business activity in retail banking and small and medium corporate lending; and (2) regional banks, whose businesses are generally derived primarily from commercial lending operations and have significant business activity in retail banking and small and medium corporate lending. Commercial banking excludes companies that GICS would classify as thrifts and mortgage banks, investment banks and brokerages.

Concentration
In applying a Portfolio’s policies on concentration:  (i) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (iii) asset-backed securities will be classified according to the underlying assets securing such securities.

Convertible Debt and Non-Traditional Equity Securities
A portion of The Large-Cap Growth Equity, The Large-Cap Value Equity, The Focus Smid-Cap Growth Equity, The Select 20, The International Equity, The Labor Select International Equity, The Emerging Markets, The Emerging Markets II, The Global Real Estate Securities, The High-Yield Bond, and The Core Plus Fixed Income Portfolios’ assets may be invested in convertible debt securities of issuers in any industry, and The Real Estate Investment Trust Portfolios’ assets may be invested in convertible securities of issuers in the real estate industry.  A convertible security is a security which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer.  Convertible debt securities are senior to common stocks in a corporation’s capital structure, although convertible securities are usually subordinated to similar nonconvertible securities.  Convertible debt securities provide a fixed income stream and the opportunity, through a conversion feature, to participate in the capital appreciation resulting from a market price advance in the convertible security’s underlying common stock.  Just as with debt securities, convertible securities tend to increase in market value when interest rates decline, and tend to decrease in value when interest rates rise.  However, the price of a convertible security is also influenced by the market value of the security’s underlying common stock and tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines.  The Large-Cap Growth Equity Portfolio, The Large-Cap Value Equity Portfolio, The Focus Smid-Cap Growth Equity Portfolio, The Select 20 Portfolio, The International Equity Portfolio, The Labor Select International Equity Portfolio, and The Emerging Markets Portfolio each may invest in convertible securities without reference to such securities’ investment-grade rating because it invests in such securities primarily for their equity characteristics.

The Large-Cap Growth Equity, The Real Estate Investment Trust, The Select 20, The Emerging Markets, The Global Real Estate Securities, and The High-Yield Bond Portfolios may invest in convertible preferred stocks that offer enhanced yield features, such as Preferred Equity Redemption Cumulative Stock (“PERCS”), which provide an investor, such as a Portfolio, with the opportunity to earn higher dividend income than is available on a company’s common stock.  A PERCS is a preferred stock which generally features a mandatory conversion date, as well as a capital appreciation limit that is usually expressed in terms of a stated price.  Upon the conversion date, most PERCS convert into common stock of the issuer (PERCS are generally not convertible into cash at maturity).  Under a typical arrangement, if after a predetermined number of years the issuer’s common stock is trading at a price below that set by the capital appreciation limit, each PERCS would convert to one share of common stock.  If, however, the issuer’s common stock is trading at a price above that set by the capital appreciation limit, the holder of the PERCS would receive less than one full share of common stock.  The amount of that fractional share of common stock received by the PERCS holder is determined by dividing the price set by the capital appreciation limit of the PERCS by the market price of the issuer’s common stock.  PERCS can be called at any time prior to maturity, and hence do not provide call protection.  However, if called early, the issuer may pay a call premium over the market price to the investor.  This call premium declines at a preset rate daily, up to the maturity date of the PERCS.

The Large-Cap Growth Equity, The Real Estate Investment Trust, The Select 20, The Emerging Markets, The Global Real Estate Securities, and The High-Yield Bond Portfolios may also invest in other enhanced convertible securities.  These include but are not limited to ACES (Automatically Convertible Equity Securities), PEPS (Participating Equity Preferred Stock), PRIDES (Preferred Redeemable Increased Dividend Equity Securities), SAILS (Stock Appreciation Income Linked Securities), TECONS (Term Convertible Notes), QICS (Quarterly Income Cumulative Securities), and DECS (Dividend Enhanced Convertible Securities).  ACES, PEPS, PRIDES, SAILS, TECONS, QICS, and DECS all have the following features: they are company-issued convertible preferred stock; unlike PERCS, they do not have capital appreciation limits; they seek to provide the investor with high current income, with some prospect of future capital appreciation; they are typically issued with three to four-year maturities; they typically have some built-in call protection for the first two to three years; investors have the right to convert them into shares of common stock at a preset conversion ratio or hold them until maturity; and upon maturity, they will automatically convert to either cash or a specified number of shares of common stock.

Depositary Receipts
The Large-Cap Growth Equity, The Large-Cap Value Equity, The Focus Smid-Cap Growth Equity, The Real Estate Investment Trust, The Real Estate Investment Trust II, The Select 20, The International Equity, The Labor Select International Equity, The Emerging Markets, The Emerging Markets II, The Global Real Estate Securities, The Global Fixed Income, and The International Fixed Income Portfolios may invest in sponsored and unsponsored ADRs.  Such ADRs that The Large-Cap Value Equity, The Focus Smid-Cap Growth Equity, The Real Estate Investment Trust, The Real Estate Investment Trust II, and The Global Real Estate Securities Portfolios may invest in will be those that are actively traded in the United States.

In conjunction with their investment in foreign securities, The Large-Cap Growth Equity, The Select 20, The International Equity, The Labor Select International Equity, The Emerging Markets, The Global Real Estate Securities, The Global Fixed Income, and The International Fixed Income Portfolios may also invest in sponsored and unsponsored European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”).  In addition, The Focus Smid-Cap Growth Equity Portfolio may invest in sponsored and unsponsored GDRs subject to its 20% limit on investments in foreign securities.

ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation.  EDRs and GDRs are receipts issued by non-U.S. Banks or trust companies and foreign branches of U.S. banks that evidence ownership of the underlying foreign or U.S. securities.  “Sponsored” ADRs, EDRs, or GDRs are issued jointly by the issuer of the underlying security and a depositary, and “unsponsored” ADRs, EDRs, or GDRs are issued without the participation of the issuer of the deposited security.  Holders of unsponsored ADRs, EDRs, or GDRs generally bear all the costs of such facilities, and the depositary of an unsponsored ADR, EDR, or GDR facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.  Therefore, there may not be a correlation between information concerning the issuer of the security and the market value of an unsponsored ADR, EDR, or GDR.  ADRs may be listed on a national securities exchange or may be traded in the over-the-counter market.  EDRs and GDRs traded in the over-the-counter market which do not have an active or substantial secondary market will be considered illiquid and will therefore be subject to a Portfolio’s limitation with respect to such securities.  ADR prices are denominated in U.S. dollars although the underlying securities are denominated in a foreign currency.  Investments in ADRs, EDRs and GDRs involve risks similar to those accompanying direct investments in foreign securities.

Equity Linked Securities
The Emerging Markets Portfolio and The Emerging Market Portfolio II may invest a portion of their assets in equity linked securities.  Equity linked securities are privately issued derivative securities which have a return component based on the performance of a single security, a basket of securities, or an index.  Equity-linked securities are primarily used by a Portfolio as an alternative means to more efficiently and effectively access the securities market of what is generally an emerging country.  To the extent that a Portfolio invests in equity-linked securities whose return corresponds to the performance of a foreign securities index or one or more of foreign stocks, investing in equity-linked securities will involve risks similar to the risks of investing in foreign securities.  See “Foreign Investments” below.

A Portfolio deposits an amount of cash with its custodian (or broker, if legally permitted) in an amount near or equal to the selling price of the underlying security in exchange for an equity linked security.  Upon sale, a Portfolio receives cash from the broker or custodian equal to the value of the underlying security.  Aside from the market risk associated with the underlying security, there is the risk of default by the other party to the transaction.  In the event of insolvency of the other party, a Portfolio might be unable to obtain its expected benefit.  In addition, while a Portfolio will seek to enter into such transactions only with parties which are capable of entering into closing transactions with the Portfolio, there can be no assurance that the Portfolio will be able to close out such a transaction with the other party or obtain an offsetting position with any other party, at any time prior to the end of the term of the underlying agreement.  This may impair a Portfolio’s ability to enter into other transactions at a time when doing so might be advantageous.

Equity-linked securities are often used for many of the same purposes as, and share many of the same risks with, derivative instruments such as options.  See “Options” below.  Equity-linked securities may be considered illiquid and thus subject to a Portfolio’s restrictions on investments in illiquid securities.  In some instances, investments in equity linked securities may also be subject to a Portfolio’s limitations on investing in investment companies; see “Investment Company Securities” below.

Foreign Currency Transactions
The International Equity, The Labor Select International Equity, The Emerging Markets, The Global Fixed Income, and The International Fixed Income (as well as The Large-Cap Growth Equity, The Focus Smid-Cap Growth Equity, The Real Estate Investment Trust, The Select 20, The Emerging Markets II, The Global Real Estate Securities, The Core Focus Fixed Income, The High-Yield Bond, and The Core Plus Fixed Income Portfolios, consistent with their limited ability to invest in foreign securities) may purchase or sell currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions and to minimize currency value fluctuations.

When a Portfolio enters into a forward contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximating the value of some or all of its assets denominated in such foreign currency, its custodian bank will place or will cause to be placed cash or liquid equity or debt securities in a separate account of that Portfolio in an amount not less than the value of that Portfolio’s total assets committed to the consummation of such forward contracts.  If the additional cash or securities placed in the separate account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of that Portfolio’s commitments with respect to such contracts.

Forward foreign currency contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.  A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.  A Portfolio will account for forward contracts by marking to market each day at daily exchange rates.

The Focus Smid-Cap Growth Equity, The Emerging Markets, The Global Real Estate Securities, and The International Fixed Income Portfolios may also enter into transactions involving foreign currency options, futures contracts and options on futures contracts, in order to minimize the currency risk in its investment portfolio.

Foreign currency options are traded in a manner substantially similar to options on securities.  In particular, an option on foreign currency provides the holder with the right to purchase, in the case of a call option, or to sell, in the case of a put option, a stated quantity of a particular currency for a fixed price up to a stated expiration date.  The writer of the option undertakes the obligation to deliver, in the case of a call option, or to purchase, in the case of a put option, the quantity of the currency called for in the option, upon exercise of the option by the holder.  The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates, although, in the event of a rate movement adverse to a Portfolio’s position, a Portfolio may forfeit the entire amount of the premium plus any related transaction costs.  As in the case of other types of options, the writing of an option on a foreign currency will constitute only a partial hedge, up to the amount of the premium received, and a Portfolio could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses.

A Portfolio will write call options only if they are “covered” and put options only if they are secured.  A call written by a Portfolio will be considered covered if a Portfolio owns short-term debt securities with a value equal to the face amount of the option contract and denominated in the currency upon which the call is written.  A put option written by a Portfolio will be considered secured if, so long as a Portfolio is obligated as the writer of the put, it segregates with its custodian bank cash or liquid high grade debt securities equal at all times to the aggregate exercise price of the put.

As in the case of other types of options, the holder of an option on foreign currency is required to pay a one-time, non-refundable premium, which represents the cost of purchasing the option.  The holder can lose the entire amount of this premium, as well as related transaction costs, but not more than this amount.  The writer of the option, in contrast, generally is required to make initial and variation margin payments, similar to margin deposits required in the trading of futures contacts and the writing of other types of options.  The writer is therefore subject to risk of loss beyond the amount originally invested and above the value of the option at the time it is entered into.

Certain options on foreign currencies, like forward contracts, are traded over-the-counter through financial institutions acting as market-makers in such options and the underlying currencies.  Such transactions therefore involve risks not generally associated with exchange-traded instruments.  Options on foreign currencies may also be traded on national securities exchanges regulated by the SEC or commodities exchanges regulated by the Commodity Futures Trading Commission.

A foreign currency futures contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a foreign currency.  By its terms, a futures contract provides for a specified settlement date on which, in the case of the majority of foreign currency futures contracts, the currency underlying the contract is delivered by the seller and paid for by the purchaser, or on which, in the case of certain futures contracts, the difference between the price at which the contract was entered into and the contract’s closing value is settled between the purchaser and seller in cash.  Futures contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transactions.  In addition, futures contracts call for settlement only on the expiration date, and cannot be “exercised” at any other time during their term.

The purchase or sale of a futures contract also differs from the purchase or sale of a security or the purchase of an option in that no purchase price is paid or received.  Instead, an amount of cash or cash equivalents, which varies but may be as low as 5% or less of the value of the contract, must be deposited with the broker as “initial margin” as a good faith deposit.  Subsequent payments to and from the broker referred to as “variation margin” are made on a daily basis as the value of the currency underlying the futures contract fluctuates, making positions in the futures contract more or less valuable, a process known as “marking to the market.”

A futures contract may be purchased or sold only on an exchange, known as a “contract market,” designated by the Commodity Futures Trading Commission for the trading of such contract, and only through a registered futures commission merchant which is a member of such contract market.  A commission must be paid on each completed purchase and sale transaction.  The contract market clearinghouse guarantees the performance of each party to a futures contract by in effect taking the opposite side of such contract.  At any time prior to the expiration of a futures contract, a trader may elect to close out its position by taking an opposite position on the contract market on which the position was entered into, subject to the availability of a secondary market, which will operate to terminate the initial position.  At that time, a final determination of variation margin is made and any loss experienced by the trader is required to be paid to the contract market clearing house while any profit due to the trader must be delivered to it.

A call option on a futures contract provides the holder with the right to purchase, or enter into a “long” position in, the underlying futures contract.  A put option on a futures contract provides the holder with the right to sell, or enter into a “short” position, in the underlying futures contract.  In both cases, the option provides for a fixed exercise price up to a stated expiration date.  Upon exercise of the option by the holder, the contract market clearinghouse establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position in the case of a put option, and the writer delivers to the holder the accumulated balance in the writer’s margin account which, represents the amount by which the market price of the futures contract at exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.  In the event that an option written by the Portfolio is exercised, the Portfolio will be subject to all the risks associated with the trading of futures contracts, such as payment of variation margin deposits.  In addition, the writer of an option on a futures contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

A position in an option on a futures contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold.  The difference between the premiums paid and received represents the trader’s profit or loss on the transaction.

An option becomes worthless to the holder when it expires.  Upon exercise of an option, the exchange or contract market clearinghouse assigns exercise notices on a random basis to those of its members which have written options of the same series and with the same expiration date.  A brokerage firm receiving such notices then assigns them on a random basis to those of its customers which have written options of the same series and expiration date.  A writer, therefore, has no control over whether an option will be exercised against it, nor over the timing of such exercise.

Foreign Investments
Investors in The Large-Cap Value Equity, The International Equity, The Labor Select International Equity, The Emerging Markets, The Emerging Markets II, The Global Real Estate Securities, The Global Fixed Income, and The International Fixed Income Portfolios (as well as The Large-Cap Growth Equity, The Focus Smid-Cap Growth Equity, The Real Estate Investment Trust, The Real Estate Investment Trust II, The Select 20, The Core Focus Fixed Income, The High-Yield Bond, and The Core Plus Fixed Income Portfolios, each of which possesses a limited ability to invest in foreign securities) should recognize that investing in securities issued by foreign corporations and foreign governments involves certain considerations, including those set forth in the Prospectuses, which are not typically associated with investments in United States issuers. Since the securities of foreign issuers are frequently denominated in foreign currencies, and since each Portfolio may temporarily hold un-invested reserves in bank deposits in foreign currencies, these Portfolios will be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies. The investment policies of each Portfolio permit each to enter into forward foreign currency exchange contracts and permit The Focus Smid-Cap Growth Equity, The Emerging Markets, and The International Fixed Income Portfolios to engage in certain options and futures activities in order to hedge holdings and commitments against changes in the level of future currency rates. See “Foreign Currency Transactions” above.

The Large-Cap Value Equity, The International Equity, The Labor Select International Equity, The Emerging Markets, The Emerging Markets II, The Global Real Estate Securities, and The Global Fixed Income Portfolios (and The Large-Cap Growth Equity, The Focus Smid-Cap Growth Equity, The Real Estate Investment Trust, The Real Estate Investment Trust II, The Select 20, The Core Focus Fixed Income, The High-Yield Bond, and The Core Plus Fixed Income Portfolios with respect to up to 20%, 20%, 10%, 10%, 20%, 20%, 25%, and 20%, respectively, of its respective total assets) will invest in securities of foreign issuers and may hold foreign currency. Each of these Portfolios has the right to purchase securities in any developed, underdeveloped, or emerging country. Investors should consider carefully the substantial risks involved in investing in securities issued by companies and governments of foreign nations. These risks are in addition to the usual risks inherent in domestic investments. There is the possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations or other taxes imposed with respect to investments in foreign nations, foreign exchange control (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability, or diplomatic developments, which could affect investments in securities of issuers in those nations.

In addition, in many countries, there is substantially less publicly available information about issuers than is available in reports about companies in the United States, and this information tends to be of a lesser quality. Foreign companies are not subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to United States companies. In particular, the assets and profits appearing on the financial statements of a developing or emerging country issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with United States generally accepted accounting principles. Also, for an issuer that keeps accounting records in local currency, inflation accounting rules may require for both tax and accounting purposes that certain assets and liabilities be restated on the issuer’s balance sheet in order to express items in terms of currency or constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets.

It is also expected that the expenses for custodial arrangements of The Large-Cap Growth Equity, The Large-Cap Value Equity, The Focus Smid-Cap Growth Equity, The Real Estate Investment Trust, The Real Estate Investment Trust II, The Select 20, The International Equity, The Labor Select International Equity, The Emerging Markets, The Emerging Markets II, The Global Real Estate Securities, The Core Focus Fixed Income, The High-Yield Bond, The Core Plus Fixed Income, The Global Fixed Income, and The International Fixed Income Portfolios’ foreign securities will be somewhat greater than the expenses for the custodial arrangements for U.S. securities of equal value. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes. Although in some countries a portion of these taxes is recoverable, the non-recovered portion of foreign withholding taxes will reduce the income a Portfolio receives from the companies comprising the Portfolio’s investments. See “Distributions and Taxes.”

Further, a Portfolio may encounter difficulty or be unable to pursue legal remedies and obtain judgments in foreign courts.  Commission rates on securities transactions in foreign countries, which are sometimes fixed rather than subject to negotiation as in the United States, are likely to be higher.  Further, the settlement period of securities transactions in foreign markets may be longer than in domestic markets, and may be subject to administrative uncertainties.  In many foreign countries, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in the United States, and capital requirements for brokerage firms are generally lower.  The foreign securities markets of many of the countries in which a Portfolio may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States.

Compared to the United States and other developed countries, emerging countries may have volatile social conditions, relatively unstable governments and political systems, economies based on only a few industries and economic structures that are less diverse and mature, and securities markets that trade a small number of securities, which can result in a low or nonexistent volume of trading.  Prices in these securities markets tend to be volatile and, in the past, securities in these countries have offered greater potential for gain (as well as loss) than securities of companies located in developed countries. Until recently, there has been an absence of a capital market structure or market-oriented economy in certain emerging countries.  Further, investments and opportunities for investments by foreign investors are subject to a variety of national policies and restrictions in many emerging countries.  These restrictions may take the form of prior governmental approval, limits on the amount or type of securities held by foreigners, limits on the types of companies in which foreigners may invest, and prohibitions on foreign investments in issuers or industries deemed sensitive to national interests.  Additional restrictions may be imposed at any time by these or other countries in which a Portfolio invests.  Also, the repatriation of both investment income and capital from several foreign countries is restricted and controlled under certain regulations, including, in some cases, the need for certain governmental consents.  Although these restrictions may in the future make it undesirable to invest in emerging countries, neither Manager nor Mondrian believes that any current repatriation restrictions would affect their decision to invest in such countries.  Countries such as those in which a Portfolio may invest, and in which The Emerging Markets Portfolio will primarily invest, have historically experienced and may continue to experience, substantial, and in some periods extremely high rates of inflation for many years, high interest rates, exchange rate fluctuations or currency depreciation, large amounts of external debt, balance of payments and trade difficulties, and extreme poverty and unemployment.  Other factors which may influence the ability or willingness to service debt include, but are not limited to, a country’s cash-flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, its government’s policy towards the IMF, the World Bank and other international agencies, and the political constraints to which a government debtor may be subject.

With respect to investment in debt issues of foreign governments, the ability of a foreign government or government-related issuer to make timely and ultimate payments on its external debt obligations will also be strongly influenced by the issuer’s balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates, and the extent of its foreign reserves.  A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports.  To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected.  If a foreign government or government-related issuer cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment.  The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government’s implementation of economic reforms and/or economic performance and the timely service of its obligations.  Failure to implement such reforms, achieve such levels of economic performance, or repay principal or interest when due may curtail the willingness of such third parties to lend funds, which may further impair the issuer’s ability or willingness to service its debts in a timely manner.  The cost of servicing external debt will also generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates which are adjusted based upon international interest rates.  The ability to service external debt will also depend on the level of the relevant government’s international currency reserves and its access to foreign exchange.  Currency devaluations may affect the ability of a government issuer to obtain sufficient foreign exchange to service its external debt.

As a result of the foregoing, a foreign governmental issuer may default on its obligations.  If such a default occurs, a Portfolio may have limited effective legal recourse against the issuer and/or guarantor.  Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government and government-related debt securities to obtain recourse may be subject to the political climate in the relevant country.  In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government and government-related debt obligations in the event of default under their commercial bank loan agreements.

The issuers of the foreign government and government-related high yield securities, including Brady Bonds, in which The Emerging Markets, The High-Yield Bond, The Core Plus Fixed Income, The Global Fixed Income, and The International Fixed Income Portfolios expect to invest have in the past experienced substantial difficulties in servicing their external debt obligations, which have led to defaults on certain obligations and the restructuring of certain indebtedness.  Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments.  Holders of certain foreign government and government-related high yield securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers.  There can be no assurance that the Brady Bonds and other foreign government and government-related high yield securities in which The Emerging Markets, The High-Yield Bond, The Core Plus Fixed Income, The Global Fixed Income, and The International Fixed Income Portfolios may invest will not be subject to similar defaults or restructuring arrangements which may adversely affect the value of such investments.  Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

With respect to forward foreign currency exchanges, the precise matching of forward contract amounts and the value of the securities involved is generally not possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures.  The projection of short-term currency strategy is highly uncertain.  See “Forward Foreign Currency Exchange Contracts” below.

With reference to the Portfolios’ investments in foreign government securities, there is the risk that a foreign governmental issuer may default on its obligations.  If such a default occurs, a Portfolio may have limited effective legal recourse against the issuer and/or guarantor.  Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government and government-related debt securities to obtain recourse may be subject to the political climate in the relevant country.  In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government and government-related debt obligations in the event of default under their commercial bank loan agreements.

The issuers of foreign government and government-related debt securities have in the past experienced substantial difficulties in servicing their external debt obligations, which have led to defaults on certain obligations and the restructuring of certain indebtedness.  Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments.  Holders of certain foreign government and government-related high yield securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers.  There can be no assurance that Brady Bonds and other foreign government and government-related securities will not be subject to similar defaults or restructuring arrangements which may adversely affect the value of such investments.  Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

Investments and opportunities for investments by foreign investors in emerging market countries are subject to a variety of national policies and restrictions.  These restrictions may take the form of prior governmental approval, limits on the amount or type of securities held by foreigners, limits on the types of companies in which foreigners may invest and prohibitions on foreign investments in issuers or industries deemed sensitive to national interests.  Additional restrictions may be imposed at any time by these or other countries in which the Portfolios’ invest.  Although these restrictions may in the future make it undesirable to invest in emerging countries, neither the Manager nor Mondrian believes that any current registration restrictions would affect its decision to invest in such countries.

As disclosed in the Prospectus for The International Equity Portfolio, The Labor Select International Equity Portfolio, The Emerging Markets Portfolio, The Core Focus Fixed Income Portfolio, The High Yield Bond Portfolio, The Core Plus Fixed Income Portfolio, The Global Fixed Income Portfolio, and The International Fixed Income Portfolio, the foreign short-term fixed income securities in which the Portfolios may invest may be U.S. dollar or foreign currency denominated, including the euro.  Such securities may include those issued by supranational entities.  A supranational entity is an entity established or financially supported by the national governments of one or more countries to promote development or reconstruction.  They include:  The Work Bank, European Investment Bank, Asian

Development Bank, European Economic Community, and the Inter-American Development Bank.  Such fixed income securities will be typically rated, at the time of purchase, AA or higher by S&P or Aa or higher by Moody’s, or of comparable quality as determined by the Manager or Mondrian, as applicable.

Forward Foreign Currency Exchange Contracts
The foreign investments made by The Large-Cap Growth Equity, The Focus Smid-Cap Growth Equity, The Real Estate Investment Trust, The Select 20, The International Equity, The Labor Select International Equity, The Emerging Markets, The Emerging Markets II, The Global Real Estate Securities, The Core Focus Fixed Income, The High-Yield Bond, The Core Plus Fixed Income The Global Fixed Income, and The International Fixed Income Portfolios present currency considerations which pose special risks, as described in the Prospectus.

Although these Portfolios value their assets daily in terms of U.S. dollars, they do not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis.  A Portfolio will, however, from time to time, purchase or sell foreign currencies and/or engage in forward foreign currency transactions in order to expedite settlement of Portfolio transactions and to minimize currency value fluctuations.  A Portfolio may conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into contracts to purchase or sell foreign currencies at a future date (i.e., a “forward foreign currency” contract or “forward” contract).  A Portfolio will convert currency on a spot basis from time to time, and investors should be aware of the costs of currency conversion.

A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract, agreed upon by the parties, at a price set at the time of the contract.

A Portfolio may enter into forward contracts to “lock in” the price of a security it has agreed to purchase or sell, in terms of U.S. dollars or other currencies in which the transaction will be consummated.   By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars or foreign currency, of the amount of foreign currency involved in the underlying security transaction, a Portfolio will be able to protect itself against a possible loss resulting from an adverse change in currency exchange rates during the period between the date the security is purchased or sold and the date on which payment is made or received.

For example, when the Manager or Mondrian, as applicable, believes that the currency of a particular foreign country may suffer a significant decline against the U.S. dollar or against another currency, a Portfolio may enter into a forward contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximating the value of some or all of the Portfolio’s securities denominated in such foreign currency.  A Portfolio will not enter into forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the Portfolio’s securities or other assets denominated in that currency.

The Portfolios may enter into forward contracts to hedge the currency risk associated with the purchase of individual securities denominated in particular currencies.  In the alternative, the Portfolios may also engage in currency “cross hedging” when, in the opinion of the Manager or Mondrian, as applicable, the historical relationship among foreign currencies suggests that the Portfolios may achieve the same protection for a foreign security at reduced cost and/or administrative burden through the use of a forward contract relating to a currency other than the U.S. dollar or the foreign currency in which the security is denominated.

At the maturity of a forward contract, a Portfolio may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.  The Portfolio may realize gain or loss from currency transactions.

With respect to forward foreign currency contracts, the precise matching of forward contract amounts and the value of the securities involved is generally not possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures.  The projection of short-term currency strategy is highly uncertain.

It is impossible to forecast the market value of Portfolio securities at the expiration of the contract.  Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.  Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of a Portfolio security if its market value exceeds the amount of foreign currency the Portfolio is obligated to deliver.

Futures and Options on Futures
In order to remain fully invested, to facilitate investments in portfolio securities, and to reduce transaction costs, The Large-Cap Growth Equity, The Focus Smid-Cap Growth Equity, The Real Estate Investment Trust, The Select 20, The Emerging Markets, The Emerging Markets II, The Global Real Estate Securities, The Core Focus Fixed Income, and The Core Plus Fixed Income Portfolios may, to a limited extent, enter into futures contracts, purchase or sell options on futures contracts and engage in certain transactions in options on securities, and may enter into closing transactions with respect to such activities.  The Portfolios will only enter into these transactions for hedging purposes if it is consistent with the Portfolios’ investment objectives and policies, and the Portfolios will not engage in such transactions to the extent that obligations relating to futures contracts, options on futures contracts, and options on securities, in the aggregate, exceed 25% of the Portfolios’ assets, or 20% of The Real Estate Investment Trust Portfolios’ total assets.

Additionally, The International Fixed Income, The Emerging Markets, The Emerging Markets II, The Global Real Estate Securities, The Core Focus Fixed Income, and The Core Plus Fixed Income Portfolios may enter into futures contracts, purchase or sell options on futures contracts, and trade in options on foreign currencies, and may enter into closing transactions with respect to such activities to hedge or “cross hedge” the currency risks associated with its investments.

The Large-Cap Growth Equity, The Focus Smid-Cap Growth Equity, The Real Estate Investment Trust, The Select 20, The Emerging Markets, The Emerging Markets II, The Global Real Estate Securities, The Core Focus Fixed Income, and The Core Plus Fixed Income Portfolios may enter into contracts for the purchase or sale for future delivery of securities.  A futures contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a financial instrument, or for the making and acceptance of a cash settlement, at a stated time in the future for a fixed price.  By its terms, a futures contract provides for a specified settlement date on which the securities underlying the contracts are delivered, or in the case of securities index futures contracts, the difference between the price at which the contract was entered into and the contract’s closing value is settled between the purchaser and the seller in cash.  Futures contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction.  In addition, futures contracts call for settlement only on the expiration date, and cannot be “exercised” at any other time during their term.

The purchase or sale of a futures contract also differs from the purchase or sale of a security or the purchase of an option in that no purchase price is paid or received.  Instead, an amount of cash or cash equivalents, which varies but may be as low as 5% or less of the value of the contract, must be deposited with the broker as “initial margin” as a good faith deposit.  This amount is generally maintained in a segregated account at the custodian bank.  Subsequent payments to and from the broker, referred to as “variation margin,” are made on a daily basis as the value of the index or instrument underlying the futures contract fluctuates, making positions in the futures contract more or less valuable, a process known as “marking to the market.”

Consistent with the limited purposes for which the Portfolios may engage in these transactions, a Portfolio may enter into such futures contracts to protect against the adverse effects of fluctuations in interest rates without actually buying or selling the securities.  For example, if interest rates are expected to increase, a Portfolio might enter into futures contracts for the sale of debt securities.  Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Portfolio.  If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contracts to the Portfolio would increase at approximately the same rate, thereby keeping the net asset value (“NAV”) of the Portfolio from declining as much as it otherwise would have.  Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to hedge in anticipation of subsequent purchases of securities at higher prices.  Because the fluctuations in the value of futures contracts should be similar to those of debt securities, a Portfolio could take advantage of the anticipated rise in value of debt securities without actually buying them until the market had stabilized.  At that time, the futures contracts could be liquidated and the Portfolio could then buy debt securities on the cash market.

Foreign currency futures contracts operate similarly to futures contracts concerning securities.  When The International Fixed Income Portfolio, The Emerging Markets Portfolio, and The Emerging Markets Portfolio II sell a futures contract on a foreign currency, they are obligated to deliver that foreign currency at a specified future date.  Similarly, a purchase by a Portfolio gives it a contractual right to receive a foreign currency.  This enables a Portfolio to “lock in” exchange rates.  The Portfolios may also purchase and write options to buy or sell futures contracts in which a Portfolio may invest and enter into related closing transactions.  Options on futures are similar to options except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract, rather than actually to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option.  The Portfolios will not enter into futures contracts and options thereon to the extent that more than 5% of a Portfolio’s assets are required as futures contract margin deposits and premiums on options, and only to the extent that obligations under such futures contracts and options thereon would not exceed 20% of the Portfolio’s total assets.  In the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limit.

With respect to options on futures contracts, when a Portfolio is not fully invested, it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.  The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security.  Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities.

The writing of a call option on a futures contract constitutes a partial hedge against the declining price of the security which is deliverable upon exercise of the futures contract.  If the futures price at the expiration of the option is below the exercise price, the Portfolio will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Portfolio’s holdings.  The writing of a put option on a futures contract constitutes a partial hedge against the increasing price of the security which is deliverable upon exercise of the futures contract.  If the futures price at the expiration of the option is higher than the exercise price, the Portfolio will retain the full amount of option premium, which provides a partial hedge against any increase in the price of securities which the Portfolio intends to purchase.

If a put or call option that a Portfolio has written is exercised, the Portfolio will incur a loss, which will be reduced by the amount of the premium it receives.  Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, a Portfolio’s losses from existing options on futures may, to some extent, be reduced or increased by changes in the value of portfolio securities.  The purchase of a put option on a futures contract is similar in some respects to the purchase of protective puts on portfolio securities.  For example, consistent with the limited purposes for which the Portfolios will engage in these activities, a Portfolio will purchase a put option on a futures contract to hedge the Portfolio’s securities against the risk of rising interest rates.

To the extent that interest rates move in an unexpected direction, the Portfolios may not achieve the anticipated benefits of futures contracts or options on futures contracts, or may realize a loss.  For example, if a Portfolio is hedged against the possibility of an increase in interest rates, which would adversely affect the price of securities held in its portfolio, and interest rates decrease instead, the Portfolio will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures position.  In addition, in such situations, if the Portfolio had insufficient cash, it may be required to sell securities from its portfolio to meet daily variation margin requirements.  Such sales of securities may, but will not necessarily, be at increased prices which reflect the rising market.  The Portfolios may be required to sell securities at a time when it may be disadvantageous to do so.

Further, with respect to options on futures contracts, the Portfolios may seek to close out an option position by writing or buying an offsetting position covering the same securities or contracts and have the same exercise price and expiration date.  To the extent that a Portfolio purchases an option on a futures contract and fails to exercise the option prior to the exercise date, it will suffer a loss of the premium paid.  The ability to establish and close out positions on options will be subject to the maintenance of a liquid secondary market, which cannot be assured.

Lastly, it should be noted that the Trust (on behalf of each Portfolio and Fund) has filed with the National Futures Association a notice claiming an exclusion from the definition of the term "commodity pool operator" ("CPO") under the Commodity Exchange Act, as amended, and the rules of the Commodity Futures Trading Commission promulgated thereunder, with respect to each Portfolio and Fund's operation. Accordingly, each Portfolio and Fund is not subject to registration or regulation as a CPO.

High Yield, High Risk Securities
The Large-Cap Growth Equity, The Select 20, The International Fixed Income, The Core Plus Fixed Income, and The Global Fixed Income Portfolios may invest up to 5%, 5%, 5%, 30%, and 5%, respectively, of its assets in high risk, high yield fixed income securities of foreign governments, including, within specified limitations, Brady Bonds.  The Emerging Markets Portfolio and The Emerging Markets Portfolio II may invest up to 35% of their respective net assets in fixed income securities issued by emerging country companies, and foreign governments, their agencies and instrumentalities or political sub-divisions, all of which may be high yield, high risk securities, including Brady Bonds.

The High-Yield Bond Portfolio invests primarily in corporate bonds rated BB or lower by S&P or similarly rated by another nationally recognized statistical rating organization (“NRSRO”).

High yield, high risk bonds are considered to be of poor standing and predominantly speculative and entail certain risks, including the risk of loss of principal, which may be greater than the risks involved with investing in investment-grade securities.  Such securities are sometimes issued by companies whose earnings at the time of issuance are less than the projected debt service on the high yield securities.  Such securities are subject to a substantial degree of credit risk.  In the past, the high yields from these bonds have compensated for their higher default rates.  There can be no assurance, however, that yields will continue to offset default rates on these bonds in the future.  The Manager intends to maintain an adequately diversified portfolio of these bonds for the High-Yield Bond Portfolio.  Investments in high yield bonds by other Portfolios are limited as discussed herein and in the applicable Prospectus.  While diversification and limiting the percentage of the Portfolio that can be invested in such bonds can help to reduce the effect of an individual default on the Portfolios, there can be no assurance that diversification or limitation will protect the Portfolios from widespread bond defaults brought about by a sustained economic downturn.

Medium and low-grade bonds held by the Portfolios may be issued as a consequence of corporate restructurings, such as leveraged buy-outs, mergers, acquisitions, debt recapitalizations, or similar events.  Also, these bonds are often issued by smaller, less creditworthy companies, or by highly leveraged (indebted) firms, which are generally less able than more financially stable firms to make scheduled payments of interest and principal.  The risks posed by bonds issued under such circumstances are substantial.

The economy and interest rates may affect these high yield, high risk securities differently from other securities.  Prices have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic changes or individual corporate developments.  Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing.  Changes by recognized rating agencies in their rating of any security and in the ability of an issuer to make payments of interest and principal will also ordinarily have a more dramatic effect on the values of these investments than on the values of higher rated securities.  Such changes in value will not affect cash income derived from these securities, unless the issuers fail to pay interest or dividends when due.  Such changes will, however, affect the respective Portfolios’ NAV.

Although the market for high yield bonds has been in existence for many years, including periods of economic downturns, the high yield market grew rapidly during the long economic expansion which took place in the United States during the 1980s.  During the economic expansion, the use of high yield debt securities to fund highly leveraged corporate acquisitions and restructurings increased dramatically.  As a result, the high yield market grew substantially during the economic expansion.  Although experts disagree on the impact recessionary periods have had and will have on the high yield market, some analysts believe a protracted economic downturn would severely disrupt the market for high yield bonds, adversely affect the value of outstanding bonds, adversely affect the liquidity of such bonds, and/or adversely affect the ability of high yield issuers to repay principal and interest.  Those analysts cite volatility experienced in the high yield market in the past as evidence for their position.  It is likely that protracted periods of economic uncertainty would result in increased volatility in the market prices of high yield bonds, an increase in the number of high yield bond defaults, and corresponding volatility in the Portfolio’s NAV.

In addition, if, as a result of volatility in the high yield market or other factors, the Portfolio experiences substantial net redemptions of the Portfolio’s shares for a sustained period of time, the High-Yield Bond Portfolio may be required to sell securities without regard to the investment merits of the securities to be sold.  If the Portfolio sells a substantial number of securities to generate proceeds for redemptions, the asset base of the Portfolio will decrease and the Portfolio’s expense ratios may increase.

Furthermore, the secondary market for high yield securities is currently dominated by institutional investors, including mutual funds and certain financial institutions.  There is generally no established retail secondary market for high yield securities.  As a result, the secondary market for high yield securities is more limited and less liquid than other secondary securities markets.  The high yield secondary market is particularly susceptible to liquidity problems when the institutions which dominate it temporarily cease buying bonds for regulatory, financial or other reasons, such as the savings and loan crisis.  A less liquid secondary market may have an adverse effect on the Portfolio’s ability to dispose of particular issues, when necessary, to meet the Portfolio’s liquidity needs or in response to a specific economic event, such as the deterioration in the creditworthiness of the issuer.  In addition, a less liquid secondary market makes it more difficult for the Portfolios to obtain precise valuations of the high yield securities in their portfolios.  During periods involving such liquidity problems, judgment plays a greater role in valuing high yield securities than is normally the case.  The secondary market for high yield securities is also generally considered more likely to be disrupted by adverse publicity and investor perceptions than the more established secondary securities markets.  A Portfolio’s privately placed high yield securities are particularly susceptible to the liquidity and valuation risks outlined above.

Finally, there are a variety of legislative actions which have been taken or which are considered from time to time by the United States Congress which could adversely affect the market for high yield bonds.  For example, Congressional legislation limited the deductibility of interest paid on certain high yield bonds used to finance corporate acquisitions.  Also, Congressional legislation has, with some exceptions, generally prohibited federally-insured savings and loan institutions from investing in high yield securities.  Regulatory actions have also affected the high yield market.  For example, many insurance companies have restricted or eliminated their purchase of high yield bonds as a result of, among other factors, actions taken by the National Association of Insurance Commissioners.  If similar legislative and regulatory actions are taken in the future, they could result in further tightening of the secondary market for high yield issues, could reduce the number of new high yield securities being issued, and could make it more difficult for the High-Yield Bond Portfolio, in particular, to attain its investment objective.

Initial Public Offerings (IPOs)
Under certain market conditions, The Large-Cap Growth Equity, The Focus Smid-Cap Growth Equity, The Real Estate Investment Trust, The Real Estate Investment Trust II, The Select 20, and The Global Real Estate Securities Portfolios may invest in companies at the time of their IPO. Companies involved in IPOs generally have limited operating histories, and prospects for future profitability are uncertain. Prices of IPOs may also be unstable because of the absence of a prior public market, the small number of shares available for trading, and limited investor information. IPOs may be sold within 12 months of purchase. This may result in increased short-term capital gains, which will be taxable to shareholders as ordinary income.

Investment Company Securities
Except for The Labor Select International Equity Portfolio, each Portfolio may invest in other investment companies.  Any investments that the Portfolios are permitted to invest in other investment companies, including open-end, closed-end or unregistered investment companies, either within the percentage limits set forth in the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, or without regard to percentage limits in connection with a merger, reorganization, consolidation or other similar transaction.  However, none of the Portfolios may operate as a “fund of funds” which invests primarily in the shares of other investment companies as permitted by Section 12(d)(1)(F) or (G) of the 1940 Act, if its own shares are utilized as investments by such a “fund of funds.”  Under the 1940 Act’s current limitations, the Portfolios may not: (i) own more than 3% of the voting stock of another investment company; (ii) invest more than 5% of a Portfolio’s total assets in the shares of any one investment company; nor (iii) invest more than 10% of a Portfolio’s total assets in shares of other investment companies.  These percentage limitations also apply to a Portfolio’s investments in unregistered investment companies.

Loans and Other Direct Indebtedness
The Core Focus Fixed Income Portfolio, The High-Yield Bond Portfolio, and The Core Plus Fixed Income Portfolio may purchase loans and other direct indebtedness.  In purchasing a loan, a Portfolio acquires some or all of the interest of a bank or other lending institution in a loan to a corporate, governmental, or other borrower.  Many such loans are secured, although some may be unsecured.  Such loans may be in default at the time of purchase.  Loans that are fully secured offer a Portfolio more protection than unsecured loans in the event of non-payment of scheduled interest or principal.  However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower's obligation, or that the collateral can be liquidated.  These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs, and other corporate activities.  Such loans are typically made by a syndicate of lending institutions, represented  by an agent lending institution that has negotiated and structured the loan and is responsible for collecting interest, principal, and other amounts due on its own behalf and on behalf of the others in the syndicate, and for enforcing its and their other rights  against the borrower.  Alternatively, such loans may be structured as a novation, pursuant to which a Portfolio would assume all of the rights of the lending institution in a loan, or as an assignment, pursuant to which a Portfolio would purchase an assignment of a portion of a lender's interest in a loan either directly from the lender or through an intermediary.

A Portfolio may also purchase trade or other claims against companies, which generally represent money owned by the company to a supplier of goods or services.  These claims may also be purchased at a time when the company is in default.

Certain of the loans and the other direct indebtedness acquired by a portfolio may involve revolving credit facilities or other standby financing commitments which obligate a Portfolio to pay additional cash on a certain date or on demand.  These commitments may require a Portfolio to increase its investment in a company at a time when that Portfolio might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid).  To the extent that a Portfolio is committed to advance additional funds, it will at all times hold and maintain in a segregated account cash or other high grade debt obligations in an amount sufficient to meet such commitments.  A Portfolio's ability to receive payment of principal, interest and other amounts due in connection with these investments will depend primarily on the financial condition of the borrower.  In selecting the loans and other direct indebtedness that a Portfolio will purchase, the investment manager will rely upon its own (and not the original lending institution's) credit analysis of the borrower.  As a Portfolio may be required to rely upon another lending institution to collect and pass onto the Portfolio amounts payable with respect to the loan and to enforce the Portfolio's rights under the loan and other direct indebtedness, an insolvency, bankruptcy, or reorganization of the lending institution may delay or prevent the Portfolio from receiving such amounts.  In such cases, a Portfolio will evaluate, as well, the creditworthiness of the lending institution and will treat both the borrower and the lending institution as an "issuer" of the loan for purposes of compliance with applicable law pertaining to the diversification of the Portfolio's investments.  The highly leveraged nature of many such loans and other direct indebtedness may make such loans and other direct indebtedness especially vulnerable to adverse changes in economic or market conditions.  Investments in such loans and other direct indebtedness may involve additional risk to the Portfolios.

Mortgage-Backed Securities
The Real Estate Investment Trust, The Global Real Estate Securities, The Core Focus Fixed Income, The Core Plus Fixed Income, and The Global Fixed Income Portfolios may invest in mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or by government-sponsored corporations.  Those securities include, but are not limited to, Government National Mortgage Association (“GNMA”) certificates.  Such securities differ from other fixed income securities in that principal is paid back by the borrower over the length of the loan rather than returned in a lump sum at maturity.  When prevailing interest rates rise, the value of a GNMA security may decrease as do other debt securities.  When prevailing interest rates decline, however, the value of GNMA securities may not rise on a comparable basis with other debt securities because of the prepayment feature of GNMA securities.  Additionally, if a GNMA certificate is purchased at a premium above its principal value because its fixed rate of interest exceeds the prevailing level of yields, the decline in price to par may result in a loss of the premium in the event of prepayment.  Funds received from prepayments may be reinvested at the prevailing interest rates which may be lower than the rate of interest that had previously been earned.

The Portfolios also may invest in collateralized mortgage obligations (“CMOs”) and real estate mortgage investment conduits (“REMICs”).  CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders and collateralized by a pool of mortgages held under an indenture.  CMOs are issued in a number of classes or series with different maturities.  The classes or series are retired in sequence as the underlying mortgages are repaid.  REMICs, which were authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property.  REMICs are similar to CMOs in that they issue multiple classes of securities.  To the extent any privately-issued CMOs or REMICs in which the Portfolios may invest are considered by the SEC to be investment companies, the Portfolios will limit their investments in such securities in a manner consistent with the provisions of the 1940 Act.

The mortgages backing these securities include conventional 30-year fixed rate mortgages, graduated payment mortgages and adjustable rate mortgages.  These mortgages may be supported by various types of insurance, may be backed by GNMA certificates or other mortgage pass-throughs issued or guaranteed by the U.S. government, its agencies or instrumentalities.  However, the guarantees do not extend to the mortgage-backed securities’ value, which is likely to vary inversely with fluctuations in interest rates.  These certificates are in most cases “pass-through” instruments, through which the holder receives a share of all interest and principal payments from the mortgages underlying the certificate.  Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the average life or realized yield of a particular issue of pass-through certificates.  During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate.  When the mortgage obligations are prepaid, a Portfolio may reinvest the prepaid amounts in securities, the yield of which reflects interest rates prevailing at the time.  Moreover, prepayments of mortgages which underlie securities purchased at a premium could result in capital losses.

Certain CMOs and REMICs may have variable or floating interest rates and others may be stripped.  Stripped mortgage securities have greater market volatility than other types of mortgage securities in which the Portfolios may invest.

Stripped mortgage securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets.  A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal.  In the most extreme case, one class will receive all of the interest (the “interest-only” class), while the other class will receive all of the principal (the “principal-only” class).  The yield to maturity on an interest-only class is extremely sensitive, not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Portfolio’s yield to maturity.  If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Portfolio may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed.  As a result, established trading markets have not yet been fully developed and, accordingly, these securities are generally illiquid and to such extent, together with any other illiquid investments, will not exceed 15% of a Portfolio's net assets.

CMOs and REMICs issued by private entities are not government securities and are not directly guaranteed by any government agency.  They are secured by the underlying collateral of the private issuer.  Each of the Portfolios may invest in such private-backed securities, but the Portfolios will do so only if: (i) the securities are 100% collateralized at the time of issuance by securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and (ii) currently, they are rated at the time of purchase in the two highest grades by an NRSRO.

The Core Focus Fixed Income and The Core Plus Fixed Income Portfolios each may invest up to 20% of its total assets in CMOs and REMICs issued by private entities which are not collateralized by securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, and non-agency mortgage-backed securities.  Investments in these securities may be made only if the securities: (i) are rated at the time of purchase in the four top rating categories by an NRSRO (for example, BBB- or better by S&P or Baa3 or better by Moody’s) and (ii) represent interests in whole-loan mortgages, multi-family mortgages, commercial mortgages and other mortgage collateral supported by a first mortgage lien on real estate.  Non-agency mortgage-backed securities are subject to the interest rate and prepayment risks, described above, to which other CMOs and REMICs issued by private issuers are subject.  Non-agency mortgage-backed securities may also be subject to a greater risk of loss of interest and principal because they are not collateralized by securities issued or guaranteed by the U.S. government.  In addition, timely information concerning the loans underlying these securities may not be as readily available and the market for these securities may be less liquid than other CMOs and REMICs.

Options
The Large-Cap Growth Equity, The Focus Smid-Cap Growth Equity, The Real Estate Investment Trust, The Select 20, The Emerging Markets, The Emerging Markets II, The Global Real Estate Securities, The Core Focus Fixed Income, and The Core Plus Fixed Income Portfolios may purchase call options, write call options on a covered basis, purchase put options and write put options.  Writing put options will require the Portfolio to segregate assets sufficient to cover the put while the option is outstanding.

The Portfolios may invest in options that are either exchange-listed or traded over-the-counter.  Certain over-the-counter options may be illiquid. Thus, it may not be possible to close options positions and this may have an adverse impact on the Portfolios' ability to effectively hedge their securities.  The Large-Cap Growth Equity, The Focus Smid-Cap Growth Equity, The Real Estate Investment Trust, The Select 20, The Emerging Markets, The Emerging Markets II, The Global Real Estate Securities, The Core

Focus Fixed Income, and The Core Plus Fixed Income Portfolios will not invest more than 15% of their respective assets in illiquid securities.

Covered Call Writing. The Portfolios may write covered call options from time to time on such portion of their securities as the Manager or Mondrian, as applicable, determines is appropriate given the limited circumstances under which the Portfolios intend to engage in this activity.  A call option gives the purchaser of such option the right to buy and the writer (in this case a Portfolio) the obligation to sell the underlying security at the exercise price during the option period.  The advantage is that the writer receives a premium income and the purchaser may hedge against an increase in the price of the securities it ultimately wishes to buy.  If the security rises in value, however, the Portfolio may not fully participate in the market appreciation.

During the option period, a covered call option writer may be assigned an exercise notice by the broker/dealer through whom such call option was sold requiring the writer to deliver the underlying security against payment of the exercise price.  This obligation is terminated upon the expiration of the option period or at such earlier time in which the writer effects a closing purchase transaction.  A closing purchase transaction cannot be effected with respect to an option once the option writer has received an exercise notice for such option.

With respect to options on actual portfolio securities owned by the Portfolios, a Portfolio may enter into closing purchase transactions.  A closing purchase transaction is one in which the Portfolio, when obligated as a writer of an option, terminates its obligation by purchasing an option of the same series as the option previously written.

Consistent with the limited purposes for which the Portfolios intend to engage in the writing of covered calls, closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security or to enable the Portfolios to write another call option on the underlying security with either a different exercise price or expiration date or both.

The Portfolios may realize a net gain or loss from a closing purchase transaction depending upon whether the net amount of the original premium received on the call option is more or less than the cost of effecting the closing purchase transaction.  Any loss incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a sale of a different call option on the same underlying security.  Such a loss may also be wholly or partially offset by unrealized appreciation in the market value of the underlying security.  Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part by a decline in the market value of the underlying security.

If a call option expires unexercised, a Portfolio will realize a short-term capital gain in the amount of the premium on the option, less the commission paid.  Such a gain, however, may be offset by depreciation in the market value of the underlying security during the option period.  If a call option is exercised, a Portfolio will realize a gain or loss from the sale of the underlying security equal to the difference between the cost of the underlying security and the proceeds of the sale of the security, plus the amount of the premium on the option, less the commission paid.

The market value of a call option generally reflects the market price of an underlying security.  Other principal factors affecting market value include supply and demand, interest rates, the price volatility of the underlying security and the time remaining until the expiration date.

The Portfolios will write call options only on a covered basis, which means that the Portfolios will own the underlying security subject to a call option at all times during the option period.  Unless a closing purchase transaction is effected, the Portfolios would be required to continue to hold a security which they might otherwise wish to sell, or deliver a security they would want to hold.  Options written by the Portfolios will normally have expiration dates between one and nine months from the date written.  The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.

Purchasing Call Options.  The Portfolios may purchase call options to the extent that premiums paid by the Portfolios do not aggregate more than 2% of their respective total assets.  When a Portfolio purchases a call option, in return for a premium paid by the Portfolio to the writer of the option, the Portfolio obtains the right to buy the security underlying the option at a specified exercise price at any time during the term of the option.  The writer of the call option, who receives the premium upon writing the option, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price.  The advantage of purchasing call options is that the Portfolios may alter portfolio characteristics and modify portfolio maturities without incurring the cost associated with portfolio transactions.

The Portfolios may, following the purchase of a call option, liquidate their positions by effecting a closing sale transaction.  This is accomplished by selling an option of the same series as the option previously purchased.  The Portfolios will realize a profit from a closing sale transaction if the price received on the transaction is more than the premium paid to purchase the original call option; the Portfolios will realize a loss from a closing sale transaction if the price received on the transaction is less than the premium paid to purchase the original call option.

Although the Portfolios will generally purchase only those call options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange may exist.  In such event, it may not be possible to effect closing transactions in particular options, with the result that the Portfolios would have to exercise their options in order to realize any profit and would incur brokerage commissions upon the exercise of such options and upon the subsequent disposition of the underlying securities acquired through the exercise of such options.  Further, unless the price of the underlying security changes sufficiently, a call option purchased by a Portfolio may expire without any value to the Portfolio.

Purchasing Put Options.  The Portfolios may purchase put options to the extent premiums paid by the Portfolios do not aggregate more than 2% of their respective total assets.  The Real Estate Investment Trust, The Global Real Estate Securities, and The Core Plus Fixed Income Portfolios will, at all times during which they hold a put option, own the security covered by such option.

A put option purchased by the Portfolios gives them the right to sell one of their securities for an agreed price up to an agreed date.  Consistent with the limited purposes for which the Portfolios intend to purchase put options, the Portfolios intend to purchase put options in order to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option (“protective puts”).  The ability to purchase put options will allow a Portfolio to protect unrealized gain in an appreciated security in its portfolio without actually selling the security.  If the security does not drop in value, the Portfolio will lose the value of the premium paid.  The Portfolio may sell a put option which it has previously purchased prior to the sale of the securities underlying such option.  Such sales will result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option which is sold.

The Portfolios may sell a put option purchased on individual portfolio securities.  Additionally, the Portfolios may enter into closing sale transactions.  A closing sale transaction is one in which a

Portfolio, when it is the holder of an outstanding option, liquidates its position by selling an option of the same series as the option previously purchased.

Writing Put Options.  A put option written by a Portfolio obligates it to buy the security underlying the option at the exercise price during the option period, and the purchaser of the option has the right to sell the security to the Portfolio.  During the option period, the Portfolio, as writer of the put option, may be assigned an exercise notice by the broker/dealer through whom the option was sold, requiring the Portfolio to make payment of the exercise price against delivery of the underlying security.  The obligation terminates upon expiration of the put option or at such earlier time at which the writer effects a closing purchase transaction.  A Portfolio may write put options only if the Portfolio will maintain in a segregated account with its custodian bank, cash, U.S. government securities or other assets in an amount not less than the exercise price of the option at all times during the option period.  The amount of cash, U.S. government securities or other assets held in the segregated account will be adjusted on a daily basis to reflect changes in the market value of the securities covered by the put option written by the Portfolios.  Consistent with the limited purposes for which the Portfolios intend to engage in the writing of put options, such put options will generally be written in circumstances where the Manager or Mondrian, as applicable, wishes to purchase the underlying security for the Portfolios at a price lower than the current market price of the security.  In such event, a Portfolio would write a put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay.

Following the writing of a put option, the Portfolios may wish to terminate the obligation to buy the security underlying the option by effecting a closing purchase transaction.  This is accomplished by buying an option of the same series as the option previously written.  The Portfolios may not, however, effect such a closing transaction after they have been notified of the exercise of the option.

Options on Stock Indices
The Large-Cap Growth Equity, The Focus Smid-Cap Growth Equity, The Select 20, The Emerging Markets, The Emerging Markets II, The Global Real Estate Securities, The Core Focus Fixed Income, and The Core Plus Fixed Income Portfolios may acquire options on stock indices.  A stock index assigns relative values to the common stocks included in the index with the index fluctuating with changes in the market values of the underlying common stock.

Options on stock indices are similar to options on stocks but have different delivery requirements.  Stock options provide the right to take or make delivery of the underlying stock at a specified price.  A stock index option gives the holder the right to receive a cash “exercise settlement amount” equal to (i) the amount by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed “index multiplier.”  Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.  The amount of cash received will be equal to such difference between the closing price of the index and exercise price of the option expressed in dollars times a specified multiple.  The writer of the option is obligated, in return for the premium received to make delivery of this amount.  Gain or loss to a Portfolio on transactions in stock index options will depend on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements of individual securities.  As with stock options, a Portfolio may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

A stock index fluctuates with changes in the market values of the stock so included.  Some stock index options are based on a broad market index such as the Standard & Poor’s 500 or the New York

Stock Exchange Composite Index, or a narrower market index such as the Standard & Poor’s 100.  Indices are also based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index.  Options on stock indices are currently traded on domestic exchanges such as: The Chicago Board Options Exchange, the New York Stock Exchange and American Stock Exchange, as well as on foreign exchanges.

A Portfolio’s ability to hedge effectively all or a portion of its securities through transactions in options on stock indices depends on the degree to which the price moves in the Portfolio’s securities.  Since a Portfolio will not duplicate the components of an index, the correlation will not be exact.  Consequently, a Portfolio bears the risk that the prices of the securities being hedged will not move in the same amount as the hedging instrument.  It is also possible that there may be a negative correlation between the index or other securities, which would result in a loss on both such securities and the hedging instrument.

Positions in stock index options may be closed out only on an exchange which provides a secondary market.  There can be no assurance that a liquid secondary market will exist for any particular stock index option.  Thus, it may not be possible to close such an option.  The inability to close options positions could have an adverse impact on a Portfolio’s ability effectively to hedge its securities.  A Portfolio will enter into an option position only if there appears to be a liquid secondary market for such options.

A Portfolio will not engage in transactions in options on stock indices for speculative purposes, but only to protect appreciation attained and to take advantage of the liquidity available in the option markets.

Portfolio Loan Transactions
Each Portfolio may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.

It is the understanding of the Trust that the SEC staff permits portfolio lending by registered investment companies if certain conditions are met.  These conditions are as follows: (i) each transaction must have 100% collateral in the form of cash, short-term U.S. government securities, or irrevocable letters of credit payable by banks acceptable to Pooled Trust from the borrower; (ii) this collateral must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to a Portfolio; (iii) a Portfolio must be able to terminate the loan after notice at any time; (iv) a Portfolio must receive reasonable interest on any loan and any dividends, interest or other distributions on the lent securities, and any increase in the market value of such securities; (v) a Portfolio may pay reasonable custodian fees in connection with the loan; and (vi) the voting rights on the lent securities may pass to the borrower; however, if the Trust’s Board of Trustees knows that a material event will occur affecting an investment loan, they must either terminate the loan in order to vote the proxy or enter into an alternative arrangement with the borrower to enable the trustees to vote the proxy.

The major risk to which a Portfolio would be exposed on a loan transaction is the risk that the borrower would go bankrupt at a time when the value of the security goes up.  Therefore, a Portfolio will only enter into loan arrangements after a review of all pertinent facts by the Manager or Mondrian, as applicable, under the supervision of the Board of Trustees, as applicable, including the creditworthiness of the borrowing broker, dealer or institution, and then only if the consideration to be received from such loans would justify the risk.  Creditworthiness will be monitored on an ongoing basis by the Manager or Mondrian, as applicable.

Real Estate Investment Trusts
In addition to The Real Estate Investment Trust Portfolios and The Global Real Estate Securities Portfolio, The Large-Cap Growth Equity Portfolio may invest in real estate investment trusts (“REITs”) consistent with its investment objectives and policies and The Emerging Markets Portfolio II may invest up to 10% of its total net assets in REITs.

REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like investment companies, REITs are not taxed on income distributed to shareholders provided they comply with several requirements in the Code. REITs are subject to substantial cash flow dependency, defaults by borrowers, self-liquidation, and the risk of failing to qualify for tax-free pass-through of income under the Code, and/or to maintain exemptions from the 1940 Act.

The Portfolios’ investments in REITs present certain further risks that are unique and in addition to the risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent on management skills, are not diversified, and are subject to the risks of financing projects. REITs whose underlying assets include U.S. long-term health care properties, such as nursing, retirement and assisted living homes, may be impacted by U.S. federal regulations concerning the health care industry.

REITs (especially mortgage REITs) are also subject to interest rate risks - when interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than other securities.

Repurchase Agreements
While each Portfolio is permitted to do so, it normally does not invest in repurchase agreements, except to invest cash balances or for temporary defensive purposes.

The funds in the Delaware Investments® family (each a "Delaware Investments® Fund" and collectively, the "Delaware Investments® Funds"), including the Trust, have obtained an exemption (the "Order") from the SEC from the joint-transaction prohibitions of Section 17(d) of the 1940 Act to allow such Funds jointly to invest cash balances.  Each Portfolio may invest cash balances in a joint repurchase agreement in accordance with the terms of the Order and subject generally to the conditions described below.

A repurchase agreement is a short-term investment by which the purchaser acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the purchaser's holding period.  Should an issuer of a repurchase agreement fail to repurchase the underlying security, the loss to a Portfolio, if any, would be the difference between the repurchase price and the market value of the security.  If bankruptcy proceedings are commenced with respect to the seller, a Portfolio's realization upon the collateral may be delayed or limited.  Each Portfolio will limit its investments in repurchase agreements to those which the Manager or Mondrian, as applicable, determines to present minimal credit risks and which are of high quality.  In addition, a Portfolio must have collateral of at least 102% of the repurchase price, including the portion representing the Portfolio's yield under such agreements, which is monitored on a daily basis.  The term of these agreements is usually from overnight to one week, and never exceeds one year. The Large-Cap Value Equity, The International Equity, and The Global Fixed Income Portfolios may invest no more than 10% of net assets in repurchase agreements having a maturity in excess of seven days.  The Large-Cap Growth Equity, The Focus Smid-Cap Growth Equity, The Real Estate Investment Trust, The Select 20, The Labor Select International Equity, The Emerging Markets, The Global Real Estate Securities, The Core Focus Fixed Income, The High-Yield Bond, The Core Plus Fixed Income, and The International Fixed Income Portfolios may invest no more than 15% of net assets in repurchase agreements having a maturity in excess of seven days.

Restricted and Rule 144A Securities
Each Portfolio may invest in restricted securities, including securities eligible for resale without registration pursuant to Rule 144A ("Rule 144A Securities") under the 1933 Act.  Rule 144A Securities are traded among qualified institutional investors.  While maintaining oversight, the Board of Trustees, as applicable, has delegated to the Manager and Mondrian, as applicable, the day-to-day function of determining whether or not individual Rule 144A Securities are liquid for purposes of each Portfolio's limitation (whether 15% or 10% of net assets) on investments in illiquid assets.  The Boards have instructed the Manager and Mondrian to consider the following factors in determining the liquidity of a Rule 144A Security: (i) the frequency of trades and trading volume for the security; (ii) whether at least three dealers are willing to purchase or sell the security and the number of other potential purchasers; (iii) whether at least two dealers are making a market in the security; and (iv) the nature of the security and the nature of the  marketplace trades (for example, the time needed to dispose of the security, the method of soliciting offers, the  mechanics of transfer, and whether a security is listed on an electronic network for trading the security).

Investing in Rule 144A Securities could have the effect of increasing the level of a Portfolio's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.  After the purchase of a Rule 144A Security, however, the Board of Trustees and the Manager or Mondrian, as applicable, will continue to monitor the liquidity of that security to ensure that a Portfolio has no more than 10% or 15%, as appropriate, of its net assets in illiquid securities. If the Manager or Mondrian, as applicable, determines that a Rule 144A Security which was previously determined to be liquid is no longer liquid and, as a result, a Portfolio's holdings of illiquid securities exceed the Portfolio's 10% or 15% limit, as applicable, on investment in such securities, the Manager or Mondrian, as applicable, will determine what action shall be taken to ensure that the Portfolio continues to adhere to such limitation.

Each Portfolio may purchase privately placed securities whose resale is restricted under applicable securities laws.  Such restricted securities generally offer a higher return potential than comparable registered securities but involve some additional risk since they can be resold only in privately negotiated transactions or after registration under applicable securities laws.  The registration process may involve delays which would result in a Portfolio obtaining a less favorable price on a resale.

Russian Securities
The Emerging Markets Portfolio II may invest to a limited degree in Russian Securities.  Investing in Russian companies involves a high degree of risk and special considerations not typically associated with investing in the U.S. securities markets, and should be considered highly speculative.  Such risks include:  (i) delays in settling portfolio transactions and risk of loss arising out of Russia’s system of share registration and custody; (ii) the risk that it may be impossible or more difficult than in other countries to obtain and/or enforce a judgment; (iii) pervasiveness of corruption and crime in the Russian economic system; (iv) currency exchange rate volatility and the lack of available currency hedging instruments; (v) higher rates of inflation (including the risk of social unrest associated with periods of hyper-inflation); (vi) controls on foreign investment and local practices disfavoring foreign investors and limitations on repatriation of invested capital, profits, and dividends, and on the Portfolio’s ability to exchange local currencies for U.S. dollars; (vii) the risk that the government of Russia or other executive or legislative bodies may decide not to continue to support the economic reform programs implemented since the dissolution of the Soviet Union and could follow radically different political and/or economic policies to the detriment of investors, including non-market-oriented policies such as the support of certain industries at the expense of other sectors or investors, or a return to the centrally planned economy that existed prior to the dissolution of the Soviet Union; (viii) the financial condition of Russian companies, including large amounts of inter-company debt which may create a payments crisis on a national scale; (ix) dependency on exports and the corresponding importance of international trade; (x) the risk that the Russian tax system will not be reformed to prevent inconsistent, retroactive, and/or exorbitant taxation; and (xi) possible difficulty in identifying a purchaser of securities held by the Fund due to the underdeveloped nature of the securities markets.

There is little historical data on Russian securities markets because they are relatively new and a substantial proportion of securities transactions in Russia are privately negotiated outside of stock exchanges.  Because of the recent formation of the securities markets as well as the underdeveloped state of the banking and telecommunications systems, settlement, clearing and registration of securities transactions are subject to significant risks.  Ownership of shares (except where shares are held through depositories that meet the requirements of the 1940 Act) is defined according to entries in the company’s share register and normally evidenced by extracts from the register or by formal share certificates.  However, there is no central registration system for shareholders and these services are carried out by the companies themselves or by registrars located throughout Russia.  These registrars are not necessarily subject to effective state supervision and it is possible for the Fund to lose its registration through fraud, negligence or even mere oversight.  In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for the Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration.  Furthermore, although a Russian public enterprise with more than 1,000 shareholders is required by law to contract out the maintenance of its shareholder register to an independent entity that meets certain criteria, in practice this regulation has not always been strictly enforced.  Because of this lack of independence, management of a company may be able to exert considerable influence over who can purchase and sell the company’s shares by illegally instructing the registrar to refuse to record transactions in the share register.  This practice may prevent the Portfolio from investing in the securities of certain Russian companies deemed suitable by the Manager.  Further, this also could cause a delay in the sale of Russian company securities by the Portfolio if a potential purchaser is deemed unsuitable, which may expose the Portfolio to potential loss on the investment.

Short-Term Investments
The short-term investments in which The Large-Cap Growth Equity, The Large-Cap Value Equity, The Focus Smid-Cap Growth Equity, The Real Estate Investment Trust, The Select 20, The International Equity, The Labor Select International Equity, The Emerging Markets, The Emerging Markets II, The Global Real Estate Securities, The Core Focus Fixed Income, The High-Yield Bond, The

Core Plus Fixed Income, The Global Fixed Income, and The International Fixed Income Portfolios may invest include:

(1) Time deposits, certificates of deposit (including marketable variable rate certificates of deposit), and bankers' acceptances issued by a U.S. commercial bank.  Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate.  Time deposits maturing in more than seven days will not be purchased by a Portfolio, and time deposits maturing from two business days through seven calendar days will not exceed 10% of the net assets of a Portfolio in the case of The Large-Cap Value Equity, The International Equity, The Global Fixed Income, and The International Fixed Income Portfolios, and 15% of the net assets of a Portfolio in the case of The Large-Cap Growth Equity, The Focus Smid-Cap Growth Equity, The Real Estate Investment Trust, The Select 20, The Labor Select International Equity, The Emerging Markets, The Emerging Markets II, The Global Real Estate Securities, The Core Focus Fixed Income, The High-Yield Bond, and The Core Plus Fixed Income Portfolios.  Certificates of deposit are negotiable short-term obligations issued by commercial banks against funds deposited in the issuing institution.  Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate.  A bankers' acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer, or storage of goods).

A Portfolio will not invest in any security issued by a commercial bank unless:  (i) the bank has total assets of at least $1 billion or, in the case of a bank which does not have total assets of at least $1 billion, the aggregate investment made in any one such bank is limited to $100,000 and the principal amount of such investment is insured in full by the Federal Deposit Insurance Corporation, (ii) it is a member of the Federal Deposit Insurance Corporation, and (iii) the bank or its securities have received the highest quality rating by an NRSRO;

(2)           Commercial paper with the highest quality rating by an NRSRO (for example, A-1 by S&P or Prime-1 by Moody’s) or, if not so rated, of comparable quality as determined by the Manager or Mondrian;

(3)           Short-term corporate obligations with the highest quality rating by an NRSRO (for example, AAA by S&P or Aaa by Moody’s) or, if not so rated, of comparable quality as determined by the Manager or Mondrian;

(4)           U.S. government securities (see “U.S. Government Securities”);

(5)           Repurchase agreements collateralized by securities listed above; and

(6)           In the case of The International Equity, The Labor Select International Equity, The Emerging Markets, The Global Fixed Income, and The International Fixed Income Portfolios, bank deposits held by or at the Portfolio’s custodian bank or one of its sub-custodians.

Swaps, Caps, Floors and Collars
The Core Focus Fixed Income and The Core Plus Fixed Income Portfolios may enter into interest rate and index swaps and the purchase or sale of related caps, floors and collars.  The Portfolios expect to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, as a duration management technique or to protect against any increase in the price of securities the Portfolios anticipate purchasing at a later date.  The Portfolios intend to use these transactions as hedges and not speculative investments, and will not sell interest rate caps or floors where they do not own securities or other instruments providing the income stream the Portfolios may each be obligated to pay.  Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, for example, an exchange of floating rate payments for fixed rate payments with respect to a nominal amount of principal.  An index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices.  The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount.  The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount.  A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

A Portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments.  Inasmuch as these swaps, caps, floors and collars are entered into for good faith hedging purposes, the Manager, Mondrian and the Portfolios believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to their borrowing restrictions.  No Portfolio will enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody’s or is determined to be of equivalent credit quality by the Manager.  If there is a default by the counterparty, a Portfolio may have contractual remedies pursuant to the agreements related to the transaction.  The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agent utilizing standardized swap documentation.  As a result, the swap market has become relatively liquid.  Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed, and, accordingly, they are less liquid than swaps.

Credit Default Swaps.  The Core Focus Fixed Income Portfolio, The High-Yield Bond Portfolio, and The Core Plus Fixed Income Portfolio may enter into credit default swap (“CDS”) contracts to the extent consistent with each Portfolio’s investment objectives and strategies.  A CDS contract is a risk-transfer instrument (in the form of a derivative security) through which one party (the “purchaser of protection”) transfers to another party (the “seller of protection”) the financial risk of a Credit Event (as defined below), as it relates to a particular reference security or basket of securities (such as an index).  In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic premium.  In the most general sense, the benefit for the purchaser of protection is that, if a Credit Event should occur, it has an agreement that the seller of protection will make it whole in return for the transfer to the seller of protection of the reference security or securities.  The benefit for the seller of protection is the premium income it receives.  A Portfolio might use CDS contracts to limit or to reduce the risk exposure of the Portfolio to defaults of the issuer or issuers of the Portfolio’s holdings (i.e., to reduce risk when the Portfolio owns or has exposure to such securities).  A Portfolio also might use CDS contracts to create or vary exposure to securities or markets.

CDS transactions may involve general market, illiquidity, counterparty, and credit risks.  CDS prices may also be subject to rapid movements in response to news and events affecting the underlying securities.  When a Portfolio is a seller of protection, the aggregate notional amount (typically, the principal amount of the reference security or securities) of a Portfolio's investments in the CDS contracts will be limited to 15% of the Portfolio's total net assets.  As the purchaser or seller of protection, a Portfolio may be required to segregate cash or other liquid assets to cover its obligations under certain CDS contracts.

Where a Portfolio is a purchaser of protection, it will designate on its books and records cash or liquid securities sufficient to cover its premium payments under the CDS.  To the extent that the Portfolio, as a purchaser of protection, may be required in the event of a credit default to deliver to the counterparty (1) the reference security (or basket of securities), (2) a security (or basket of securities) deemed to be the equivalent of the reference security (or basket of securities), or (3) the negotiated monetary value of the obligation, the Portfolio will designate the reference security (or basket of securities) on its books and records as being held to satisfy its obligation under the CDS or, where the Portfolio does not own the reference security (or basket of securities), the Portfolio will designate on its books and records cash or liquid securities sufficient to satisfy the potential obligation.  To the extent that the Portfolio, as a seller of protection, may be required in the event of a credit default to deliver to the counterparty some or all of the notional amount of the CDS, it will designate on its books and records cash or liquid securities sufficient to cover the obligation.  Whether a CDS requires a Portfolio to cash settle its obligations or to net its obligations (i.e., offset its obligations against the obligations of the counterparty), the Portfolio will designate on its books and records cash or liquid securities sufficient to cover its obligation under the CDS.  All cash and liquid securities designated by the Portfolio to cover its obligations under CDSs will be marked to market daily to cover these obligations.

As the seller of protection in a CDS contract, a Portfolio would be required to pay the par (or other agreed-upon) value of a reference security (or basket of securities) to the counterparty in the event of a default, bankruptcy, failure to pay, obligation acceleration, modified restructuring, or and agreed upon event (each of these events is a “Credit Event”).  If a Credit Event occurs, a Portfolio generally would receive the security or securities to which the Credit Event relates in return for the payment to the purchaser of the par value.  Provided that no Credit Event occurs, a Portfolio would receive from the counterparty a periodic stream of payments over the term of the contract in return for this credit protection.  In addition, if no Credit Event occurs during the term of the CDS contract, a Portfolio would have no delivery requirement or payment obligation to the purchaser of protection.  As the seller of protection, a Portfolio would have credit exposure to the reference security (or basket of securities).  A Portfolio will not sell protection in a CDS contract if it cannot otherwise hold the security (or basket of securities).

As the purchaser of protection in a CDS contract, a Portfolio would pay a premium to the seller of protection.  In return, a Portfolio would be protected by the seller of protection from a Credit Event on the reference security (or basket of securities).  A risk in this type of transaction is that the seller of protection may fail to satisfy its payment obligations to a Portfolio if a Credit Event should occur.  This risk is known as counterparty risk and is described in further detail below.

If the purchaser of protection does not own the reference security (or basket of securities), the purchaser of protection may be required to purchase the reference security (or basket of securities) in the case of a Credit Event on the reference security (or basket of securities).  If the purchaser of protection cannot obtain the security (or basket of securities), it may be obligated to deliver a security (or basket of securities) that is deemed to be equivalent to the reference security (or basket of securities) or the negotiated monetary value of the obligation.

Each CDS contract is individually negotiated.  The term of a CDS contract, assuming no Credit Event occurs, is typically between two and five years.  CDS contracts may be unwound through negotiation with the counterparty.  Additionally, a CDS contract may be assigned to a third party.  In either case, the unwinding or assignment involves the payment or receipt of a separate payment by a Portfolio to terminate the CDS contract.

A significant risk in CDS transactions is the creditworthiness of the counterparty because the integrity of the transaction depends on the willingness and ability of the counterparty to meet its contractual obligations. If there is a default by a counterparty who is a purchaser of protection, a Portfolio’s potential loss is the agreed upon periodic stream of payments from the purchaser of protection.  If there is a default by a counterparty that is a seller of protection, a Portfolio’s potential loss is the failure to receive the par value or other agreed upon value from the seller of protection if a Credit Event should occur.  CDS contracts do not involve the delivery of collateral to support each party’s obligations; therefore, a Portfolio will only have contractual remedies against the counterparty pursuant to the CDS agreement.  As with any contractual remedy, there is no guarantee that a Portfolio would be successful in pursuing such remedies.  For example, the counterparty may be judgment proof due to insolvency.  A Portfolio thus assumes the risk that it will be delayed or prevented from obtaining payments owed to it.

Interest Rate and Index Swaps.  The Core Focus Fixed Income Portfolio and The Core Plus Fixed Income Portfolio may invest in interest rate and index swaps to the extent consistent with their investment objectives and strategies.  A Portfolio will only invest in swaps in which all the reference rates are related to or derived from instruments or markets in which the Portfolio is otherwise eligible to invest, and subject to the investment limitations on the instruments to which the purchased reference rate relates.

Swaps are agreements to exchange payment streams over a period of time with another party, called a counterparty.  Each payment stream is based on a specified rate, which could be a fixed or variable interest rate, the rate of return on an index, or some other reference rate.  The payment streams are calculated with reference to a hypothetical principal amount, called the notional principal or the notional amount.  For example, in an interest rate swap one party may agree to pay a fixed interest rate to a counterparty and to receive in return variable interest rate payments from the counterparty.  The amount that each party pays is calculated by multiplying the fixed and variable rates, respectively, by the notional amount.  The payment streams may thus be thought of as interest payments on the notional amount. The notional amount does not actually change hands at any point in the swap transaction; it is used only to calculate the value of the payment streams.

When two counterparties each wish to swap interest rate payments, they typically each enter into a separate interest rate swap contract with a broker/dealer intermediary, who is the counterparty in both transactions, rather than entering into a swap contract with each other directly.  The broker/dealer intermediary enters into numerous transactions of this sort, and attempts to manage its portfolio of swaps so as to match and offset its payment receipts and obligations.

The typical minimum notional amount is $5 million.  Variable interest rates are usually set by reference to the London Inter-Bank Offered Rate ("LIBOR").  The typical maximum term of an interest rate swap agreement ranges from one to 12 years.  Index swaps tend to be shorter term, often for one year.

A Portfolio may also engage in index swaps, also called total return swaps.  In an index swap, a Portfolio may enter into a contract with a counterparty in which the counterparty will make payments to the Portfolio based on the positive returns of an index, such as a corporate bond index, in return for the Portfolio paying to the counterparty a fixed or variable interest rate, as well as paying to the counterparty any negative returns on the index.  In a sense, a Portfolio is purchasing exposure to an index in the amount of the notional principal in return for making interest rate payments on the notional principal.  As with interest rate swaps, the notional principal does not actually change hands at any point in the transaction.  The counterparty, typically an investment bank, manages its obligations to make total return payments by maintaining an inventory of the fixed income securities that are included in the index.

Swap transactions provide several benefits to a Portfolio.  Interest rate swaps may be used as a duration management tool.  Duration is a measure of a bond's interest-rate sensitivity, expressed in terms of years because it is related to the length of time remaining on the life of a bond.  In general, the longer a bond's duration, the more sensitive the bond's price will be to changes in interest rates.  The average duration of a Portfolio is the weighted average of the durations of the Portfolio's fixed income securities.

If a Portfolio wished to shorten the duration of certain of its assets, longer term assets could be sold and shorter term assets acquired, but these transactions have potential tax and return differential consequences.  By using an interest rate swap, a Portfolio could agree to make semi-annual fixed rate payments and receive semi-annual floating rate LIBOR payments adjusted every six months.  The duration of the floating rate payments received by the Portfolio will now be six months.  In effect, a Portfolio has reduced the duration of the notional amount invested from a longer term to six months over the life of the swap agreement.

A Portfolio may also use swaps to gain exposure to specific markets.  For example, suppose bond dealers have particularly low inventories of corporate bonds, making it difficult for a fixed income fund to increase its exposure to the corporate bond segment of the market.  It is generally not possible to purchase exchange-traded options on a corporate bond index.  A Portfolio could replicate exposure to the corporate bond market, however, by engaging in an index swap in which the Portfolio gains exposure to a corporate bond index in return for paying a LIBOR-based floating interest rate.

Other uses of swaps could help permit a Portfolio to preserve a return or spread on a particular investment or portion of its portfolio or to protect against an increase in the price of securities the Portfolio anticipates purchasing at a later date.  Interest rate swaps may also be considered as a substitute for interest rate futures in many cases where the hedging horizon is longer than the maturity of the typical futures contract, and may be considered to provide more liquidity than similar forward contracts, particularly long-term forward contracts.

The primary risk of swap transactions is the creditworthiness of the counterparty, since the integrity of the transaction depends on the willingness and ability of the counterparty to maintain the agreed upon payment stream.  This risk is often referred to as counterparty risk.  If there is a default by a counterparty in a swap transaction, a Portfolio's potential loss is the net amount of payments the  Portfolio is contractually entitled to receive for one payment period (if any – the Portfolio could be in a net payment position), not the entire notional amount, which does not change hands in a swap  transaction.  Swaps do not involve the delivery of securities or other underlying assets or principal as collateral for the transaction.  A Portfolio will have contractual remedies pursuant to the swap agreement but, as with any contractual remedy, there is no guarantee that the Portfolio would be successful in pursuing them – the counterparty may be judgment proof due to insolvency, for example.  A Portfolio thus assumes the risk that it will be delayed or prevented from obtaining payments owed to it.  The standard industry swap agreements do, however, permit a Portfolio to terminate a swap agreement (and thus avoid making additional payments) in the event that a counterparty fails to make a timely payment to the Portfolio.

In response to this counterparty risk, several securities firms have established separately capitalized subsidiaries that have a higher credit rating, permitting them to enter into swap transactions as a dealer.  A  Portfolio will not be permitted to enter into any swap transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the actual counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or is determined to be of equivalent credit  quality by the Manager.  In addition, the Manager will closely monitor the ongoing creditworthiness of swap counterparties in order to minimize the risk of swaps.

In addition to counterparty risk, the use of swaps also involves risks similar to those associated with ordinary portfolio security transactions.  If the portfolio manager is incorrect in his or her forecast of market values or interest rates, the investment performance of a Portfolio which has entered into a swap transaction could be less favorable than it would have been if this investment technique were not used.  It is important to note, however, that there is no upper limit on the amount a Portfolio might theoretically be required to pay in a swap transaction.

In order to ensure that a Portfolio will only engage in swap transactions to the extent consistent with its investment objectives and strategies, the Portfolio will only engage in a swap transaction if all of the reference rates used in the swap are related to or derived from securities, instruments, or markets that are otherwise eligible investments for the Portfolio.  Similarly, the extent to which a Portfolio may invest in a swap, as measured by the notional amount, will be subject to the same limitations as the eligible investments to which the purchased reference rate relates.

A Portfolio will, consistent with industry practice, segregate and mark-to-market daily cash or other liquid assets having an aggregate market value at least equal to the net amount of the excess, if any, of the Portfolio's payment obligations over its entitled payments with respect to each swap contract.  To the extent that a Portfolio is obligated by a swap to pay a fixed or variable interest rate, the Portfolio may segregate securities that are expected to generate income sufficient to meet the Portfolio's net payment obligations.  For example, if a Portfolio holds interest rate swaps and is required to make payments based on variable interest rates, it will have to make increased payments if interest rates rise, which will not necessarily be offset by the fixed-rate payments it is entitled to receive under the swap agreement.

There is not a well developed secondary market for interest rate or index swaps.  Most interest rate swaps are nonetheless relatively liquid because they can be sold back to the counterparty/dealer relatively quickly at a determinable price.  Many index swaps, on the other hand, are considered to be illiquid because the counterparty/dealer will typically not unwind an index swap prior to its termination (and, not surprisingly, index swaps tend to have much shorter terms).  The Portfolio may therefore treat all swaps as subject to their limitation on illiquid investments. For purposes of calculating these percentage limitations, the Portfolio will refer to the notional amount of the swap.  Swaps will be priced using fair value pricing.  The income provided by a swap should be qualifying income for purposes of Subchapter M of the Code.  Swaps should not otherwise result in any significant diversification or valuation issues under Subchapter M.

U.S. Government Securities
The U.S. government securities in which the various Portfolios may invest for temporary purposes and otherwise (see “Investment Restrictions” and the Prospectuses of the Portfolios for additional information) include a variety of securities which are issued or guaranteed as to the payment of principal and interest by the U.S. government, and by various agencies or instrumentalities which have been established or sponsored by the U.S. government.

U.S. Treasury securities are backed by the “full faith and credit” of the United States.  Securities issued or guaranteed by federal agencies and U.S. government-sponsored instrumentalities may or may not be backed by the full faith and credit of the United States.  In the case of securities not backed by the full faith and credit of the United States, investors in such securities look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment.  Agencies which are backed by the full faith and credit of the United States include the Export-Import Bank, Farmers Home Administration, Federal Financing Bank, and others.  Certain agencies and instrumentalities, such as the GNMA, are, in effect, backed by the full faith and credit of the United States through provisions in their charters that they may make “indefinite and unlimited” drawings on the Treasury if needed to service its debt.  Debt from certain other agencies and instrumentalities, including the Federal Home Loan Bank and Federal National Mortgage Association (“FNMA”), are not guaranteed by the United States, but those institutions are protected by the discretionary authority for the U.S. Treasury to purchase certain amounts of their securities to assist the institutions in meeting their debt obligations.  Finally, other agencies and instrumentalities, such as the Farm Credit System and the Federal Home Loan Mortgage Corporation, are federally chartered institutions under U.S. government supervision, but their debt securities are backed only by the creditworthiness of those institutions, not the U.S. government.

Some of the U.S. government agencies that issue or guarantee securities include the Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, Maritime Administration, Small Business Administration, and the Tennessee Valley Authority.

An instrumentality of a U.S. government agency is a government agency organized under Federal charter with government supervision.  Instrumentalities issuing or guaranteeing securities include, among others, Federal Home Loan Banks, the Federal Land Banks, Central Bank for Cooperatives, Federal Immediate Credit Banks and the FNMA.

Warrants
The Large-Cap Growth Equity, The Large-Cap Value Equity, The Real Estate Investment Trust, The Select 20, The International Equity, The Labor Select International Equity, The Emerging Markets, and The Global Real Estate Securities Portfolios may purchase warrants and similar rights, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time.  The purchase of warrants involves the risk that a Portfolio could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant’s expiration.  Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security.

When-Issued and Delayed Delivery Securities
Each Portfolio may purchase securities on a when-issued or delayed delivery basis.  In such transactions, instruments are purchased with payment and delivery taking place in the future in order to secure what is considered to be an advantageous yield or price at the time of the transaction.  Delivery of and payment for these securities may take as long as a month or more after the date of the purchase commitment.  A Portfolio will maintain with its custodian a separate account with a segregated portfolio of securities in an amount at least equal to these commitments.  The payment obligation and the interest rates that will be received are each fixed at the time the Portfolio enters into the commitment and no interest accrues to the Portfolio until settlement.  Thus, it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed.

Zero-Coupon and Pay-In-Kind Bonds
Zero-coupon bonds are debt obligations which do not entitle the holder to any periodic payments of interest prior to maturity or a specified date when the securities begin paying current interest, and therefore are issued and traded at a discount from their face amounts or pay value.  Pay-In-Kind (“PIK”) bonds pay interest through the issuance to holders of additional securities.  Zero-coupon bonds and PIK bonds are generally considered to be more interest-sensitive than income bearing bonds, to be more speculative than interest-bearing bonds and to have certain tax consequences which could, under certain circumstances, be adverse to the Portfolios authorized to invest in them.  Investments in zero-coupon or PIK bonds would require the Portfolio to accrue and distribute income not yet received.  In order to generate sufficient cash to make these distributions, a Portfolio may be required to sell securities in its portfolio that it otherwise might have continued to hold or to borrow.  These rules could affect the amount, timing and tax character of income distributed to you by a Portfolio.

DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION

Except for Delaware REIT Fund Class A, B, C, R, and Institutional Class Shares, each Portfolio has adopted a policy generally prohibiting providing portfolio holdings information to any person until after the Portfolio disseminates its monthly statement to shareholders.  We provide a list of each Portfolio’s holdings on the shareholder’s monthly statement, and then afterwards portfolio holdings information will be made available to the public who can get such information via phone by calling 800 231-8002.

With respect to the Delaware REIT Fund Class A, B, C, R, and Institutional Class Shares of The Real Estate Investment Trust Portfolio, the Trust posts a list of the Fund’s portfolio holdings monthly, with a thirty-day lag, on the Fund’s website, www.delawareinvestments.com.  In addition, on a 10 day lag, we also make available on the Web site a month-end summary listing of the number of the Fund’s securities, country and asset allocations, and top 10 securities and sectors by percentage of holdings for the Fund.  This information is available publicly to any and all shareholders free of charge once posted on the website by calling 800 523-1918.

Other entities, including institutional investors and intermediaries that distribute the Portfolios’ shares, are generally treated similarly and are not provided with a Portfolio’s holdings information in advance of when they are generally available to the public.  The Portfolios may, from time to time, provide statistical data derived from publicly available information to third parties, such as shareholders, prospective shareholders, financial intermediaries, consultants, and ratings and ranking organizations.

Third-party service providers and affiliated persons of a Portfolio are provided with the Portfolio’s holdings only to the extent necessary to perform services under agreements relating to the Portfolios.  In accordance with the policy, third-party service providers who receive non-public portfolio holdings information on an ongoing basis are:  the Manager’s affiliates (Delaware Management Business Trust, Delaware Service Company, Inc., and the Distributor) and the Portfolios’ independent registered public accounting firm, custodian, legal counsel, financial printer (DG3), and the proxy voting service.  These entities are obligated to keep such information confidential.

Third-party rating and ranking organizations and consultants who have signed agreements (“Non-Disclosure Agreements”) with a Portfolio or the Manager may receive portfolio holdings information more quickly than described above.  The Non-Disclosure Agreements require that the receiving entity hold the information in the strictest confidence and prohibit the receiving entity from disclosing the information or trading on the information (either in Portfolio shares or in shares of the Portfolio’s securities holdings).  In addition, the receiving party must agree to provide copies of any research or reports generated using the portfolio holdings information in order to allow for monitoring of use of the information.  Neither a Portfolio, the Manager, Mondrian, nor any affiliate receives any compensation or consideration with respect to these agreements.

To protect shareholders’ interests and to avoid conflicts of interest, Non-Disclosure Agreements must be approved by a member of the Manager’s Legal Department and Compliance Department and any deviation in the use of the portfolio holdings information by the receiving party must be approved in writing by the Portfolio’s Chief Compliance Officer prior to such use.

The Portfolios’ Board will be notified of any substantial changes to the foregoing procedures.  The Board also receives an annual report from the Trust’s Chief Compliance Officer on the adequacy of the Trust’s compliance with these procedures.

MANAGEMENT OF THE TRUST

Officers and Trustees
The business and affairs of the Trust are managed under the direction of its Board.  Certain officers and Trustees of the Trust hold identical positions in each of the other Delaware Investments® Funds.  As of January 31, 2011, the Trust’s officers and Trustees directly owned less than 1% of the outstanding shares of each Portfolio.  The Trust’s Trustees and principal officers are noted below along with their birth dates and their business experience for the past five years.  The Trustees serve for indefinite terms until their resignation, death, or removal.

Name, Address, and Birthdate	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees
Patrick P. Coyne1 2005 Market Street Philadelphia, PA 19103 April 1963	Chairman, President, Chief Executive Officer, and Trustee	Chairman and Trustee since August 2006 President and Chief Executive Officer since August 2006	Patrick P. Coyne has served in various executive capacities at different times at Delaware Investments.2	77
Director — Kaydon Corp.

Board of Governors Member — Investment Company Institute (ICI)

Finance Committee Member — St. John Vianney Roman Catholic Church

Board of Trustees — Agnes Irwin School

Member of Investment Committee — Cradle of Liberty Council, BSA
(2007–2010)

Name, Address, and Birthdate	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees
Thomas L. Bennett 2005 Market Street Philadelphia, PA 19103 October 1947	Trustee	Since March 2005	Private Investor — (March 2004–Present) Investment Manager — Morgan Stanley & Co. (January 1984–March 2004)	77	Director — Bryn Mawr Bank Corp. (BMTC) Chairman of Investment Committee — Pennsylvania Academy of Fine Arts Investment Committee and Governance Committee Member — Pennsylvania Horticultural Society
John A. Fry 2005 Market Street Philadelphia, PA 19103 May 1960	Trustee	Since January 2001	President — Drexel University (August 2010–Present) President — Franklin & Marshall College (July 2002–July 2010) Executive Vice President — University of Pennsylvania (April 1995–June 2002)	77	Member, Board of Governors – NASDAQ OMX PHLX LLC Director — Community Health Systems Director — Ecore International (2009–2010) Director — Allied Barton Securities Holdings (2005–2008)
Anthony D. Knerr 2005 Market Street Philadelphia, PA 19103 December 1938	Trustee	Since April 1990	Founder and Managing Director — Anthony Knerr & Associates (Strategic Consulting) (1990–Present)	77	None
Lucinda S. Landreth 2005 Market Street Philadelphia, PA 19103 June 1947	Trustee	Since March 2005	Chief Investment Officer — Assurant, Inc. (Insurance) (2002–2004)	77	None

Ann R. Leven 2005 Market Street Philadelphia, PA 19103 November 1940	Trustee	Since October 1989	Consultant — ARL Associates (Financial Planning) (1983–Present)	77	Director and Audit Committee Chair — Systemax Inc. (2001–2009) Director and Audit Committee Chairperson — Andy Warhol Foundation (1999–2007)
Thomas F. Madison 2005 Market Street Philadelphia, PA 19103 February 1936	Trustee	Since May 19973	President and Chief Executive Officer — MLM Partners, Inc. (Small Business Investing & Consulting) (January 1993–Present)	77
Director and Chair of Compensation Committee, Governance Committee Member — CenterPoint Energy

Lead Director and Chair of Audit and Governance Committees, Member of Compensation Committee — Digital River Inc.

Director and Chair of Governance Committee, Audit Committee Member —
Rimage Corporation

Director and Chair of Compensation Committee — Spanlink Communications

Lead Director and Member of Compensation and Governance Committees —
Valmont Industries, Inc.
(1987–2010)

Director — Banner Health
(1996–2007)

Name, Address, and Birthdate	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Janet L. Yeomans 2005 Market Street Philadelphia, PA 19103 July 1948	Trustee	Since April 1999	Vice President and Treasurer (January 2006–Present) Vice President — Mergers & Acquisitions (January 2003–January 2006), and Vice President (July 1995–January 2003) 3M Corporation	77	Director — Okabena Company
J. Richard Zecher 2005 Market Street Philadelphia, PA 19103 July 1940	Trustee	Since March 2005	Founder — Investor Analytics (Risk Management) (May 1999–Present) Founder — Sutton Asset Management (Hedge Fund) (September 1996–Present)	77	Director and Audit Committee Member — Investor Analytics Director — Oxigene Inc. (2003–2008)

Name, Address, and Birthdate	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Officer	Other Directorships Held by Officer
Officers
David F. Connor 2005 Market Street Philadelphia, PA 19103 December 1963	Vice President, Deputy General Counsel, and Secretary	Vice President since September 2000 and Secretary since October 2005	David F. Connor has served as Vice President and Deputy General Counsel at Delaware Investments since 2000.	77	None4
Daniel V. Geatens 2005 Market Street Philadelphia, PA 19103 October 1972	Vice President and Treasurer	Treasurer since October 2007	Daniel V. Geatens has served in various capacities at different times at Delaware Investments.	77	None4
David P. O’Connor 2005 Market Street Philadelphia, PA 19103 February 1966	Senior Vice President, General Counsel, and Chief Legal Officer	Senior Vice President, General Counsel, and Chief Legal Officer since October 2005	David P. O’Connor has served in various executive and legal capacities at different times at Delaware Investments.	77	None4
Richard Salus 2005 Market Street Philadelphia, PA 19103 October 1963	Senior Vice President and Chief Financial Officer	Chief Financial Officer since November 2006	Richard Salus has served in various executive capacities at different times at Delaware Investments.	77	None4
1  Patrick P. Coyne is considered to be an “Interested Trustee” because he is an executive officer of the Portfolios’ Manager.
2  Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Portfolios’ Manager, principal underwriter, and transfer agent.
3  In 1997, several funds managed by Voyageur Fund Managers, Inc. (the “Voyageur Funds”) were incorporated into the Delaware Investments® Family of Funds. Mr. Madison served as a director of the Voyageur Funds from 1993 until 1997.
4  David F. Connor, Daniel V. Geatens, David P. O’Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment manager, principal underwriter, and transfer agent as the Portfolios.

The following table shows each Trustee’s ownership of shares of the Funds and of shares of all Delaware Investments® Funds as of December 31, 2010.

Name	Dollar Range of Equity Securities in the Portfolios	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Interested Trustee
Patrick P. Coyne	$10,001-$50,000 (Delaware REIT Fund)	Over $100,000
Independent Trustee
Thomas L. Bennett	None	$10,001- $50,000
John A. Fry	$1-$10,000 (Delaware REIT Fund)	Over $100,000
Anthony D. Knerr	None	$50,001- $100,000
Lucinda S. Landreth	None	Over $100,000
Ann R. Leven	None	Over $100,000
Thomas F. Madison	$1-$10,000 (Delaware REIT Fund)	$50,001 - $100,000
Janet L. Yeomans	None	Over $100,000
J. Richard Zecher	None	Over $100,000

The following table describes the aggregate compensation received by the Trustees from the Trust and the total compensation received from all Delaware Investments® Funds for which he or she served as a Trustee for the fiscal year ended October 31, 2009.  Only the Trustees of the Trust who are not “interested persons” as defined by the 1940 Act (i.e., the “Independent Trustees”) receive compensation from the Trust.

Trustee	Aggregate Compensation from the Trust	Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation from the Investment Companies in the Delaware Investments® Complex1
Thomas L. Bennett	$22,703	None	$208,333
John A. Fry	$22,406	None	$205,833
Anthony D. Knerr	$22,230	None	$205,000
Lucinda S. Landreth	$19,446	None	$178,333
Ann R. Leven	$26,111	None	$240,000
Thomas F. Madison	$22,137	None	$203,333
Janet L. Yeomans	$20,235	None	$185,833
J. Richard Zecher	$20,786	None	$190,833

1
Effective January 1, 2011, each Independent Trustee/Director will receive an annual retainer fee of $131,250 for serving as a Trustee/Director for all 30 investment companies in the Delaware Investments® family, plus $10,000 per meeting for attending each Board Meeting in person held on behalf of all investment companies in the complex. Each Trustee shall also receive a $5,000 fee for attending telephonic meetings on behalf of the investments companies in the complex. Members of the Nominating and Corporate Governance Committee, Audit Committee, and Investments Committee receive additional compensation of $2,500 for each Committee meeting attended. In addition, the chairperson of the Audit Committee receives an annual retainer of $25,000, the chairperson of the Investments Committee receives an annual retainer of $20,000, and the chairperson of the Nominating and Corporate Governance Committee receives an annual retainer of $15,000. The Lead/Coordinating Trustee/Director of the Delaware Investments® Funds receives an additional annual retainer of $40,000.

Board Leadership Structure

Common Board of Trustees/Directors: The business of the Trust is managed under the direction of its Board. The Trustees also serve on the Boards of all the other investment companies that comprise the Delaware Investments® Family of Funds. The Trustees believe that having a common Board for all funds in the complex is efficient and enhances the ability of the Board to address its responsibilities to each fund in the complex. The Trustees believe that the common board structure allows the Trustees to leverage their individual expertise and that their judgment is enhanced by being Trustees of all of the funds in the complex.

Board Chairman: Mr. Coyne, who is an Interested Trustee, serves as the Chairman of the Board. The Board believes that it is beneficial to have a representative of Fund management as its Chairman. Mr. Coyne is President of the Manager and its other service provider affiliates and oversees the day-to-day investment and business affairs affecting the Manager and the Trust. Accordingly, his participation in the Board’s deliberations helps assure that the Board’s decisions are informed and appropriate. Mr. Coyne’s presence on the Board ensures that the Board’s decisions are accurately communicated to and implemented by Fund management.

Coordinating Trustee: The Board designates one of the Independent Trustees to serve as Coordinating Trustee. The Coordinating Trustee, in consultation with Fund management, counsel and the other Trustees, proposes Board agenda topics, actively participates in developing Board meeting agendas, and ensures that appropriate and timely information is provided to the Board in connection with Board meetings. The Coordinating Trustee also conducts meetings of the Independent Trustees. The Coordinating Trustee also generally serves as a liaison between outside Trustees, the Chairman, Fund officers, and counsel, and is an ex officio member of the Nominating and Corporate Governance Committee.

Size and composition of Board: The Board is currently comprised of nine Trustees. The Trustees believe that the current size of the Board is conducive to Board interaction, dialogue and debate, resulting in an effective decision-making body. The Board is comprised of Trustees with a variety of professional backgrounds. The Board believes that the skill sets of its members are complementary and add to the overall effectiveness of the Board. The Trustees regard diversity as an important consideration in the present composition of the Board and the selection of qualified candidates to fill vacancies on the Board.

Committees: The Board has established several committees, each of which focuses on a particular substantive area and provides reports and recommendations to the full Board. The committee structure enables the Board to manage efficiently and effectively the large volume of information relevant to the Board’s oversight of the Trust. The committees benefit from the professional expertise of their members. At the same time, membership on a committee enhances the expertise of its members and benefits the overall effectiveness of the Board.

The Board has the following committees:

Audit Committee: This committee monitors accounting and financial reporting policies, practices and internal controls for the Trust. It also oversees the quality and objectivity of the Trust’s financial statements and the independent audit thereof, and acts as a liaison between the Trust’s independent registered public accounting firm and the full Boards. The Trust’s Audit Committee consists of the following Independent Trustees: Janet L. Yeomans, Chairperson; John A. Fry; and Thomas F. Madison. The Audit Committee held five meetings during the Trust’s last fiscal year.

Nominating and Corporate Governance Committee: This committee recommends Board members, fills vacancies, and considers the qualifications of Board members. The committee also monitors the performance of counsel for the Independent Trustees. The committee will consider shareholder recommendations for nomination to the Board only in the event that there is a vacancy on the Board. Shareholders who wish to submit recommendations for nominations to the Board to fill a vacancy must submit their recommendations in writing to the Nominating and Corporate Governance Committee, c/o Delaware Investments® Funds at 2005 Market Street, Philadelphia, Pennsylvania  19103-7094. Shareholders should include appropriate information on the background and qualifications of any persons recommended (e.g., a resume), as well as the candidate’s contact information and a written consent from the candidate to serve if nominated and elected. Shareholder recommendations for nominations to the Board will be accepted on an ongoing basis and such recommendations will be kept on file for consideration when there is a vacancy on the Board. The committee consists of the following five Independent Trustees: Lucinda S. Landreth, Chairperson; Thomas L. Bennett; Anthony D. Knerr (ex officio); Ann R. Leven; and J. Richard Zecher. The Nominating and Corporate Governance Committee held seven meetings during the Trusts’ last fiscal year.

The Nominating and Corporate Governance Committee recommends Board members, fills vacancies and considers the qualifications of Board members.  In reaching its determination that an individual should serve or continue to serve as a Trustee of the Trust, the committee considers, in light of the Trust’s business and structure, the individual’s experience, qualifications, attributes and skills (the “Selection Factors”).  No one Selection Factor is determinative, but some of the relevant factors that have been considered include: (i) the Trustee’s business and professional experience and accomplishments, including prior experience in the financial services industry or on other boards; (ii) the ability to work effectively and collegially with other people; and (iii) how the Trustee’s background and attributes contribute to the overall mix of skills and experience on the Board as a whole.  Below is a brief summary of the Selection Factors that relate to each Trustee as of the date of this SAI.

Thomas L. Bennett — Mr. Bennett has over thirty years of experience in the investment management industry, particularly with fixed income portfolio management and credit analysis.  He has served in senior management for a number of money management firms.  Mr. Bennett has also served as a board member of another investment company, an educational institution, non-profit organizations and for-profit companies.  He has an M.B.A. from the University of Cincinnati and is a Chartered Financial Analyst.  Mr. Bennett has served on the Board since March 2005.

John A. Fry — Mr. Fry has over twenty-five years of experience in higher education.  He has served in senior management for two major institutions of higher learning.  Mr. Fry has also served as a board member of many non-profit organizations and several for-profit companies.  Mr. Fry has extensive experience in overseeing areas such as finance, investments, risk management, internal audit and information technology.  He holds a B.A. degree in American Civilization from Lafayette College and an M.B.A from New York University.  Mr. Fry has served on the Board since January 2001.

Anthony D. Knerr — Dr. Knerr has over fifteen years in the financial management industry, having had responsibility for overseeing the finances and investments of two major universities and over twenty years of experience as a strategy consultant to universities and other non-profit institutions.  He has served as the President and as a board member of numerous non-profit organizations and has taught at several universities.  He received his Ph.D. from New York University and his M.A. and B.A. from Yale University.  Dr. Knerr has served on the Board since April 1990.

Lucinda S. Landreth — Ms. Landreth has over thirty-five years of experience in the investment management industry, particularly with equity management and analysis.  She has served as Chief Investment Officer for a variety of money management firms including a bank, a broker, and an insurance company.  Ms. Landreth has advised mutual funds, pension funds, and family wealth managers and has served on the board and executive committees of her college, two foundations and several non-profit institutions.  In addition to her B.A., she is a Chartered Financial Analyst.  Ms. Landreth has served on the Board since March 2005.

Ann R. Leven — Ms. Leven has over thirty-five years of experience in financial management.  She has held senior positions at major arts institutions overseeing finance and investments. She has also been a faculty member of a well-known business school and a director of two public companies.  Ms. Leven served on the Board of Governors of the Investment Company Institute for eight years.  She holds an A.B. degree in Liberal Arts from Brown University and an M.B.A. from Harvard University.  Ms. Leven has served on the Board since October 1989, serving as Coordinating Trustee since 2004.

Thomas F. Madison — Mr. Madison has over fifteen years of experience in the investment management industry.  He has served in senior management for a small business investing and consulting company.  Mr. Madison has also served as a board member and a board committee member of another investment company and a number of for-profit companies.  He has served as chairman of audit, compensation and corporate governance committees for public companies and is the Lead Director for two public companies.  He holds a degree in Aero Engineering from the University of Minnesota.  Mr. Madison has served on the Board since May 1997.

Janet L. Yeomans — Ms. Yeomans has over twenty-eight years of business experience with a large global diversified manufacturing company, including service as Treasurer for this company.  As Treasurer of a large global company, she has significant broad-based financial experience, including global financial risk management and mergers and acquisitions.  She has also served as a board member of a for-profit company.  She holds degrees in Mathematics and Physics from Connecticut College and an M.B.A. from the University of Chicago.  Ms. Yeomans has served on the Board since April 1999.

J. Richard Zecher — Mr. Zecher has over thirty-five years of experience in the investment management industry.  He founded a hedge fund investment advisory firm and a risk management consulting company.  He also served as Treasurer of a money center New York bank.  Prior thereto, Mr. Zecher was the Chief Economist at the Securities and Exchange Commission.  Mr. Zecher has served as a board member and board committee member of a for-profit company.  He holds degrees in Economics from The Ohio State University.  Mr. Zecher has served on the Board since March 2005.

Patrick P. Coyne — Mr. Coyne has over twenty-five years of experience in the investment management industry.  Mr. Coyne has managed funds, investment teams and fixed income trading operations.  He has held executive management positions at Delaware Investments for several years, serving as the firm’s Chief Investment Officer for fixed income investments, as Chief Investment Officer for equity investments and, since 2006, as President of Delaware Investments.  Mr. Coyne has served as a board member of non-profit organizations and for-profit companies, and currently serves on the Board of Governors of the Investment Company Institute.  He holds a B.A. degree from Harvard University and an M.B.A. from The Wharton School of the University of Pennsylvania.  Mr. Coyne has served on the Board since August 2006.

Independent Trustee Committee: This committee develops and recommends to the Board a set of corporate governance principles and oversees the evaluation of the Board, their committees, and their activities. The committee is comprised of all of the Trust’s Independent Trustees. The Independent Trustee Committee held four meetings during the Trust’s last fiscal year.

Investments Committee: The primary purposes of the Investments Committee are to:  (i) assist the Board at their request in their oversight of the investment advisory services provided to the Trust by the Manager as well as any sub-advisors; (ii) review all proposed advisory and sub-advisory agreements for new funds or proposed amendments to existing agreements and to recommend what action the full Board and the Independent Trustees should take regarding the approval of all such proposed agreements; and (iii) review reports supplied by the Manager regarding investment performance, portfolio risk and expenses and to suggest changes to such reports. The Investments Committee consists of the following four Independent Trustees: Thomas L. Bennett, Chairman; Lucinda S. Landreth; Ann R. Leven; and J. Richard Zecher. The Investments Committee held four meetings during the Trust’s last fiscal year.

Board role in risk oversight: The Board performs a risk oversight function for the Trust consisting, among other things, of the following activities:  (1) receiving and reviewing reports related to the performance and operations of the Trust; (2) reviewing, approving, or modifying as applicable, the compliance policies and procedures of the Trust; (3) meeting with portfolio management teams to review investment strategies, techniques and the processes used to manage related risks; (4) addressing security valuation risk in connection with its review of fair valuation decisions made by Fund management pursuant to Board-approved procedures; (5) meeting with representatives of key service providers, including the Manager, the Distributor, the Transfer Agent, the custodian and the independent public accounting firm of the Trust, to review and discuss the activities of the Trust’s series and to provide direction with respect thereto; (6) engaging the services of the Trust’s Chief Compliance Officer to test the compliance procedures of the Trust and its service providers; and (7) requiring management’s periodic presentations on specified risk topics.

The Trustees perform this risk oversight function throughout the year in connection with each quarterly Board meeting. The Trustees/Directors routinely discuss certain risk management topics with Fund management at the Board level and also through the standing committees of the Board. In addition to these recurring risk management discussions, Fund management raises other specific risk management issues relating to the Trust with the Trustees/Directors at Board and committee meetings. When discussing new product initiatives with the Board, Fund management also discusses risk – either the risks associated with the new proposals or the risks that the proposals are designed to mitigate. Fund management also provides periodic presentations to the Board to give the Trustees a general overview of how the Manager and its affiliates identify and manage risks pertinent to the Trust.

The Audit Committee looks at specific risk management issues on an ongoing basis. The Audit Committee is responsible for certain aspects of risk oversight relating to financial statements, the valuation of the Trust’s assets, and certain compliance matters. In addition, the Audit Committee meets with the Manager’s internal audit and risk management personnel on a quarterly basis to review the reports on their examinations of functions and processes affecting the Trust.

The Board’s other committees also play a role in assessing and managing risk. The Nominating and Corporate Governance Committee and the Independent Trustee Committee play a role in managing governance risk by developing and recommending to the Board corporate governance principles and, in the case of the Independent Trustee Committee, by overseeing the evaluation of the Board, its committees and its activities. The Investments Committee plays a significant role in assessing and managing risk through its oversight of investment performance, investment process, investment risk controls and Fund expenses.

Because risk is inherent in the operation of any business endeavor, and particularly in connection with the making of financial investments, there can be no assurance that the Board of Trustees’ approach to risk oversight will be able to minimize or even mitigate any particular risk. Each Portfolio is designed for investors that are prepared to accept investment risk, including the possibility that as yet unforeseen risks may emerge in the future.

Code of Ethics
The Trust, the Manager, Mondrian, and the Distributor have adopted Codes of Ethics in compliance with the requirements of Rule 17j-1 under the 1940 Act, which govern personal securities transactions.  Under the Codes of Ethics, persons subject to the Codes are permitted to engage in personal securities transactions, including securities that may be purchased or held by the Portfolios, subject to the requirements set forth in Rule 17j-1 and certain other procedures set forth in the applicable Code of Ethics.  The Codes of Ethics are on public file with, and are available from, the SEC.

Proxy Voting Policy
The Trust has formally delegated to the Manager the responsibility for making all proxy voting decisions in relation to portfolio securities held by the Portfolios. If and when proxies need to be voted on behalf of the Portfolios, the Manager will vote such proxies pursuant to its Proxy Voting Policies and Procedures (the “Procedures”). The Manager has established a Proxy Voting Committee (the “Committee”), which is responsible for overseeing the Manager’s proxy voting process for the Portfolios. One of the main responsibilities of the Committee is to review and approve the Procedures to ensure that the Procedures are designed to allow the Manager to vote proxies in a manner consistent with the goal of voting in the best interests of the Portfolios.

In order to facilitate the actual process of voting proxies the Manager has contracted with Institutional Shareholder Services (“ISS”), a subsidiary of RiskMetrics Group (“RiskMetrics”, which is a subsidiary of MSCI Inc.),  to analyze proxy statements on behalf of the Portfolios and the Manager’s other clients and vote proxies generally in accordance with the Procedures. The Committee is responsible for overseeing ISS/RiskMetrics’s proxy voting activities. If a proxy has been voted for the Portfolios, ISS/RiskMetrics will create a record of the vote. By no later than August 31 of each year, information (if any) regarding how the Portfolios voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Portfolios’ website at http://www.delawareinvestments.com; and (ii) on the Commission’s website at http://www.sec.gov.

The Procedures contain a general guideline stating that recommendations of company management on an issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted. However, the Manager will normally vote against management’s position when it runs counter to its specific Proxy Voting Guidelines (the “Guidelines”), and the Manager will also vote against management’s recommendation when it believes that such position is not in the best interests of the Portfolios.

As stated above, the Procedures also list specific Guidelines on how to vote proxies on behalf of the Portfolios. Some examples of the Guidelines are as follows: (i) generally vote for shareholder proposals asking that a majority or more of directors be independent; (ii) generally vote against proposals to require a supermajority shareholder vote; (iii) votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value; (iv) generally vote against proposals at companies with more than one class of common stock to increase the number of authorized shares of the class that has superior voting rights; (v) generally vote re-incorporation proposals on a case-by-case basis; (vi) votes with respect to equity-based compensation plans are generally determined on a case-by-case basis; and (vii) generally vote for proposals requesting reports on the level of greenhouse gas emissions from a company’s operations and products.

Because the Trust has delegated proxy voting to the Manager, the Portfolios is not expected to encounter any conflict of interest issues regarding proxy voting and therefore does not have procedures regarding this matter. However, the Manager does have a section in its Procedures that addresses the possibility of conflicts of interest. Most proxies that the Manager receives on behalf of the Portfolios are voted by ISS/RiskMetrics in accordance with the Procedures. Because almost all Portfolio proxies are voted by ISS/RiskMetrics pursuant to the pre-determined Procedures, it normally will not be necessary for the Manager to make an actual determination of how to vote a particular proxy, thereby largely eliminating conflicts of interest for the Manager during the proxy voting process. In the very limited instances where the Manager is considering voting a proxy contrary to ISS/RiskMetrics’s recommendation, the Committee will first assess the issue to see if there is any possible conflict of interest involving the Manager or affiliated persons of the Manager. If a member of the Committee has actual knowledge of a conflict of interest, the Committee will normally use another independent third party to do additional research on the particular proxy issue in order to make a recommendation to the Committee on how to vote the proxy in the best interests of the Portfolios. The Committee will then review the proxy voting materials and recommendation provided by ISS/RiskMetrics and the independent third party to determine how to vote the issue in a manner that the Committee believes is consistent with the Procedures and in the best interests of the Portfolios.

INVESTMENT MANAGER AND OTHER SERVICE PROVIDERS

Investment Manager
The Manager, located at 2005 Market Street, Philadelphia, PA 19103-7094, furnishes investment management services to all of the Portfolios, subject to the supervision and direction of the Board.  The Manager also provides investment management services to certain of the other Delaware Investments® Portfolios.  Affiliates of the Manager also manage other investment accounts.  While investment decisions for the Portfolios are made independently from those of the other funds and accounts, investment decisions for such other funds and accounts may be made at the same time as investment decisions for the Portfolios.

As of December 31, 2010, the Manager and its affiliates within Delaware Investments were managing in the aggregate in excess of $150 billion in assets in various institutional or separately managed, investment company, and insurance accounts. The Manager is a series of Delaware Management Business Trust, which is a subsidiary of Delaware Management Holdings, Inc. (“DMHI”). DMHI is a subsidiary, and subject to the ultimate control, of Macquarie Group, Ltd. (“Macquarie”). Macquarie is a Sydney, Australia-headquartered global provider of banking, financial, advisory, investment and funds management services.

Delaware Investments is the marketing name for DMHI and its subsidiaries. The Manager and its affiliates own the name “Delaware Group.”  Under certain circumstances, including the termination of the Trust’s advisory relationship with the Manager or its distribution relationship with the Distributor, the Manager and its affiliates could cause the Trust to remove the words “Delaware Group” from its name.  Any Macquarie entity or fund is not an authorized deposit-taking institution for the purposes of the Banking Act of 1959 (Commonwealth of Australia) and that entity’s obligations do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (“MBL”). MBL does not guarantee or otherwise provide assurance in respect of the obligations of that entity, unless noted otherwise.

Mondrian, 10 Gresham Street, 5th Floor, London, England EC2V 7JD, furnishes investment sub advisory services to The International Equity, The Labor Select International Equity, The Emerging Markets, The Global Fixed Income, and The International Fixed Income Portfolios subject to the supervision and direction of the Trust’s Board.

The Investment Management Agreements for each of the Portfolios, except The Large-Cap Value Equity Portfolio, The Emerging Markets Portfolio II, and Delaware REIT Fund, is dated January 4, 2010, and the Investment Management Agreements for The Large-Cap Value Equity Portfolio, The Emerging Markets Portfolio II, and Delaware REIT Fund are dated February 26, 2010, May 21, 2010, and June 22, 2010, respectively (collectively, the “Agreements”).  The Agreements have initial terms of two years and may be renewed each year only so long as such renewal and continuance are specifically approved at least annually by the Board or by vote of a majority of the outstanding voting securities of each Portfolio, and only if the terms of and the renewal thereof have been approved by the vote of a majority of the Independent Trustees of the Trust who are not parties thereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.  The Agreements are terminable without penalty on 60 days’ notice by the Trustees of the Trust or by the Manager.  The Agreements will terminate automatically in the event of its assignment.

As compensation for the services rendered under the Agreements, the Portfolios pay the Manager an annual management fee as a percentage of average daily net assets equal to:

Portfolio Name	Management Fee Schedule (as a percentage of average daily net assets) Annual Rate

The Large-Cap Growth Equity Portfolio	0.55%
The Large-Cap Value Equity Portfolio	0.55%
The Focus Smid-Cap Growth Equity Portfolio	0.75%
The Real Estate Investment Trust Portfolio	0.75% on the first $500 million; 0.70% on the next $500 million; 0.65% on the next $1.5 billion; 0.60% on assets in excess of $2.5 billion
The Real Estate Investment Trust Portfolio II	0.75%
The Select 20 Portfolio	0.75%
The International Equity Portfolio1	0.75%
The Labor Select International Equity Portfolio1	0.75%
The Emerging Markets Portfolio1	1.00%
The Emerging Markets Portfolio II	1.00%
The Global Real Estate Securities Portfolio	0.99% on the first $100 million; 0.90% on the next $150 million; 0.80% on assets in excess of $250 million
The Core Focus Fixed Income Portfolio	0.40%
The High-Yield Bond Portfolio	0.45%
The Core Plus Fixed Income Portfolio	0.43%
The Global Fixed Income Portfolio1	0.50%
The International Fixed Income Portfolio1	0.50%

1
The Manager has entered into sub advisory agreements with Mondrian with respect to The International Equity, The Labor Select International Equity, The Emerging Markets, The Global Fixed Income, and The International Fixed Income Portfolios.  As compensation for its services as sub advisor to the Manager, Mondrian is entitled to receive sub advisory fees from the Manager equal to 0.36% of the average daily net assets of The International Equity Portfolio; 0.30% of the average daily net assets of The Labor Select International Equity Portfolio, The Global Fixed Income Portfolio, and The International Fixed Income Portfolio; and 0.75% of the average daily net assets of The Emerging Markets Portfolio.

During the past three fiscal years, the Portfolios paid the following investment management fees:

Portfolio	October 31, 2008	October 31, 2009	October 31, 2010
The Large-Cap Growth Equity Portfolio	$2,154,965 earned $2,145,230 paid $9,735 waived	$1,270,873 earned $1,253,032 paid $17,841 waived	$1,315,358 earned $1,315,358 paid $0 waived
The Large-Cap Value Equity Portfolio	$49,816 earned $6,726 paid $43,090 waived	$49,287 earned $23,270 paid $26,017 waived	$56,148 earned $23,613 paid $32,535 waived
The Focus Smid-Cap Growth Equity Portfolio	$48,516 earned $35,927 paid $12,589 waived	$24,069 earned $6,047 paid $18,022 waived	$26,880 earned $8,212 paid $18,668 waived
The Real Estate Investment Trust Portfolio	$2,273,772 earned $2,106,027 paid $167,745 waived	$1,248,182 earned $665,601 paid $582,581 waived	$1,687,502 earned $1,604,113 paid $83,389 waived
The Real Estate Investment Trust Portfolio II	$69,183 earned $38,410 paid $30,773 waived	$32,905 earned $5,760 paid $27,145 waived	$29,009 earned $0 paid $32,987 waived
The Select 20 Portfolio1	$42,289 earned $-0- paid $42,553 waived	$66,955 earned $40,498 paid $26,457 waived	$72,984 earned $38,842 paid $34,142 waived
The International Equity Portfolio	$14,104,932 earned $14,104,932 paid $-0- waived	$6,284,878 earned $6,284,878 paid $-0- waived	$6,282,890earned $6,282,890 paid $-0- waived
The Labor Select International Equity Portfolio	$6,844,722 earned $6,844,722 paid $-0- waived	$4,948,345 earned $4,948,345 paid $-0- waived	$5,631,260 earned $5,631,260 paid $-0- waived
The Emerging Markets Portfolio	$7,947,122 earned $7,947,122 paid $-0- waived	$5,205,411 earned $5,205,411 paid $-0- waived	$6,470,756 earned $6,470,756 paid $-0- waived
The Emerging Markets Portfolio II2	n/a	n/a	$37,232 earned $8,455 paid $28,777 waived
The Global Real Estate Securities Portfolio	$1,888,901 earned $1,806,268 paid $82,633 waived	$549,078 earned $471,644 paid $77,434 waived	$558,387 earned $558,387 paid $0 waived
The Core Focus Fixed Income Portfolio	$136,749 earned $54,995 paid $81,754 waived	$91,913 earned $28,338 paid $63,575 waived	$77,758 earned $14,221 paid $63,537 waived
The High-Yield Bond Portfolio	$95,413 earned $47,525 paid $47,888 waived	$90,901 earned $52,035 paid $38,866 waived	$103,845 earned $69,864 paid $33,981 waived
The Core Plus Fixed Income Portfolio	$587,423 earned $366,881 paid $220,542 waived	$313,033 earned $198,245 paid $114,788 waived	$224,118 earned $121,296 paid $102,822 waived
The Global Fixed Income Portfolio	$1,399,423 earned $1,339,657 paid $59,766 waived	$748,720 earned $668,930 paid $79,790 waived	$667,552 earned $616,892 paid $50,660 waived
The International Fixed Income Portfolio	$156,645 earned $120,776 paid $35,869 waived	$99,411 earned $62,724 paid $36,687 waived	$97,738 earned $56,527 paid $41,211 waived
1           Amounts paid prior to February 28, 2008 were paid by the Portfolio’s predecessor, The All-Cap Growth Portfolio.
2           The Portfolio commenced operations on June 23, 2010.

The Manager has contracted to waive its investment advisory fees and/or pay Portfolio expenses (excluding any 12b-1 plan, taxes, interest, inverse floater program expenses, short sale and dividend interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) to the extent necessary to prevent total annual fund operating expenses from exceeding the amounts described below from February 28, 2011 through February 28, 2012.

Portfolio                                                                                              Expense Cap

Delaware REIT Fund                                                                           1.30%
DPT Large-Cap Value Equity Portfolio                                            0.70%
DPT Global Fixed Income Portfolio                                                  0.60%
DPT Select 20 Portfolio                                                                      0.89%
DPT High-Yield Bond Portfolio                                                        0.59%
DPT International Fixed Income Portfolio                                       0.60%
DPT Real Estate Invest Trust Portfolio II                                       0.95%
DPT Core Plus Fixed Income Portfolio                                            0.45%
DPT Focus Smid Cap Growth Equity Portfolio                              0.92%
DPT Core Focus Fixed Income Portfolio                                         0.43%
DPT Large Cap Growth Equity Portfolio                                         0.65%
DPT Global Real Estate Securities Portfolio                                   1.08%
DPT Emerging Markets Portfolio II                                                 1.20%

Except for those expenses borne by the Manager under the Agreements or Mondrian under its Sub Advisory Agreement and the Distributor under the Distribution Agreement, each Portfolio is responsible for all of its own expenses.  Among others, such expenses include each Portfolio’s proportionate share of certain administrative expenses; investment management fees; transfer and dividend disbursing fees and costs; accounting services; custodian expenses; federal and state securities registration fees; proxy costs; and the costs of preparing prospectuses and reports sent to shareholders.

Distributor
The Distributor, Delaware Distributors, L.P., located at 2005 Market Street, Philadelphia, PA  19103, serves as the national distributor for Trust’s shares under a Distribution Agreement dated January 4, 2010.  The Distributor is an affiliate of the Manager and bears all of the costs of promotion and distribution, except for payments by Class A, B, C, and R Shares of The Real Estate Investment Trust Portfolio and by Class P Shares of The Global Real Estate Securities Portfolio under their respective Rule 12b-1 Plans.  The Distributor is an indirect, wholly owned subsidiary of DMHI.  The Distributor has agreed to use its best efforts to sell shares of the Portfolios.  See the Prospectuses for information on how to invest.  Shares of the Portfolios are offered on a continuous basis by the Distributor and may be purchased through authorized investment dealers with respect to the Delaware REIT Fund Class A, B, C, and R Shares of The Real Estate Investment Trust Portfolio only, and directly by contacting the Distributor or the Trust with respect to all Portfolios.  The Distributor also serves as a national distributor for the other Delaware Investments® Funds.  The Board annually reviews fees paid to the Distributor.

During the Delaware REIT Fund’s last three fiscal years, the Distributor received net commissions from the Fund on behalf of Class A Shares, after re-allowances to dealers, as follows:

Delaware REIT Fund Class A Shares
Fiscal Year Ended	Total Amount of Underwriting Commissions	Amounts Reallowed to Dealers	Net Commission to Distributor
10/31/10	$68,403	$57,724	$10,679
10/31/09	$49,623	$42,257	$7,366
10/31/08	$73,901	$62,472	$11,429

During the Delaware REIT Fund’s last three fiscal years, the Distributor received, in the aggregate, limited contingent deferred sales charge (“CDSC”) payments with respect to the Fund on behalf of Class A, B, and C Shares, as follows:

Delaware REIT Fund	10/31/08	10/31/09	10/31/10
Class A	-	-	-
Class B	$46,047	$8,164	$3,978
Class C	$1,823	$1,045	$1,892

Transfer Agent
Delaware Service Company, Inc. (“DSC”), an affiliate of the Manager, is located at 2005 Market Street, Philadelphia, PA 19103-7094, and serves as the Portfolios’ shareholder servicing, dividend disbursing, and transfer agent (“Transfer Agent”) pursuant to a Shareholder Services Agreement dated April 19, 2001, as amended August 31, 2006.  The Transfer Agent is an indirect, wholly owned subsidiary of DMHI.  The Transfer Agent acts as shareholder servicing, dividend disbursing, and transfer agent for other Delaware Investments® Funds.  The Transfer Agent is paid a fee by The Real Estate Investment Trust Portfolio for providing these services, consisting of an annual per account charge of $11.00 for each open account and $6.50 for each closed account on their records and each account held on a sub-accounting system maintained by firms that hold accounts on an omnibus basis.

These charges are assessed monthly on a pro rata basis and determined by using the number of Shareholder and Retirement Accounts maintained as of the last calendar day of each month.  Compensation is fixed each year and approved by the Board, including a majority of the Independent Trustees.

The Transfer Agent is paid 0.0075% of average daily net assets per Portfolio (other than The Real Estate Investment Trust Portfolio) annually.  The Transfer Agent will bill and the Portfolios (other than The Real Estate Investment Trust Portfolio) shall pay such compensation monthly.

The Portfolios have authorized, in addition to the Transfer Agent, one or more brokers to accept on its behalf purchase and redemption orders.  Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the behalf of the Portfolios.  For purposes of pricing, a Portfolio will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, accepts the order.  Investors may be charged a fee when effecting transactions through a broker or agent.

DST Systems, Inc. (“DST”) provides sub-transfer agency services to the Fund.  In connection with these services, DST administers the overnight investment of cash pending investment in the Fund or payment of redemptions. The proceeds of this investment program are used to offset the Fund’s transfer agency expenses.

Fund Accountant
Effective October 1, 2007, The Bank of New York Mellon Bank (“BNY Mellon”), One Wall Street, New York, NY 10286-0001, provides fund accounting and financial administration services to the Portfolios.  Those services include performing functions related to calculating the Portfolios’ NAV and providing financial reporting information, regulatory compliance testing and other related accounting services.  For these services, the Portfolios pay BNY Mellon an asset-based fee, subject to certain fee minimums plus certain out-of-pocket expenses and transactional charges.  Effective October 1, 2007, DSC provides fund accounting and financial administration oversight services to the Portfolios.  Those services include overseeing the Portfolios’ pricing process, the calculation and payment of portfolio expenses, and financial reporting in shareholder reports, registration statements, and other regulatory filings.  DSC also manages the process for the payment of dividends and distributions and the dissemination of Fund NAVs and performance data.  For these services, the Portfolios pay DSC an asset-based fee, plus certain out-of-pocket expenses and transactional charges.  The fees payable to BNY Mellon and DSC under the service agreements described above will be allocated among all funds in the Delaware Investments® Family of Funds on a relative NAV basis.  Prior to October 1, 2007, DSC provided fund accounting and financial administration services to each Portfolio at an annual rate of 0.04% of each Portfolio’s average daily net assets.

During the fiscal years ended October 31, 2008, 2009, and 2010, the Portfolios paid the following amounts to BNY Mellon for fund accounting and financial administration services: $1,658,942, $974,404, and $821,803, respectively.

During the fiscal years ended October 31, 2008, 2009, and 2010, the Portfolios paid the following amounts to DSC for fund accounting and financial administration oversight services: $236,992, $139,200, and $129,107, respectively.

Custodian
BNY Mellon is the custodian of the Portfolios’ securities and cash.  As custodian for each Portfolio, BNY Mellon maintains a separate account or accounts for each Portfolio; receives, holds, and releases portfolio securities on account of each Portfolio; receives and disburses money on behalf of each Portfolio; and collects and receives income and other payments and distributions on account of each Portfolio's portfolio securities.  BNY Mellon also serves as the Portfolios’ custodian for their investments in foreign securities.

With respect to foreign securities, BNY Mellon makes arrangements with sub-custodians who were approved by the Board in accordance with Rule 17f-5 of the 1940 Act.  When selecting foreign sub-custodians, the Board considers a number of factors, including, but not limited to, the reliability and financial stability of the institution, the ability of the institution to provide efficiently the custodial services required for the Portfolios, and the reputation of the institutions in the particular country or region.

Legal Counsel
Stradley Ronon Stevens & Young, LLP serves as the Trust’s legal counsel.

PORTFOLIO MANAGERS

Other Accounts Managed – The Manager
Except as noted, the following chart lists certain information about the types of other accounts for which each portfolio manager is primarily responsible as of October 31, 2010.  Any accounts managed in a personal capacity appear under “Other Accounts” along with the other accounts managed on a professional basis.  The personal account information is current as of the most recent calendar quarter end for which account statements are available.

	No. of Accounts	Total Assets Managed	No. of Accounts with Performance-Based Fees	Total Assets in Accounts with Performance- Based Fees
Damon J. Andres
Registered Investment Companies	8	$1.3 billion	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	4	$100.8 million	0	$0
Kristen E. Bartholdson
Registered Investment Companies	7	$2.1 billion	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	9	Under $1 million	0	$0
Christopher J. Bonavico
Registered Investment Companies	29	$6.1 billion	3	$1.4 billion
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	44	$3.7 billion	4	$467.0 million
Kenneth F. Broad
Registered Investment Companies	23	$3.7 billion	1	$88.3 million
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	45	$3.7 billion	3	$402.0 million
Patrick G. Fortier
Registered Investment Companies	20	$2.5 billion	1	$88.3 million
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	38	$3.5 billion	3	$402.0 million
Gregory M. Heywood
Registered Investment Companies	20	$2.5 billion	1	$88.3 million
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	35	$3.5 billion	3	$402.0 million
Daniel J. Prislin
Registered Investment Companies	25	$5.0 billion	3	$1.4 billion

Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	42	$3.5 billion	4	$467.0 million
Jeffrey S. Van Harte
Registered Investment Companies	27	$5.1 billion	3	$1.4 billion
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	36	$3.6 billion	4	$467.0 million
Nikhil G. Lalvani, CA
Registered Investment Companies	9	$1.8 billion	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	18	$1.2 billion	1	$455.2 million
Paul Grillo
Registered Investment Companies	16	$14.2 billion	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	23	$3.0 billion	0	$0
Anthony A. Lombardi
Registered Investment Companies	9	$1.8 billion	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	19	$1.2 billion	1	$455.2 million
D. Tysen Nutt, Jr.
Registered Investment Companies	12	$2.6 billion	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	24	$1.4 billion	1	$455.2 million
Robert A. Vogel, Jr.
Registered Investment Companies	9	$1.8 billion	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	22	$1.2 billion	1	$455.2 million
Roger A. Early
Registered Investment Companies	18	$17.9 billion	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	43	$6.2 billion	0	$0
Thomas Chow
Registered Investment Companies	12	$14.5 billion	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	11	$4.1 billion	0	$0
Chuck M. Devereux
Registered Investment Companies	2	$505.9 million	0	$0

Other pooled Investment Vehicles	0	$0	0	$0
Other Accounts	3	Under $1 million	0	$0
Christopher M. Ericksen, CFA
Registered Investment Companies	24	$4.9 billion	3	$1.4 billion
Other pooled Investment Vehicles	0	$0	0	$0
Other Accounts	35	$3.5 billion	4	$467.0 million
Kevin P. Loome, CFA
Registered Investment Companies	16	$13.1 billion	0	$0
Other pooled Investment Vehicles	0	$0	0	$0
Other Accounts	13	$3.4 billion	0	$0
.
Description of Material Conflicts of Interest—The Manager
Individual portfolio managers may perform investment management services for other portfolios or accounts similar to those provided to the Portfolios and the investment action for such other portfolio or account and Portfolios may differ.  For example, an account or portfolio may be selling a security, while another account or Portfolio may be purchasing or holding the same security.  As a result, transactions executed for one portfolio or account may adversely affect the value of securities held by another portfolio, account, or a Portfolio.  Additionally, the management of multiple portfolios or accounts and the Portfolios may give rise to potential conflicts of interest, as a portfolio manager must allocate time and effort to multiple other portfolios or accounts and the Portfolios.  A portfolio manager may discover an investment opportunity that may be suitable for more than one account or portfolio.  The investment opportunity may be limited, however, so that all portfolios or accounts for which the investment would be suitable may not be able to participate.  The Manager has adopted procedures designed to allocate investments fairly across multiple portfolios or accounts.

Some of the accounts managed by the portfolio managers have performance-based fees. This compensation structure presents a potential conflict of interest. The portfolio manager has an incentive to manage this account so as to enhance its performance, to the possible detriment of other accounts for which the investment manager does not receive a performance-based fee.

A portfolio manager’s management of personal accounts also may present certain conflicts of interest.  While the Manager’s code of ethics is designed to address these potential conflicts, there is no guarantee that it will do so.

Compensation Structure
Each portfolio manager’s compensation consists of the following:

Base Salary. Each named portfolio manager receives a fixed base salary.  Salaries are determined by a comparison to industry data prepared by third parties to ensure that portfolio manager salaries are in line with salaries paid at peer investment advisory firms.

Bonus.  Each portfolio manager (other than Messrs. Chow and Devereux) is eligible to receive an annual cash bonus which is based on quantitative and qualitative factors.  The amount of the pool for bonus payments is first determined by mathematical equation based on assets, management fees and expenses, including fund waiver expenses, for registered investment companies, pooled vehicles, and managed separate accounts.  Generally, approximately 80% of the bonus is quantitatively determined.  For investment companies, each manager is compensated according the Fund's Lipper peer group percentile ranking on a one-year and three-year basis.  For managed  separate accounts the  portfolio  managers  are  compensated  according to the  composite percentile  ranking in consultant  databases.  There is no objective award for a fund that falls below the 50th percentile for a given time period.  There is a sliding scale for investment companies that are ranked above the 50th percentile.  The managed separate accounts are compared to Callan and other databases.  The remaining 20% portion of the bonus is discretionary as determined by Delaware and takes into account subjective factors.

Due to the transitioning of responsibilities of Mr. Early, his bonuses for the past year were guaranteed.  It is anticipated that going forward an objective component will be added that is reflective of account performance relative to an appropriate peer group or database.

With respect to Messrs. Chow and Devereux, they are eligible to receive an annual cash bonus, which is based on quantitative and qualitative factors.  There is one pool for bonus payments for the fixed income department. The amount of the pool for bonus payments is first determined by mathematical equation based on all assets managed (including investment companies, insurance product-related accounts and other separate accounts), management fees and related expenses (including fund waiver expenses) for registered investment companies, pooled vehicles, and managed separate accounts.  Generally, 50%-70% of the bonus is quantitatively determined.  For more senior portfolio managers, a higher percentage of the bonus is quantitatively determined.  For investment companies, each manager is compensated according the Fund’s Lipper peer group percentile ranking on a one-year and three-year basis, equally weighted.  For managed separate accounts the portfolio managers are compensated according to the composite percentile ranking against the Frank Russell and Callan Associates databases on a one-year and three-year basis, with three-year performance more heavily weighted.  There is no objective award for a fund that falls below the 50th percentile over the three-year period.  There is a sliding scale for investment companies that are ranked above the 50th percentile.  The remaining 30%-50% portion of the bonus is discretionary as determined by the Manager and takes into account subjective factors.

Incentive Unit Plan - Portfolio managers may be awarded incentive unit awards (“Awards”) relating to the underlying shares of common stock of Delaware Management Holdings, Inc. issuable pursuant to the terms of the Delaware Investments Incentive Unit Plan (the “Plan”) adopted on November 30, 2010. Awards are no longer granted under the Delaware Investments U.S., Inc. 2009 Incentive Compensation Plan or the Amended and Restated Delaware Investments U.S., Inc. Incentive Compensation Plan, which was established in 2001.

The Plan was adopted in order to: assist the Manager in attracting, retaining, and rewarding key employees of the company; enable such employees to acquire or increase an equity interest in the company in order to align the interest of such employees and the Manager; and provide such employees with incentives to expend their maximum efforts. Subject to the terms of the Plan and applicable award agreements, Awards typically vest in 25% increments on a four-year schedule, and shares of common stock underlying the Awards are issued after vesting. The fair market value of the shares of Delaware Management Holdings, Inc., is normally determined as of each March 31, June 30, September 30 and December 31 by an independent appraiser. Generally, a stockholder may put shares back to the company during the put period communicated in connection with the applicable valuation.

Other Compensation: Portfolio managers may also participate in benefit plans and programs available generally to all employees.

Ownership of Securities – The Manager

As of October 31, 2010, the portfolio managers of the Funds owned the following amount in their respective Fund:

Portfolio Manager	Dollar Range of Fund Shares Owned1
Christopher J. Bonavico	The Focus Smid-Cap Growth Equity Portfolio Over $1 million The Select 20 Portfolio $500,001 - $1 million
Kenneth Broad	The Select 20 Portfolio $100,001 - $500,000
Gregory Heywood	The Focus Smid-Cap Growth Equity Portfolio $10,001 - $50,000 The Select 20 Portfolio $50,001 - $100,000
1       Includes Fund shares beneficially owned by portfolio manager and immediate family members sharing the same household.

As of October 31, 2010, the portfolio managers for The Large-Cap Growth Equity Portfolio, The Focus Smid-Cap Growth Equity Portfolio, and The Select 20 Portfolio, and certain key personnel supporting the portfolio managers had collectively in excess of $5.3 million in the suite of products they manage, including $1,135,555 and $1,056,017 in The Focus Smid-Cap Growth Equity Portfolio and The Select 20 Portfolio, respectively.

II.  Portfolio Managers – Mondrian

The following information was provided by Mondrian, the sub-advisor to The International Equity, The Labor Select International Equity, The Emerging Markets, The Global Fixed Income, and The International Fixed Income Portfolios.

A.           Other Accounts Managed (as of December 31, 2010).

Named Portfolio Manager	# Accounts	$ Assets (M)	# Performance Based Fee Accounts	$M Assets of Performance Based Fee Accounts
Robert Akester
Registered Investment Companies	1	$147	0	$0
Other Pooled Investment Vehicles	2	$2,013	0	$0
Other Accounts	7	$3,568	0	$0
Joanna Bates
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	9	$2,273	0	$0
Other Accounts	16	$2,772	0	$0

Nigel Bliss
Registered Investment Companies	1	$356	0	$0
Other Pooled Investment Vehicles	1	$404	0	$0
Other Accounts	15	$3,019	0	$0
Elizabeth A. Desmond
Registered Investment Companies	10	$2,659	0	$0
Other Pooled Investment Vehicles	6	$4,030	0	$0
Other Accounts	19	$7,446	0	$0
Clive Gillmore
Registered Investment Companies	*	*	*	*
Other Pooled Investment Vehicles	*	*	*	*
Other Accounts	*	*	*	*
John Kirk
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	3	$62	0	$0
Other Accounts	23	$5,326	2	$882
Emma R. E. Lewis
Registered Investment Companies	6	$1,376	0	$0
Other Pooled Investment Vehicles	1	$8	0	$0
Other Accounts	5	$1,038	0	$0
Nigel G. May
Registered Investment Companies	4	$574	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	16	$6,240	1	$225
Christopher A. Moth
Registered Investment Companies	1	$75	0	$0
Other Pooled Investment Vehicles	4	$1,506	0	$0
Other Accounts	23	$11,488	0	$0
* As Chief Executive Officer Clive Gillmore has overall responsibility for all accounts.

Compensation – Mondrian

Mondrian has the following programs in place to retain key investment staff:

1.	Competitive Salary - All investment professionals are remunerated with a competitive base salary.

2.
Profit Sharing Bonus Pool - All Mondrian staff, including portfolio managers and senior officers, qualify for participation in an annual profit sharing pool determined by the company's profitability (approximately 30% of profits).

3.
Equity Ownership - Mondrian is ultimately controlled by a partnership of senior management and private equity funds sponsored by Hellman & Friedman, LLC, an independent private equity firm.  Mondrian is currently 73% owned by approximately 80 of its senior employees, including the majority of investment professionals, senior client service officers, and senior operations personnel through Atlantic Value Investment Partnership LP, and 27% owned by private equity funds sponsored by Hellman & Friedman, LLC.  The private equity funds sponsored by Hellman & Friedman LLC are passive, non-controlling minority investors in Mondrian and do not have day-to-day involvement in the management of Mondrian.

Incentives (Bonus and Equity Programs) focus on the key areas of research quality, long-term and short-term stock performance, teamwork, client service and marketing. As an individual’s ability to influence these factors depends on that individual’s position and seniority within the firm, so the allocation of participation in these programs will reflect this.

At Mondrian, the investment management of particular portfolios is not “star manager” based but uses a team system.  This means that Mondrian’s investment professionals are primarily assessed on their contribution to the team’s effort and results, though with an important element of their assessment being focused on the quality of their individual research contribution.

Compensation Committee
In determining the amount of bonuses and equity awarded, Mondrian’s Board of Directors consults with the company’s Compensation Committee, who will make recommendations based on a number of factors including investment research, organization management, team work, client servicing and marketing.

Defined Contribution Pension Plan
All portfolio managers are members of the Mondrian defined contribution pension plan where Mondrian pays a regular monthly contribution and the member may pay additional voluntary contributions if they wish. The Plan is governed by Trustees who have responsibility for the trust fund and payments of benefits to members. In addition, the Plan provides death benefits for death in service and a spouse's or dependant's pension may also be payable.

Mondrian believes that this compensation structure, coupled with the opportunities that exist within a successful and growing business, are adequate to attract and retain high caliber employees.

Ownership of Securities -- Mondrian

As of December 31, 2010, none of the portfolio managers owned shares of the Portfolios they manage.

TRADING PRACTICES AND BROKERAGE

The Manager or Mondrian, as the case may be, selects brokers/dealers to execute transactions on behalf of a Portfolio for the purchase or sale of portfolio securities on the basis of its judgment of their professional capability to provide the service.  The primary consideration in selecting broker/dealers is to seek those brokers/dealers who will provide best execution for the Portfolios.  Best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the account on the transaction.  A number of trades are made on a net basis, where securities are either purchased directly from the dealer or sold to the dealer.  In these instances, there is no direct commission charged, but there is a spread (the difference between the buy and sell price), which is the equivalent of a commission.  When a commission is paid, the Manager or Mondrian pays reasonably competitive brokerage commission rates based upon the professional knowledge of its trading department as to rates paid and charged for similar transactions throughout the securities industry.  In some instances, a Portfolio pays a minimal share transaction cost when the transaction presents no difficulty.

During the past three fiscal years, the aggregate dollar amount of brokerage commissions paid by each Portfolio was as follows:

Portfolio	2008	2009	2010
The Large-Cap Growth Equity Portfolio	$109,169	$163,320	$121,805
The Large-Cap Value Equity Portfolio	$4,004	$7,781	$18,894
The Focus Smid-Cap Growth Equity Portfolio	$5,798	$6,768	$4,292
The Real Estate Investment Trust Portfolio	$653,701	$1,118,669	$1,170,732
The Real Estate Investment Trust Portfolio II	$22,598	$28,365	$27,291
The Select 20 Portfolio1	$5,192	$5,680	$665,149
The International Equity Portfolio	$397,743	$260,443	$236,522
The Labor Select International Equity Portfolio	$108,305	$117,282	$150,849
The Emerging Markets Portfolio The Emerging Markets II Portfolio	$859,903 N/A	$596,024 N/A	$665,149 $13,105
The Global Real Estate Securities Portfolio	$736,400	$304,354	$335,439
The Core Focus Fixed Income Portfolio	$3,987	$484	N/A
The High-Yield Bond Portfolio	$1,298	$1,703	$195
The Core Plus Fixed Income Portfolio	$10,478	$1,070	N/A
The Global Fixed Income Portfolio	N/A	N/A	N/A
The International Fixed Income Portfolio	N/A	N/A	N/A

1           Amounts paid prior to February 28, 2008 were paid by the Portfolio’s predecessor, The All-Cap Growth Portfolio.

Subject to best execution and Rule 12b-1(h) under the 1940 Act, the Manager or Mondrian may allocate, out of all commission business generated by all of the Portfolios and accounts under its respective management, brokerage business to brokers or dealers who provide brokerage and research services.  These services include providing advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; and providing portfolio performance evaluation and technical market analyses.  Such services are used by the Manager or Mondrian in connection with its respective investment decision-making process with respect to one or more Portfolios and separate accounts managed by it, and may not be used, or used exclusively, with respect to the Portfolio or separate account generating the brokerage.

Securities transactions for The Large-Cap Growth Equity, The Large-Cap Value Equity, The Focus Smid-Cap Growth Equity, The Select 20, The Real Estate Investment Trust, The International Equity, The Labor Select International Equity, The Emerging Markets, The Emerging Markets II, The Global Real Estate Securities, The Core Focus Fixed Income, The High-Yield Bond, The Core Plus Fixed Income, The Global Fixed Income, and The International Fixed Income Portfolios may be effected in foreign markets that may not allow negotiation of commissions or where it is customary to pay fixed rates.

As provided under the Securities Exchange Act of 1934, as amended, and each Portfolio’s Investment Management Agreements, higher commissions are permitted to be paid to broker/dealers who provide brokerage and research services than to broker/dealers who do not provide such services if such higher commissions are deemed reasonable in relation to the value of the brokerage and research services provided.  Although transactions are directed to broker/dealers who provide such brokerage and research services may result in higher commissions, the Manager and Mondrian believe that such commissions are reasonable in relation to the value of the brokerage and research services provided.  In some instances, services may be provided to the Manager or Mondrian which constitute, in some part, brokerage and research services used by the Manager or Mondrian in connection with their investment decision-making process and constitute, in some part, services used by them in connection with administrative or other functions not related to their investment decision-making process.  In such cases, the Manager or Mondrian will make a good faith allocation of brokerage and research services and will pay out of their own resources for services used by them in connection with administrative or other functions not related to their investment decision-making process.

During the fiscal year ended October 31, 2010, portfolio transactions of the following Portfolios in the amounts listed below, resulting in brokerage commissions in the amounts listed below, were directed to brokers for brokerage and research services provided:

Portfolio	Portfolio Transactions Amounts	Brokerage Commissions Amounts

The Large-Cap Growth Equity Portfolio	$52,461,123	$42,240
The Large-Cap Value Equity Portfolio	$632,577	$1,183
The Focus Smid-Cap Growth Equity Portfolio	$339,159	$323
The Real Estate Investment Trust Portfolio	$274,549,517	$441,263
The Real Estate Investment Trust Portfolio II	$5,185,830	$8,300
The High-Yield Bond Portfolio	$28,403	$80

As of October 31, 2010, the Portfolios held the following amounts of securities of their regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or such broker/dealers’ parents:

Portfolio	Regular Broker/Dealer	Value of Securities Held

The High Yield Portfolio	Genworth Financial	$230,318

The Large Cap Value Equity Portfolio	Bank of New York Mellon	$180,432

The Manager or Mondrian may place a combined order for two or more accounts or funds engaged in the purchase or sale of the same security may be placed if the judgment is made that joint execution is in the best interest of each participant and will result in best execution.  Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund.  When a combined order is executed in a series of transactions at different prices, each account participating in the order may be allocated an average price obtained from the executing broker.  It is believed that the ability of the accounts to participate in volume transactions will generally be beneficial to the accounts and funds.  Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or fund may obtain, it is the opinion of the Manager or Mondrian and the Trust’s Board that the advantages of combined orders outweigh the possible disadvantages of separate transactions.

Consistent with Financial Industry Regulatory Authority (“FINRA”) rules, and subject to seeking best execution, orders may be placed with broker/dealers that have agreed to defray certain Portfolio expenses, such as custodian fees.

The Portfolios have the authority to participate in a commission recapture program.  Under the program, and subject to seeking best execution as described in this section, the Portfolios may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Portfolios in cash.  Any such commission rebates will be included in realized gain on securities in the appropriate financial statements of the Portfolios.  The Manager and its affiliates have previously and may in the future act as an investment advisor to mutual funds or separate accounts affiliated with the administrator of the commission recapture program.  In addition, affiliates of the administrator act as consultants in helping institutional clients choose investment advisors and may also participate in other types of businesses and provide other services in the investment management industry.

CAPITAL STRUCTURE

Capitalization
The Trust currently has an unlimited authorized number of shares of beneficial interest, with no par value, issued in separate portfolios.  All shares are, when issued in accordance with the Trust’s registration statement (as it may be amended from time to time), governing instruments and applicable law, fully paid and non-assessable.  Shares do not have pre-emptive rights.  While all shares have equal voting rights on matters affecting the Trust, each Portfolio would vote separately on any matter which affects only that Portfolio.  Shares of each Portfolio have a priority in that Portfolios’ assets, and in gains on and income from the portfolio of that Portfolio.

Each class of The Real Estate Investment Trust Portfolio and The Global Real Estate Securities Portfolio represents a proportionate interest in the assets of the Portfolio, and each has the same voting and other rights and preferences as the other classes of the Portfolio, except that shares of the Institutional Class may not vote on any matter that affects the Portfolio’s Distribution Plans under Rule 12b-1 and shares of the Original Class may not vote on any matter that affects The Global Real Estate Securities Portfolio’s Class P Distribution Plan under 12b-1.   Similarly, as a general matter, shareholders of Class A Shares, Class B Shares, Class C Shares, and Class R Shares of The Real Estate Investment Trust Portfolio may vote only on matters affecting the Rule 12b-1 Plan that relates to the class of shares that they hold.  However, Class B Shares may vote on any proposal to increase materially the fees to be paid by the Portfolio under the Rule 12b-1 Plan relating to Class A Shares.  General expenses of the Portfolio will be allocated on a pro-rata basis to the classes according to asset size, except that expenses of the Plans of Class A Shares, Class B Shares, Class C Shares, and Class R Shares will be allocated solely to those classes.  Similarly, with respect to The Global Real Estate Securities Portfolio, as a general matter, shareholders of Class P Shares may vote only on matters affecting the Rule 12b-1 Plan that relates to Class P Shares.  General expenses of The Global Real Estate Securities Portfolio will be allocated on a pro-rata basis among the classes according to asset size, except that expenses of the Plan of Class P Shares will be allocated solely to that class.

Effective December 24, 1997, the name of The Defensive Equity Portfolio was changed to The Large-Cap Value Equity Portfolio.  Effective December 15, 2005, the name of The Small-Cap Growth Equity II Portfolio was changed to The Focus Smid-Cap Growth Equity Portfolio.  Effective February 1, 2008, the name of The All-Cap Growth Equity Portfolio was changed to The Select 20 Portfolio.

Non-cumulative Voting
The Trust’s shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares of the Trust voting for the election of Trustees can elect all the Trustees if they choose to do so, and, in such event, the holders of the remaining shares will not be able to elect any Trustees.

PURCHASING SHARES

General Information
The Trust reserves the right to suspend sales of Portfolio shares, and reject any order for the purchase of a Portfolio’s shares if in the opinion of management such rejection is in a Portfolio’s best interest.

For purchases of shares in The Emerging Markets Portfolio, a purchase reimbursement fee of 0.55% of the dollar amount invested is generally charged to investors and paid to the Portfolio to help defray expenses of investing purchase proceeds.  In lieu of paying that fee, an investor in The Emerging Markets Portfolio may elect, subject to agreement by the Portfolio, to invest by a contribution of in-kind securities or may follow another procedure that has the same economic impact on the Portfolio and its shareholders, in which case the purchase reimbursement fee will not apply.  Investors should refer to the related Prospectus for more details on purchase reimbursement fees.  See “Determining Offering Price and Net Asset Value” below.

The minimum initial investment for a shareholder is $1 million in the aggregate across all Portfolios of the Trust, except for the Delaware REIT Fund as discussed below. However, certain types of shareholders may invest in the Portfolios without meeting the minimum initial investment of $1 million. Effective April 22, 2008, existing beneficial shareholders of the Portfolios (except for existing beneficial shareholders of Delaware REIT Fund) whose shares were formerly held through an omnibus account and who wish to continue as shareholders of the Portfolios, shareholders that have institutional accounts managed by the Manager's affiliate, Delaware Investment Advisers, a series of Delaware Management Business Trust, and portfolio managers of the Portfolios seeking to invest in Portfolios they manage, may invest in the Portfolios without meeting the minimum initial investment of $1 million, subject to fee described in the next sentence. All shareholders (except for shareholders of Delaware REIT Fund) whose investment falls below the $1 million minimum at the time the fee is assessed, for reasons other than market reductions in net asset value, may be subject to an annual fee of $70 to offset additional transfer agency and other costs incurred by the Portfolios in maintaining and servicing these smaller accounts. This annual fee, which is paid by investors to the Portfolios, will be assessed on a per shareholder basis so each shareholder will be assessed only one fee regardless of the number of accounts the shareholder may have. The Portfolios will assess the fee in October 2008 and it will be deducted automatically from shareholder accounts. There are no minimums for subsequent contributions in a Portfolio where the aggregate minimum initial investment for the Trust has been satisfied. (See the applicable Prospectus for special purchase procedures and requirements that may be applicable to prospective investors in The International Equity Portfolio, The Emerging Markets Portfolio, and The Global Real Estate Securities Portfolio.) Accounts of certain omnibus accounts and managed or asset-allocation programs may maintain balances that are below the minimum stated account balance without incurring a service fee or being subject to involuntary redemption. At such time as the Trust receives appropriate regulatory approvals to do so in the future, under certain circumstances, the Trust may, at its sole discretion, allow eligible investors who have an existing investment counseling relationship with an affiliate of the Manager to make investments in the Portfolios by a contribution of securities in-kind to such Portfolios.

Certificates representing shares purchased are not ordinarily issued.  Certificates were previously issued for Class A and Institutional Class Shares of The Real Estate Investment Trust Portfolio.  However, purchases not involving the issuance of certificates are confirmed to the investor and credited to the shareholder’s account on the books maintained on behalf of the Trust.  The investor will have the same rights of ownership with respect to such shares as if certificates had been issued.  An investor will be permitted to obtain a certificate for the Delaware REIT Fund in certain limited circumstances that are approved by an appropriate officer of the Trust.  No charge is assessed by the Trust for any certificate issued.  The Portfolios do not intend to issue replacement certificates for lost or stolen certificates, except in certain limited circumstances that are approved by an appropriate officer of the Trust.  In those circumstances, a shareholder may be subject to fees for replacement of a lost or stolen certificate, under certain conditions, including the cost of obtaining a bond covering the lost or stolen certificate.  Please contact the Trust for further information.  Investors who hold certificates representing any of their shares may only redeem those shares by written request.  The investor’s certificate(s) must accompany such request.

Purchases of The Global Real Estate Securities Portfolio
Original Class Shares of The Global Real Estate Securities Portfolio are offered directly to institutions and high net worth individual investors at NAV with no sales commissions or 12b-1 charges.  The only type of defined contribution plan that is permitted to become a new investor in Original Class Shares of The Global Real Estate Securities Portfolio is a plan which represents: (i) that the decision to invest plan assets in or withdraw plan assets from The Global Real Estate Securities Portfolio will be made solely by a plan fiduciary, such as the plan’s board, without direction from or consultation with any plan participant and (ii) that the plan will make no more than 3 separate purchase orders during any given calendar quarter.  The Original Class Shares of The Global Real Estate Securities Portfolio are not primarily designed for defined contribution plans that are participant-directed or frequently trade Portfolio shares, and therefore The Global Real Estate Securities Portfolio requires the above representations from any new defined contribution plan investors.  We reserve the right to reject any purchase order made by a new defined contribution plan investor that does not meet the above representations or that follows a pattern of market timing as described in the Prospectus and this Part B.  Defined contribution plans who do not qualify for Original Class Shares as described above may be eligible to purchase Class P Shares of The Global Real Estate Securities Portfolio as described below.

Class P Shares of The Global Real Estate Securities Portfolio are available only to defined contribution plans making at least a $5 million initial investment or having plan assets of at least $100 million.  There are no minimums for subsequent investments. Investments made by plan participants in an employer-sponsored defined contribution plan will be made in accordance with directions provided by or on behalf of the employer.  See the Class P Prospectus for special purchase procedures and requirements that may be applicable to prospective investors in Class P Shares of The Global Real Estate Securities Portfolio.

Class P Shares are purchased at the NAV per share without the imposition of a front-end or contingent deferred sales charge.  Class P Shares are subject to annual 12b-1 Plan expenses for the life of the investment.  See “Plans Under Rule 12b-1” and “Determining Offering Price and Net Asset Value” below.

The Original Class Shares and Class P Shares represent a proportionate interest in The Global Real Estate Securities Portfolio’s assets and will receive a proportionate interest in the Portfolio’s income, before application, as to Class P Shares, of any expenses under the Class P Shares’ Rule 12b-1 Plan.

In comparing Original Class Shares and Class P Shares, investors should consider the higher Rule 12b-1 Plan expenses on Class P Shares.

For the distribution and related services provided to, and the expenses borne on behalf of, the Portfolio Classes, the Distributor and others will be paid, and in the case of Class P Shares, from the proceeds of the Rule 12b-1 Plan fees.  Financial advisors may receive different compensation for selling Class P Shares.

Plan under Rule 12b-1:  Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a separate plan for the Class P Shares (the “Plan”).  The Plan permits The Global Real Estate Securities Portfolio to pay for certain distribution, promotional, and related expenses involved in the marketing of Class P Shares.  The Plan does not apply to the Original Class Shares.  Such shares are not included in calculating the Plan’s fees and the Plan is not used to assist in the distribution and marketing of shares of the Original Classes’ Shares.  Shareholders of the Original Class may not vote on matters affecting the Plan.

The Plan permits The Global Real Estate Securities Portfolio, pursuant to its Distribution Agreement, to pay out of the assets of Class P Shares monthly fees to the Distributor for its services and expenses in distributing and promoting sales of such shares.  These expenses include, among other things, preparing and distributing advertisements, sales literature and prospectuses and reports used for sales purposes, compensating sales and marketing personnel, and paying distribution and maintenance fees to securities brokers, dealers and others who enter into agreements with the Distributor.  In connection with the promotion of shares of the Class P, the Distributor may, from time to time, pay to participate in dealer-sponsored seminars and conferences, and reimburse dealers for expenses incurred in connection with pre-approved seminars, conferences and advertising.  The Distributor may pay or allow additional promotional incentives to dealers as part of pre-approved sales contests and/or to dealers who provide extra training and information concerning Class P and increase sales of the Class.

In addition, The Global Real Estate Securities Portfolio may make payments from the Rule 12b-1 Plan fees of Class P Shares directly to others, such as banks, who aid in the distribution of Class P Shares or provide services to Class P pursuant to service agreements with the Trust.  The Plan expenses relating to Class P Shares are also used to pay the Distributor for advancing the commission costs to dealers with respect to the initial sale of such shares.

The maximum aggregate fee payable by The Global Real Estate Securities Portfolio under the Plan, and the related Distribution Agreement, is on an annual basis up to 0.25% of Class P Shares’ average daily net assets for the year of Class P Shares.  The Trust’s Board may reduce the amount payable under the Plan at any time.

While payments pursuant to the Plan may not exceed the foregoing amount with respect to the Class P Shares, the Plan does not limit fees to amounts actually expended by the Distributor.  It is therefore possible that the Distributor may realize a profit in any particular year.  However, the Distributor currently expects that its distribution expenses will likely equal or exceed payments to it under the Plan.  The Distributor may, however, incur such additional expenses and make additional payments to dealers from its own resources to promote the distribution of shares of the Class P Shares.  The monthly fees paid to the Distributor under the Plan are subject to the review and approval of the Trust’s Independent Trustees, who may reduce the fees or terminate the Plan at any time.

All of the distribution and service expenses incurred by the Distributor and others, such as broker/dealers, in excess of the amount paid on behalf of Class P Shares would be borne by such persons without any reimbursement from the Class.  Consistent with the requirements of Rule 12b-1(h) under the 1940 Act, and subject to seeking best price and execution, the Class may, from time to time, buy or sell portfolio securities from or to firms that receive payments under the Plan.

From time to time, the Distributor may pay additional amounts from its own resources to dealers for aid in distribution or for aid in providing administrative services to shareholders.

The Plan and the Distribution Agreement have been approved by the Board of the Trust, including a majority of the Independent Trustees who have no direct or indirect financial interest in the Plan or the Distribution Agreement, by vote cast in person at a meeting duly called for the purpose of voting on the Plan and such Agreement.  Continuation of the Plan and the Distribution Agreement, as amended, must be approved annually by the Board in the same manner, as specified below.

Each year, the Board must determine whether continuation of the Plan is in the best interest of shareholders of The Global Real Estate Securities Portfolio and that there is a reasonable likelihood of the Plan providing a benefit to Class P Shares.  The Plan and the Distribution Agreement, as amended, may be terminated at any time without penalty by a majority of the Independent Trustees who have no direct or indirect financial interest in the Plan or the Distribution Agreement, or by a majority vote of the outstanding voting securities of the Class P Shares.  Any amendment materially increasing the maximum percentage payable under the Plan must likewise be approved by a majority vote of the outstanding voting securities of the Class P Shares, as well as by a majority vote of the Independent Trustees who have no direct or indirect financial interest in the Plan or Distribution Agreement.  Any other material amendment to the Plan must be approved by a majority vote of the Trustees including a majority of the Independent Trustees who have no direct or indirect financial interest in the Plan or Distribution Agreement.  In addition, in order for the Plan to remain effective, the selection and nomination of Independent Trustees must be effected by the Trustees who are themselves Independent Trustees and who have no direct or indirect financial interest in the Plan or Distribution Agreement.  Persons authorized to make payments under the Plan must provide written reports at least quarterly to the Board for their review.

For the fiscal year ended October 31, 2010, the Rule 12b-1 payments for The Global Real Estate Securities Portfolio Class P Shares was $18.  Such amount has been paid out as of October 31, 2010.

Purchases of Delaware REIT Fund
As of May 31, 2007, no new or subsequent investments, including investments through automatic investment plans and by qualified retirement plans (such as 401(k), 403(b), or 457 plans), are allowed in Delaware REIT Fund Class B shares, except through a reinvestment of dividends or capital gains or permitted exchanges.  Existing shareholders of Class B shares may continue to hold their Class B shares, reinvest dividends into Class B shares, and exchange their Class B shares of one Delaware Investments® Fund for Class B shares of another Delaware Investments® Fund, as permitted by existing exchange privileges.

For Class B shares outstanding as of May 31, 2007 and Class B shares acquired upon reinvestment of dividends or capital gains, all Class B share attributes, including the CDSC schedules, conversion to Class A schedule, and distribution and service (12b-1) fees, will continue in their current form.  You will be notified via Supplement if there are any changes to these attributes, sales charges, or fees.

The minimum initial investment generally is $1,000 for Delaware REIT Fund Class A and Class C Shares of The Real Estate Investment Trust Portfolio.  Subsequent purchases of such Class A and Class C Shares generally must be at least $100.  The initial and subsequent investment minimums for Class A Shares will be waived for purchases by officers, directors, Trustees and employees of any Delaware Investments® Fund, the Manager, or any of the Manager’s affiliates if the purchases are made pursuant to a payroll deduction program.  Shares purchased pursuant to the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act and shares purchased in connection with an automatic investing plan are subject to a minimum initial purchase of $250 and a minimum subsequent purchase of $25.  There are no minimum purchase requirements for Class R and Institutional Class Shares, but certain eligibility requirements must be satisfied.

For Class C Shares of the Portfolio, each purchase must be in an amount that is less than $1 million.  See “Investment Plans” below for purchase limitations applicable to retirement plans.  The Trust will reject any purchase order for more than $1 million or more of Class C Shares.  An investor should keep in mind that reduced front-end sales charges apply to investments of $50,000 or more in Class A Shares, and that Class A Shares are subject to lower annual Rule 12b-1 Plan expenses than Class C Shares, and generally are not subject to a CDSC.

The Delaware REIT Fund also reserves the right, upon 60 days’ written notice, to involuntarily redeem accounts that remain under the minimum initial purchase amount as a result of redemptions.  An investor making the minimum initial investment may be subject to involuntary redemption without the imposition of a CDSC or Limited CDSC if he or she redeems any portion of his or her account.

FINRA has adopted amendments to its rules relating to investment company sales charges.  The Trust and the Distributor intend to operate in compliance with these rules.

Accounts of certain omnibus accounts and managed or asset allocation programs may be opened below the minimum stated account balance and may maintain balances that are below the minimum stated account balance without incurring a service fee or being subject to involuntary redemption.

The Delaware REIT Fund’s Class A Shares, Class B Shares, Class C Shares, Class R Shares, and Institutional Class Shares represent a proportionate interest in The Real Estate Investment Trust Portfolio’s assets and will receive a proportionate interest in that Portfolio’s income, before application, as to Class A, Class B, Class C, and Class R Shares, of any expenses under that Portfolio’s Rule 12b-1 Plans.

Alternative Purchase Arrangements:  The alternative purchase arrangements of the Delaware REIT Fund Class A Shares, Class B Shares, and Class C Shares permit investors to choose the method of purchasing shares that is most suitable for their needs given the amount of their purchase, the length of time they expect to hold their shares, and other relevant circumstances.  Please note that as of May 31, 2007, the Delaware REIT Fund ceased to permit new or subsequent investments, including investment through automatic investment plans and by qualified retirement plans (such as 401(k), 403(b), or 457 plans), in Class B Shares of the Fund, except through a reinvestment of dividends or capital gains or permitted exchanges.  Investors should determine whether, given their particular circumstances, it is more advantageous to purchase Class A Shares and incur a front-end sales charge and annual Rule 12b-1 Plan expenses of up to a maximum of 0.30% of the average daily net assets of Class A Shares, or to purchase Class C Shares and have the entire initial purchase amount invested in the Portfolio with the investment thereafter subject to a CDSC and annual Rule 12b-1 Plan expenses.  Class B Shares are subject to a CDSC if the shares are redeemed within six years of purchase, and Class C Shares are subject to a CDSC if the shares are redeemed within 12 months of purchase.  Class B and Class C Shares are each subject to annual Rule 12b-1 Plan expenses of up to a maximum of 1.00% (0.25% of which are service fees to be paid to the Distributor, dealers or others for providing personal service and/or maintaining shareholder accounts) of average daily net assets of the respective Class.  Class B Shares will automatically convert to Class A Shares at the end of approximately eight years after purchase and, thereafter, be subject to Class A Shares’ annual Rule 12b-1 Plan expenses.  Unlike Class B Shares, Class C Shares do not convert to another Class.

The higher Rule 12b-1 Plan expenses on Class B Shares and Class C Shares will be offset to the extent a return is realized on the additional money initially invested upon the purchase of such shares.  However, there can be no assurance as to the return, if any, that will be realized on such additional money.  In addition, the effect of any return earned on such additional money will diminish over time.

Class R Shares have no front-end sales charge and are not subject to a CDSC, but incur annual Rule 12b-1 expenses of up to a maximum of 0.60%.  Class A Shares generally are not available for purchase by anyone qualified to purchase Class R Shares.

In comparing Class C Shares to Class R Shares, investors should consider the higher Rule 12b-1 Plan expenses on Class C Shares.  Investors also should consider the fact that Class R Shares do not have a front-end sales charge and, unlike Class C Shares, are not subject to a CDSC.

For the distribution and related services provided to, and the expenses borne on behalf of, the Delaware REIT Fund Classes, the Distributor and others will be paid, in the case of Class A Shares, from the proceeds of the front-end sales charge and Rule 12b-1 Plan fees, in the case of Class B Shares and Class C Shares, from the proceeds of the 12b-1 Plan fees and, if applicable, the CDSC incurred upon redemption, and in the case of Class R Shares, from the proceeds of the Rule 12b-1 Plan fees.  Financial advisors may receive different compensation for selling Class A Shares, Class B Shares, Class C Shares and Class R Shares.  Investors should understand that the purpose and function of the respective Rule 12b-1 Plans (including for Class R Shares) and the CDSCs applicable to Class B Shares and Class C Shares are the same as those of the Rule 12b-1 Plan and the front-end sales charge applicable to Class A Shares, in that such fees and charges are used to finance the distribution of the respective Classes.  See “Plans Under Rule 12b-1.”

Dividends, if any, paid on the Delaware REIT Fund Classes will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except that the additional amount of Rule 12b-1 Plan expenses relating to the Delaware REIT Fund Classes will be borne exclusively by such shares.  See “Determining Offering Price and Net Asset Value.”

Class A Shares:  Purchases of $50,000 or more of Delaware REIT Fund Class A Shares at the offering price carry reduced front-end sales charges as shown in the table in the Delaware REIT Fund Classes Prospectus, and may include a series of purchases over a 13-month period under a letter of intent signed by the purchaser.  See “Special Purchase Features – Class A Shares” below for more information on ways in which investors can avail themselves of reduced front-end sales charges and other purchase features.

From time to time, upon written notice to all of its dealers, the Distributor may hold special promotions for specified periods during which the Distributor may re-allow to dealers up to the full amount of the front-end sales charge.  The Distributor should be contacted for further information on these requirements, as well as the basis and circumstances upon which the additional commission will be paid.  Participating dealers may be deemed to have additional responsibilities under the securities laws.  Dealers who receive 90% or more of the sales charge may be deemed to be underwriters under the 1933 Act.

Class A Broker Exchanges: Class A shares purchased by accounts participating in certain programs sponsored by and/or controlled by financial intermediaries (“Programs”) may be exchanged by the financial intermediary on behalf of the shareholder for Institutional Class shares of the Fund under certain circumstances, including such Program’s eligibility to purchase Institutional Class shares of the Fund.  Such exchange will be on the basis of the net asset values per share, without the imposition of any sales load, fee or other charge.

If a shareholder of Institutional Class shares has ceased his or her participation in the Program, the financial intermediary may exchange all such Institutional Class shares for Class A shares of the Fund.  Such exchange will be on the basis of the relative net asset values of the shares, without imposition of any sales load, fee or other charge.  Holders of Class A shares that were sold without a front-end sales load but for which the Distributor has paid a commission to a financial intermediary are generally not eligible for this exchange privilege until two years after the purchase of such Class A shares.

Exchange of Class A shares for Institutional Class shares of the same Fund, or the exchange of Institutional Class shares for Class A shares of the same Fund, under these particular circumstances, will be tax-free for federal income tax purposes.  You should also consult with your tax advisor regarding the state and local tax consequences of such an exchange of Fund shares.

This exchange privilege is subject to termination and may be amended from time to time.

Class C Broker Exchanges. Class C shares purchased by accounts participating in Programs may be exchanged by the financial intermediary on behalf of the shareholder for Institutional Class shares of the Fund under certain circumstances, including such Program’s eligibility to purchase Institutional Class shares of the Fund.  Such exchange will be on the basis of the net asset values per share, without the imposition of any sales load, fee or other charge.

If a shareholder of Institutional Class shares has ceased his or her participation in the Program, the financial intermediary may exchange all such Institutional Class shares for Class C shares of the Fund.  Such exchange will be on the basis of the relative net asset values of the shares, without imposition of any sales load, fee or other charge.

Holders of Class C shares that are subject to a CDSC are generally not eligible for this exchange privilege until the applicable CDSC period has expired.  The applicable CDSC period is generally one year after the purchase of such Class C shares.

Exchanges of Class C shares for Institutional Class shares of the same Fund, or the exchange of Institutional Class shares for Class C shares of the same Fund, under these particular circumstances, will be tax-free for federal income tax purposes.  You should also consult with your tax advisor regarding the state and local tax consequences of such an exchange of Fund shares.

This exchange privilege is subject to termination and may be amended from time to time.

Dealer’s Commission:  As described in the Delaware REIT Fund Classes’ Prospectus, for initial purchases of Class A Shares of $1 million or more, a dealer’s commission may be paid by the Distributor to financial advisors through whom such purchases are effected.

For accounts with assets over $1 million, the dealer commission resets annually to the highest incremental commission rate on the anniversary of the first purchase.  In determining a financial advisor’s eligibility for the dealer’s commission, purchases of Class A Shares of other Delaware Investments® Funds to which a Limited CDSC applies (see “Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares purchased at Net Asset Value” under “Redemption and Exchange” below) may be aggregated with those of the Delaware REIT Fund Class A Shares.  Financial advisors also may be eligible for a dealer’s commission in connection with certain purchases made under a letter of intent or pursuant to an investor’s right of accumulation.  Financial advisors should contact the Distributor concerning the applicability and calculation of the dealer’s commission in the case of combined purchases.

An exchange from other Delaware Investments® Funds will not qualify for payment of the dealer’s commission, unless a dealer’s commission or similar payment has not been previously paid on the assets being exchanged.  The schedule and program for payment of the dealer’s commission are subject to change or termination at any time by the Distributor at its discretion.

Contingent Deferred Sales Charge - Class B Shares and Class C Shares: Class B Shares would have been, and Class C Shares are, purchased without a front-end sales charge.  Class B Shares redeemed within six-years of purchase may be subject to a CDSC at the rates set forth above, and Class C Shares redeemed within twelve-months of purchase may be subject to a CDSC of 1.00%.  CDSCs are charged as a percentage of the dollar amount subject to the CDSC.  The charge will be assessed on an amount equal to the lesser of the NAV of such shares at the time of purchase or the NAV of such shares at the time of redemption.  No CDSC will be imposed on increases in NAV above the initial purchase price, nor will a CDSC be assessed on redemptions of shares acquired through reinvestment of dividends or capital gains distributions.  For purposes of this formula, the “NAV at the time of purchase” will be the NAV at purchase of Class B Shares or Class C Shares of the Delaware REIT Fund, even if those shares are later exchanged for shares of another Delaware Investments® Fund.  In the event of an exchange of the shares, the “NAV of such shares at the time of redemption” will be the NAV of the shares that were acquired in the exchange.  The Delaware REIT Fund Classes’ Prospectus includes information on the instances in which the CDSC is waived.

During the seventh year after purchase and thereafter, until converted automatically into Class A Shares, Class B Shares will still be subject to the annual Rule 12b-1 Plan expenses of up to 1.00% of average daily net assets of those shares.  At the end of eight years after purchase, the investor’s Class B Shares will be automatically converted into Class A Shares of the Portfolio.  See “Automatic Conversion of Class B Shares” below.  Such conversion will constitute a tax-free exchange for federal income tax purposes.  Investors are reminded that the Class A Shares into which Class B Shares will convert are subject to ongoing annual Rule 12b-1 Plan expenses of up to a maximum of 0.30% of average daily net assets of such shares.

In determining whether a CDSC applies to a redemption of Class B Shares, it will be assumed that shares held for more than six years are redeemed first, followed by shares acquired through the reinvestment of dividends or distributions, and finally by shares held longest during the six-year period.  With respect to Class C Shares, it will be assumed that shares held for more than 12 months are redeemed first, followed by shares acquired through the reinvestment of dividends or distributions, and finally by shares held for 12 months or less.

Deferred Sales Charge Alternative - Class B Shares:  Class B Shares would have been purchased at NAV without a front-end sales charge, and, as a result, the full amount of an investor’s purchase payment was invested in Portfolio shares.  The Distributor previously had compensated dealers or brokers for selling Class B Shares at the time of purchase from its own assets in an amount equal to no more than 5.00% of the dollar amount purchased.  As discussed below, however, Class B Shares are subject to annual Rule 12b-1 Plan expenses and, if redeemed within six years of purchase, a CDSC.

Proceeds from the CDSC and the annual Rule 12b-1 Plan fees are paid to the Distributor and others for providing distribution and related services, and bearing related expenses, in connection with the sale of Class B Shares.  These payments support the compensation paid to dealers or brokers for selling Class B Shares.  Payments to the Distributor and others under the Class B Rule 12b-1 Plan may be in an amount equal to no more than 1.00% annually.  The combination of the CDSC and the proceeds of the Rule 12b-1 Plan fees made it possible for the Portfolio to sell Class B Shares without deducting a front-end sales charge at the time of purchase.

Holders of Class B Shares who exercise the exchange privilege described below will continue to be subject to the CDSC schedule for Class B Shares described in this Part B, even after the exchange.  Such CDSC schedule may be higher than the CDSC schedule for Class B Shares acquired as a result of the exchange.  See “Redemption and Exchange” below.

Automatic Conversion of Class B Shares:  Class B Shares of the Delaware REIT Fund, other than shares acquired through reinvestment of dividends, held for eight years after purchase are eligible for automatic conversion to Class A Shares.  Conversions of Class B Shares to Class A Shares will occur only four times in any calendar year, on the 18th day or next business day of March, June, September and December (each, a “Conversion Date”).  A business day is any day that the New York Stock Exchange is open for business (“Business Day”).  If the eighth anniversary after a purchase of Class B Shares falls on a Conversion Date, an investor’s Class B Shares will be converted on that date.  If the eighth anniversary occurs between Conversion Dates, an investor’s Class B Shares will be converted on the next Conversion Date after such anniversary.  Consequently, if a shareholder’s eighth anniversary falls on the day after a Conversion Date, that shareholder will have to hold Class B Shares for as long as three additional months after the eighth anniversary of purchase before the shares will automatically convert to Class A Shares.

Class B Shares of the Delaware REIT Fund acquired through a reinvestment of dividends will convert to Class A Shares of the Delaware REIT Fund pro-rata with Class B Shares not acquired through dividend reinvestment.

All such automatic conversions of Class B Shares will constitute tax-free exchanges for federal income tax purposes.

Level Sales Charge Alternative: Class C Shares of the Delaware REIT Fund may be purchased at NAV without a front-end sales charge, and, as a result, the full amount of the investor’s purchase payment will be invested in Fund shares.  The Distributor currently compensates dealers or brokers for selling Class C Shares at the time of purchase from its own assets in an amount equal to no more than 1.00% of the dollar amount purchased.  As discussed below, Class C Shares are subject to annual Rule 12b-1 Plan expenses and, if redeemed within 12 months of purchase, a CDSC.

Proceeds from the CDSC and the annual Rule 12b-1 Plan fees are paid to the Distributor and others for providing distribution and related services, and bearing related expenses, in connection with the sale of Class C Shares.  These payments support the compensation paid to dealers or brokers for selling Class C Shares.  Payments to the Distributor and others under the Class C Rule 12b-1 Plan may be in an amount equal to no more than 1.00% annually.

Holders of Class C Shares who exercise the exchange privilege described below will continue to be subject to the CDSC schedule for Class C Shares.  See “Redemption and Exchange” below.

Plans under Rule 12b-1 for the Fund Classes:  Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a separate plan for each of the Class A Shares, the Class B Shares, the Class C Shares, and the Class R Shares of Delaware REIT Fund (the “Plans”).  Each Plan permits the relevant Portfolio to pay for certain distribution, promotional and related expenses involved in the marketing of only the Class to which the Plan applies.  The Plans do not apply to the Institutional Class.  Such shares are not included in calculating the Plans’ fees and the Plans are not used to assist in the distribution and marketing of the Institutional Class Shares.  Shareholders of the Institutional Class Shares may not vote on matters affecting the Plans.

The Plans permit each of the Delaware REIT Fund Classes, pursuant to its Distribution Agreement, to pay out of the assets of the applicable class monthly fees to the Distributor for its services and expenses in distributing and promoting sales of shares of such class.  These expenses include, among other things, preparing and distributing advertisements, sales literature, prospectuses and reports used for sales purposes, compensating sales and marketing personnel; and paying distribution and maintenance fees to brokers, dealers, and others.  In connection with the promotion of shares of the Delaware REIT Fund Classes, the Distributor may, from time to time, pay to participate in dealer-sponsored seminars and conferences, and reimburse dealers for expenses incurred in connection with pre-approved seminars, conferences, and advertising.  The Distributor may pay or allow additional promotional incentives to dealers as part of pre-approved sales contests and/or to dealers who provide extra training and information concerning a Class and increase sales of the Class.

In addition, the Portfolio may make payments from the Rule 12b-1 Plan fees of its respective Fund Classes directly to others, such as banks, who aid in the distribution of Class shares or provide services in respect of a Class, pursuant to service agreements with the Trust.  The Plan expenses relating to Class B Shares, Class C Shares and Class R Shares are also used to pay the Distributor for advancing out of the Distributor’s own assets the commission costs to dealers with respect to the initial sale of such shares.

While payments pursuant to the Plans may not exceed the foregoing amounts with respect to the Delaware REIT Fund Classes, the Plans do not limit fees to amounts actually expended by the Distributor.  It is therefore possible that the Distributor may realize a profit in any particular year.  However, the Distributor currently expects that its distribution expenses will likely equal or exceed payments to it under the Plans.  The Distributor may, however, incur such additional expenses and make additional payments to dealers from its own resources to promote the distribution of shares of the Delaware REIT Fund Classes.  The monthly fees paid to the Distributor under the Plans are subject to the review and approval of the Trust’s Independent Trustees, who may reduce the fees or terminate the Plans at any time.

The maximum aggregate fee payable by the Delaware REIT Fund of The Real Estate Investment Trust Portfolio under the Plans, and the related Distribution Agreements, is on an annual basis up to 0.30% of Class A Shares’ average daily net assets for the year of Class A Shares, up to 1.00% (0.25% of which are service fees to be paid to the Distributor, dealers and others for providing personal service and/or maintaining shareholder accounts) of each of Class B Shares’ and Class C Shares’ average daily net assets for the year and up to 0.60% of Class R Shares’ average daily net assets for the year.  The Trust’s Board of Trustees may reduce the amounts payable under each Plan at any time.  Pursuant to Board action, the maximum aggregate fee currently payable by Class A Shares is 0.25%.

All of the distribution and service expenses incurred by the Distributor and others, such as broker/dealers, in excess of the amount paid on behalf of Class A Shares, Class B Shares, Class C Shares, and Class R Shares would be borne by such persons without any reimbursement from such Classes.  Consistent with the requirements of Rule 12b-1(h) under the 1940 Act, and subject to seeking best price and execution, the Classes may, from time to time, buy or sell portfolio securities from or to, firms that receive payments under the Plans.

From time to time, the Distributor may pay additional amounts from its own resources to dealers for aid in distribution or for aid in providing administrative services to shareholders.

The Plans and the Distribution Agreements, as amended, have all been approved by the Board of the Trust, including a majority of the Independent Trustees who have no direct or indirect financial interest in the Plans and the Distribution Agreements, by a vote cast in person at a meeting duly called for the purpose of voting on the Plans and such Agreements.  Continuation of the Plans and the Distribution Agreements, as amended, must be approved annually by the Board in the same manner, as specified below.

Each year, the Board must determine whether continuation of the Plans is in the best interest of shareholders of the Delaware REIT Fund Classes and that there is a reasonable likelihood of each Plan providing a benefit to its respective Class.  The Plans and the Distribution Agreement, as amended, may be terminated at any time without penalty by a majority of the Independent Trustees who have no direct or indirect financial interest in the Plans or the Distribution Agreements, or by a majority vote of the outstanding voting securities of the relevant Class.  Any amendment materially increasing the maximum percentage payable under the Plans must likewise be approved by a majority vote of the outstanding voting securities of the relevant Class, as well as by a majority vote of the Independent Trustees who have no direct or indirect financial interest in the Plans or Distribution Agreements.  With respect to the Class A Plan, any material increase in the maximum percentage payable thereunder must also be approved by a majority of the outstanding voting securities of the Class B Shares.  Also, any other material amendment to the Plans must be approved by a majority vote of the Trustees including a majority of the Independent Trustees who have no direct or indirect financial interest in the Plans or Distribution Agreements.  In addition, in order for the Plans to remain effective, the selection and nomination of Independent Trustees must be effected by the Trustees who are Independent Trustees and who have no direct or indirect financial interest in the Plans or Distribution Agreements.  Persons authorized to make payments under the Plans must provide written reports at least quarterly to the Board for their review.

For the fiscal year ended October 31, 2010, the Rule 12b-1 payments for Delaware REIT Fund Class A Shares, Class B Shares, Class C Shares, and Class R Shares were: $185,741, $101,226, $179,448, and $23,104, respectively.  Such amounts were used for the following purposes:

Delaware REIT Fund	Class A	Class B	Class C	Class R
Advertising	$647	---	$154	---
Annual/Semi-Annual Reports	$330	---	$196	$164
Broker Sales Charges	---	$98,304	$9,035	---
Broker Trails1	$142,409	---	$157,693	$10,613
Salary and Commission to Wholesalers	$10,234	---	$2,203	$5,075
Interest on Broker Sales Charges	---	$2,804	$148	---
Promotional-Other	$31,238	---	$287	$2
Prospectus Printing (to other than current shareholders)	$883	$108	$314	$168
Wholesaler Expenses	---	$10	$9,418	$7,082
Total	$185,741	$101,226	$179,448	$23,104

1
The broker trail amounts listed in this row are principally based on payments made to broker dealers monthly.  However, certain brokers receive trail payments quarterly.  The quarterly payments are based on estimates, and the estimates may be reflected in the amounts in this row.

Other Payments to Dealers – Delaware REIT Fund Classes:  The Distributor, LFD, and their affiliates may pay compensation at their own expense and not as an expense of the Portfolios, to Financial Intermediaries in connection with the sale or retention of Portfolio shares and/or shareholder servicing.  For example, the Distributor may pay additional compensation to Financial Intermediaries for various purposes, including, but not limited to, promoting the sale of Portfolio shares, maintaining share balances and/or for sub-accounting, administrative or shareholder processing services, marketing, educational support, and ticket charges.  Such payments are in addition to any distribution fees, service fees, and/or transfer agency fees that may be payable by the Portfolios.  The additional payments may be based on factors, including level of sales (based on gross or net sales or some specified minimum sales or some other similar criteria related to sales of the Fund and/or some or all other Delaware Investments® Funds), amount of assets invested by the Financial Intermediary’s customers (which could include current or aged assets of the Fund and/or some or all other Delaware Investments® Funds), the Portfolios’ advisory fees, some other agreed upon amount, or other measures as determined from time to time by the Distributor.

A significant purpose of these payments is to increase sales of the Portfolio’s shares.  The Manager or its affiliates may benefit from the Distributor’s or LFD’s payment of compensation to Financial Intermediaries through increased fees resulting from additional assets acquired through the sale of Portfolio shares through Financial Intermediaries.

Buying Class A shares at Net Asset Value:  As disclosed in the prospectus for the Delaware REIT Fund’s Class A, ClassB, Class, and Class R shares, participants of certain group retirement plans and members of their households may make purchases of Class A shares at NAV.  The requirements are as follows: (i) the purchases must be made in a Delaware Investments Individual Retirement Account (“Foundation IRA®”) established by a participant from a group retirement plan or a member of their household distributed by an affiliate of the Manager; and (ii) purchases in a Foundation IRA® require a minimum initial investment of $5,000 per Fund.  The Fund reserves the right to modify or terminate these arrangements at any time.

Allied Plans:  Class A Shares of the Delaware REIT Fund are available for purchase by participants in certain 401(k) Defined Contribution Plans (“Allied Plans”) that are made available under a joint venture agreement between the Distributor and another institution through which mutual funds are marketed, and which allow investments in Class A Shares of designated Delaware Investments® Funds (“eligible Delaware Investments® Fund shares”), as well as shares of designated classes of non-Delaware Investments® Funds (“eligible non-Delaware Investments® Fund shares”).  Class C Shares are not eligible for purchase by Allied Plans.

With respect to purchases made in connection with an Allied Plan, the value of eligible Delaware Investments® and eligible non-Delaware Investments® Fund shares held by the Allied Plan may be combined with the dollar amount of new purchases by that Allied Plan to obtain a reduced front-end sales charge on additional purchases of eligible Delaware Investments® Fund shares.  See “Combined Purchases Privilege” below.

Participants in Allied Plans may exchange all or part of their eligible Delaware Investments® Fund shares for other eligible Delaware Investments® Fund shares or for eligible non-Delaware Investments® Fund shares at NAV without payment of a front-end sales charge.  However, exchanges of eligible fund shares, both Delaware Investments® Funds and non-Delaware Investments®, which were not subject to a front end sales charge, will be subject to the applicable sales charge if exchanged for eligible Delaware Investments® Fund shares to which a sales charge applies.  No sales charge will apply if the eligible fund shares were previously acquired through the exchange of eligible shares on which a sales charge was already paid or through the reinvestment of dividends.  See “Investing by Exchange” under “Investment Plans” below.

A dealer’s commission may be payable on purchases of eligible Delaware Investments® Fund shares under an Allied Plan.  In determining a financial advisor’s eligibility for a dealer’s commission on NAV purchases of eligible Delaware Investments® Fund shares in connection with Allied Plans, all participant holdings in the Allied Plan will be aggregated.  See “Class A Shares” above.

The Limited CDSC is applicable to redemptions of NAV purchases from an Allied Plan on which a dealer’s commission has been paid.  Waivers of the Limited CDSC, as described in the Delaware REIT Fund Classes’ Prospectus, apply to redemptions by participants in Allied Plans except in the case of exchanges between eligible Delaware Investments® and non-Delaware Investments® Fund shares.  When eligible Delaware Investments® Fund shares are exchanged into eligible non-Delaware Investments® Fund shares, the Limited CDSC will be imposed at the time of the exchange, unless the joint venture agreement specifies that the amount of the Limited CDSC will be paid by the financial advisor or selling dealer.  See “Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value” under “Redemption and Exchange” below.

Letter of Intent: The reduced front-end sales charges described above with respect to Class A Shares of the Delaware REIT Fund are also applicable to the aggregate amount of purchases made by any such purchaser previously enumerated within a 13-month period pursuant to a written letter of intent provided by the Distributor and signed by the purchaser, and not legally binding on the signer or the Trust, which provides for the holding in escrow by the Transfer Agent, of 5% of the total amount of Class A Shares intended to be purchased until such purchase is completed within the 13-month period.  Effective January 1, 2007, the Funds no longer accept retroactive letters of intent.  The 13-month period begins on the date of the earliest purchase.  If the intended investment is not completed, except as noted below, the purchaser will be asked to pay an amount equal to the difference between the front-end sales charge on Class A Shares purchased at the reduced rate and the front-end sales charge otherwise applicable to the total shares purchased.  If such payment is not made within 20 days following the expiration of the 13-month period, the Transfer Agent will surrender an appropriate number of the escrowed shares for redemption in order to realize the difference.  Those purchasers may include the value (at offering price at the level designated in their letter of intent) of all Classes of shares of the Delaware REIT Fund and of other Delaware Investments® Funds previously purchased and still held as of the date of their letter of intent toward the completion of such letter, except as described below.  Those purchasers cannot include shares that did not carry a front-end sales charge, CDSC, or Limited CDSC, unless the purchaser acquired those shares through an exchange from a Delaware Investments® Fund that did carry a front-end sales charge, CDSC, or Limited CDSC.  For purposes of satisfying an investor’s obligation under a letter of intent, Class B Shares and Class C Shares of the Funds and the corresponding classes of shares of other Delaware Investments® Funds which offer such shares may be aggregated with Class A Shares of the Funds and the corresponding class of shares of the other Delaware Investments® Funds.

Employers offering a Delaware Investments® retirement plan may also complete a letter of intent to obtain a reduced front-end sales charge on investments of Class A Shares made by the plan.  The aggregate investment level of the letter of intent will be determined and accepted by the Transfer Agent at the point of plan establishment.  The level and any reduction in front-end sales charge will be based on actual plan participation and the projected investments in Delaware Investments® Funds that are offered with a front-end sales charge, CDSC, or Limited CDSC for a 13-month period.  The Transfer Agent reserves the right to adjust the signed letter of intent based on these acceptance criteria.  The 13-month period will begin on the date this letter of intent is accepted by the Transfer Agent.  If actual investments exceed the anticipated level and equal an amount that would qualify the plan for further discounts, any front-end sales charges will be automatically adjusted.  In the event this letter of intent is not fulfilled within the 13-month period, the plan level will be adjusted (without completing another letter of intent) and the employer will be billed for the difference in front-end sales charges due, based on the plan’s assets under management at that time.  Employers may also include the value (at offering price at the level designated in their letter of intent) of all their shares intended for purchase that are offered with a front-end sales charge, CDSC, or Limited CDSC of any class.  Class B Shares and Class C Shares of the Portfolio and other Delaware Investments® Funds which offer corresponding classes of shares may also be aggregated for this purpose.

Combined Purchases Privilege:  When you determine the availability of the reduced front-end sales charges on Class A Shares of the Delaware REIT Fund, you can include, subject to the exceptions described below, the total amount of any Class of shares you own of the Delaware REIT Fund and all other Delaware Investments® Funds.  However, you cannot include mutual fund shares that do not carry a front-end sales charge, CDSC, or Limited CDSC, unless you acquired those shares through an exchange from a Delaware Investments® Fund that did carry a front-end sales charge, CDSC, or Limited CDSC.

The privilege also extends to all purchases made at one time by an individual; or an individual, his or her spouse and their children under 21; or a trustee or other fiduciary of trust estates or fiduciary accounts for the benefit of such family members (including certain employee benefit programs).

Right of Accumulation:  In determining the availability of the reduced front-end sales charges on Class A Shares, you can include, subject to the exceptions described below, the total amount of any Class of shares you own of the Delaware REIT Fund and all other Delaware Investments® Funds.  However, you cannot include mutual fund shares that do not carry a front-end sales charge, CDSC, or Limited CDSC, unless you acquire those shares through an exchange from a Delaware Investments® Fund that did carry a front-end sales charge, CDSC, or Limited CDSC.  If, for example, any such purchaser has previously purchased and still holds Class A Shares of a Fund and/or shares of any other of the classes described in the previous sentence with a value of $40,000, and subsequently purchases $10,000 at offering price of additional shares of Class A Shares of the Fund, the charge applicable to the $10,000 purchase would currently be 4.75%.  For the purpose of this calculation, the shares presently held shall be valued at the public offering price that would have been in effect had the shares been purchased simultaneously with the current purchase.  Investors should refer to the table of sales charges for Class A Shares in the Delaware REIT Fund Classes’ Prospectus to determine the applicability of the right of accumulation to their particular circumstances.

12-Month Reinvestment Privilege:  Holders of Class A Shares of the Delaware REIT Fund (and of the Institutional Class holding shares that were acquired through an exchange from one of the other Delaware Investments® Funds offered with a front-end sales charge) who redeem such shares have one year from the date of redemption to reinvest all or part of their redemption proceeds in the same Class of the Delaware REIT Fund or in the same Class of any of the other Delaware Investments® Funds.  In the case of Class A Shares, the reinvestment will not be assessed a front-end sales charge.  The reinvestment will be subject to applicable eligibility and minimum purchase requirements and must be in states where shares of such other funds may be sold.  This reinvestment privilege does not extend to Class A Shares where the redemption of the shares triggered the payment of a Limited CDSC.  Persons investing redemption proceeds from direct investments in the Delaware Investments® Funds, offered without a front-end sales charge will be required to pay the applicable sales charge when purchasing Class A Shares.  The reinvestment privilege does not extend to a redemption of Class B or Class C Shares.

Any such reinvestment cannot exceed the redemption proceeds (plus any amount necessary to purchase a full share).  The reinvestment will be made at the NAV next determined after receipt of remittance.

Any reinvestment directed to a Delaware Investments® Fund in which the investor does not then have an account will be treated like all other initial purchases of such Fund’s shares.  Consequently, an investor should obtain and read carefully the prospectus for the Delaware Investments® Fund in which the investment is intended to be made before investing or sending money.  The prospectus contains more complete information about the Delaware Investments® Fund, including charges and expenses.

Investors should consult their financial advisors or the Transfer Agent, which also serves as the Delaware REIT Fund’s shareholder servicing agent, about the applicability of the Class A Limited CDSC in connection with the features described above.

Group Investment Plans:  Group Investment Plans that are not eligible to purchase shares of the Institutional Class may also benefit from the reduced front-end sales charges for investments in Class A Shares set forth in the Delaware REIT Fund Classes’ Prospectus, based on total plan assets.  If a company has more than one plan investing in the Delaware Investments® Funds, then the total amount invested in all plans would be used in determining the applicable front-end sales charge reduction upon each purchase, both initial and subsequent, upon notification to the Delaware REIT Fund in which the investment is being made at the time of each such purchase.  Employees participating in such Group Investment Plans may also combine the investments made in their plan account when determining the applicable front-end sales charge on purchases to non-retirement Delaware Investments® investment accounts if they so notify the Delaware REIT Fund in which they are investing in connection with each purchase.  See “Retirement Plans for the Fund Classes” under “Investment Plans” below for information about retirement plans.

The Limited CDSC is generally applicable to any redemptions of NAV purchases made on behalf of a group retirement plan on which a dealer’s commission has been paid only if such redemption is made pursuant to a withdrawal of the entire plan from a Delaware Investments® Fund.  See “Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value” under “Redemption and Exchange.”  Notwithstanding the foregoing, the Limited CDSC for Class A Shares on which a dealer’s commission has been paid will be waived in connection with redemptions by certain group defined contribution retirement plans that purchase shares through a retirement plan alliance program which requires that shares will be available at NAV, provided that, RFS either was the sponsor of the alliance program or had a product participation agreement with the sponsor of the alliance program that specifies that the Limited CDSC will be waived.

INVESTMENT PLANS

The following investment plans apply only to the Delaware REIT Fund Classes.

Reinvestment Plan
Unless otherwise designated by shareholders in writing, dividends from net investment income and distributions from realized securities profits, if any, will be automatically reinvested in additional shares of the respective Class A, B, or C Shares in which an investor has an account (based on the NAV in effect on the reinvestment date) and will be credited to the shareholder’s account on that date.  All dividends and distributions on Institutional Class Shares are reinvested in the accounts of the holders of such shares (based on the NAV in effect on the reinvestment date).  A confirmation of each dividend payment from net investment income and of distributions from realized securities profits, if any, will be mailed to shareholders in the first quarter of the next fiscal year.

Reinvestment of Dividends in Other Delaware Investments® Funds
Subject to applicable eligibility and minimum initial purchase requirements and the limitations set forth below, holders of the Delaware REIT Fund Classes may automatically reinvest dividends and/or distributions in any of the other Delaware Investments® Funds, including the Delaware REIT Fund, in states where their shares may be sold.  Such investments will be at NAV at the close of business on the reinvestment date without any front-end sales charge or service fee.  The shareholder must notify the Transfer Agent in writing and must have established an account in the fund into which the dividends and/or distributions are to be invested.  Any reinvestment directed to the Delaware REIT Fund in which the investor does not then have an account will be treated like all other initial purchases of the Portfolio’s shares.  Consequently, an investor should obtain and read carefully the prospectus for the fund in which the investment is intended to be made before investing or sending money.  The prospectus contains more complete information about the fund, including charges and expenses.

Subject to the following limitations, dividends, and/or distributions from other Delaware Investments® Funds may be invested in shares of the Delaware REIT Fund, provided an account has been established.  Dividends from Class A Shares may only be directed to other Class A Shares, dividends from Class B Shares may only be directed to other Class B Shares, dividends from Class C Shares may only be directed to other Class C Shares, and dividends from Class R Shares may only be directed to other Class R Shares.

Capital gains and/or dividend distributions for participants in the following retirement plans are automatically reinvested into the same Delaware Investments® Fund in which their investments are held:  traditional IRA, Roth IRA, SIMPLE IRA, SEP, SARSEP, Coverdell ESA, 401(k), SIMPLE 401(k), Profit Sharing, Money Purchase, 403(b)(7), or 457 Retirement Plans.

Investing by Exchange
If you have an investment in another Delaware Investments® Fund, you may write and authorize an exchange of part or all of your investment into shares of the Delaware REIT Fund.  If you wish to open an account by exchange, call the Shareholder Service Center at 800-523-1918 for more information.  All exchanges are subject to the eligibility and minimum purchase requirements and any additional limitations set forth in the Delaware REIT Fund Classes’ Prospectus.  See “Redemption and Exchange” below for more complete information concerning your exchange privileges.

Investing proceeds from Eligible 529 Plans
The proceeds of a withdrawal from an Eligible 529 Plan which are directly reinvested in a substantially similar class of the Delaware Investments® Funds will qualify for treatment as if such proceeds had been exchanged from another Delaware Investments® Fund rather than transferred from the Eligible 529 Plan, as described under “Redemption and Exchange.”  The treatment of your redemption proceeds from an Eligible 529 Plan described in this paragraph does not apply if you take possession of the proceeds of the withdrawal and subsequently reinvest them (i.e., the transfer is not made directly).  Similar benefits may also be extended to direct transfers from a substantially similar class of the Delaware Investments® Family of Funds into an Eligible 529 Plan.

Investing by Electronic Fund Transfer
Direct Deposit Purchase Plan:  Investors may arrange for the Delaware REIT Fund to accept for investment in Class A Shares, Class C Shares, or Class R Shares, through an agent bank, pre-authorized government, or private recurring payments.  This method of investment assures the timely credit to the shareholder’s account of payments such as social security, veterans’ pension or compensation benefits, federal salaries, railroad retirement benefits, private payroll checks, dividends, and disability or pension fund benefits.  It also eliminates the possibility and inconvenience of lost, stolen, and delayed checks.

Automatic Investing Plan:  Shareholders of Class A Shares and Class C Shares may make automatic investments by authorizing, in advance, monthly or quarterly payments directly from their checking account for deposit into their Portfolio account.  This type of investment will be handled in either of the following ways:  (i) if the shareholder’s bank is a member of the National Automated Clearing House Association (“NACHA”), the amount of the periodic investment will be electronically deducted from his or her checking account by Electronic Fund Transfer (“EFT”) and such checking account will reflect a debit although no check is required to initiate the transaction; or (ii) if the shareholder’s bank is not a member of NACHA, deductions will be made by pre-authorized checks, known as Depository Transfer Checks.  Should the shareholder’s bank become a member of NACHA in the future, his or her investments would be handled electronically through EFT.

This option is not available to participants in the following plans:  SIMPLE IRA, SEP, SARSEP, 401(k), SIMPLE 401(k), Profit Sharing, Money Purchase, 403(b)(7), or 457 Retirement Plans.

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Minimum Initial/Subsequent Investments by Electronic Fund Transfer:  Initial investments under the direct deposit purchase plan and the automatic investing plan must be for $250 or more and subsequent investments under such plans must be for $25 or more.  An investor wishing to take advantage of either service must complete an authorization form.  Either service can be discontinued by the shareholder at any time without penalty by giving written notice.

Payments to the Delaware REIT Fund from the federal government or its agencies on behalf of a shareholder may be credited to the shareholder’s account after such payments should have been terminated by reason of death or otherwise.  Any such payments are subject to reclamation by the federal government or its agencies.  Similarly, under certain circumstances, investments from private sources may be subject to reclamation by the transmitting bank.  In the event of a reclamation, the Delaware REIT Fund may liquidate sufficient shares from a shareholder’s account to reimburse the government or the private source.  In the event there are insufficient shares in the shareholder’s account, the shareholder is expected to reimburse the Delaware REIT Fund.

Direct Deposit Purchases by Mail
Shareholders may authorize a third-party, such as a bank or employer, to make investments directly to their Delaware REIT Fund accounts.  The Delaware REIT Fund will accept these investments, such as bank-by-phone, annuity payments and payroll allotments, by mail directly from the third party.  Investors should contact their employers or financial institutions who in turn should contact the Trust for proper instructions.

On Demand Service
You or your investment dealer may request purchases of Class A and C Shares of the Delaware REIT Fund by phone using the on demand service.  When you authorize the Delaware REIT Fund to accept such requests from you or your investment dealer, funds will be withdrawn from (for share purchases) your pre-designated bank account.  Your request will be processed the same day if you call prior to 4:00 p.m., Eastern time.  There is a $25 minimum and $100,000 maximum limit for on demand service transactions.

It may take up to four Business Days for the transactions to be completed.  You can initiate this service by completing an Account Services form.  If your name and address are not identical to the name and address on your Delaware REIT Fund account, you must have your signature guaranteed.  The Delaware REIT Fund does not charge a fee for this service; however, your bank may charge a fee.

Systematic Exchange Option
Shareholders can use the systematic exchange option to invest in the Class A Shares and C Shares of the Delaware REIT Fund through regular liquidations of shares in their accounts in other Delaware Investments® Funds.  Shareholders of the Class A and C Shares may elect to invest in one or more of the other Delaware Investments® Funds through the systematic exchange option.  If, in connection with the election of the systematic exchange option, you wish to open a new account to receive the automatic investment, such new account must meet the minimum initial purchase requirements described in the prospectus of the fund that you select.  All investments under this option are exchanges and are therefore subject to the same conditions and limitations as other exchanges noted above.

Under this automatic exchange program, shareholders can authorize regular monthly investments (minimum of $100 per fund) to be liquidated from their account and invested automatically into other Delaware Investments® Funds, subject to the conditions and limitations set forth in the Delaware REIT Fund Classes’ Prospectus.  The investment will be made on the 20th day of each month (or, if the fund selected is not open that day, the next Business Day) at the public offering price or NAV, as applicable, of the fund selected on the date of investment.  No investment will be made for any month if the value of the shareholder’s account is less than the amount specified for investment.

Periodic investment through the systematic exchange option does not insure profits or protect against losses in a declining market.  The price of the Delaware Investments® Fund into which investments are made could fluctuate.  Since this program involves continuous investment regardless of such fluctuating value, investors selecting this option should consider their financial ability to continue to participate in the program through periods of low Fund share prices.  This program involves automatic exchanges between two or more Fund accounts and is treated as a purchase of shares of the fund into which investments are made through the program.  Shareholders can terminate their participation in systematic exchange option at any time by giving written notice to the fund from which exchanges are made.

This option is not available to participants in the following plans: SIMPLE IRA, SEP, SARSEP, 401(k), SIMPLE 401(k), Profit Sharing, Money Purchase, 403(b)(7), or 457 Retirement Plans.  This option also is not available to shareholders of the Institutional Class.

Retirement Plans
An investment in the Delaware REIT Fund may be suitable for tax-deferred retirement plans, such as:  traditional IRA, SIMPLE IRA, SEP, SARSEP, 401(k), SIMPLE 401(k), Profit Sharing, Money Purchase, 403(b)(7), or 457 Retirement Plans.  In addition, the Fund may be suitable for use in Roth IRAs and Coverdell Education Savings Accounts (“Coverdell ESAs”).  For further details concerning these plans and accounts, including applications, contact your financial advisor or the Distributor.  To determine whether the benefits of a tax-sheltered retirement plan, Roth IRA, or Coverdell ESA are available and/or appropriate, you should consult with a tax advisor.

The CDSC may be waived on certain redemptions of Class B Shares and Class C Shares.  See the Delaware REIT Fund Classes’ Prospectus for a list of the instances in which the CDSC is waived.

Purchases of Class C Shares must be in an amount that is less than $1,000,000 for such plans.  The maximum purchase limitations apply only to the initial purchase of shares by the retirement plan.

Minimum investment limitations generally applicable to other investors do not apply to retirement plans other than IRAs, for which there is a minimum initial purchase of $250 and a minimum subsequent purchase of $25, regardless of which Class is selected.  Retirement plans may be subject to plan establishment fees, annual maintenance fees, and/or other administrative or trustee fees.  Fees are based upon the number of participants in the plan as well as the services selected.  Additional information about fees is included in retirement plan materials.  Fees are quoted upon request.  Annual maintenance fees may be shared by Delaware Management Trust Company, the Transfer Agent, other affiliates of the Manager, and others that provide services to such Plans.

Certain shareholder investment services available to non-retirement plan shareholders may not be available to retirement plan shareholders.  Certain retirement plans may qualify to purchase shares of the

Institutional Class Shares.  See “Availability of Institutional Class Shares” above.  For additional information on any of the plans and Delaware Investments® retirement services, call the Shareholder Service Center at 800-523-1918.

Taxable distributions from retirement plans may be subject to withholding.

DETERMINING OFFERING PRICE AND NET ASSET VALUE

All Portfolios Except The Delaware REIT Fund of The Real Estate Investment Trust Portfolio
Orders for purchases and redemptions of shares of a Portfolio are effected at the NAV of that Portfolio next calculated after receipt of the order by such Portfolio, its agent or certain other authorized persons.  See “Distributor” under “Investment Manager and Other Service Providers above for more information.”  In addition, with respect to The Emerging Markets Portfolio, there is an applicable purchase reimbursement fee equal to 0.55% of the dollar amount invested.

A Portfolio’s NAV is computed at the close of regular trading on the NYSE, which is normally 4:00 p.m., Eastern time, on days when the NYSE is open for business.  The NYSE is scheduled to be open Monday through Friday throughout the year except days when the following holidays are observed:  New Year’s Day, Martin Luther King, Jr.’s Birthday, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas.  When the NYSE is closed, the Trust will generally be closed, pricing calculations will not be made and purchase and redemption orders will not be processed.

The Delaware REIT Fund of The Real Estate Investment Trust Portfolio and The Global Real Estate Securities Portfolio
Orders for purchases and redemptions of Class A Shares of the Delaware REIT Fund and Original Class and Class P Shares of The Global Real Estate Securities Portfolio are effected at the offering price next calculated by the Fund after receipt of the order by each Fund or Portfolio, its agent or certain other authorized persons.  See “Distributor” under “Investment Manager and Other Service Providers” above.  Orders for purchases of Class B Shares, Class C Shares, Class R Shares and the Institutional Class of the Delaware REIT Fund are effected at the NAV per share next calculated after receipt of the order by the Fund, its agent or certain other authorized persons.  Selling dealers are responsible for transmitting orders promptly.

The offering price for Class A Shares of the Delaware REIT Fund consists of the NAV per share plus any applicable front-end sales charges.  The offering price for Original Class and Class P Shares of The Global Real Estate Securities Portfolio consists of the NAV per share.  Offering price and NAV are computed as of the close of regular trading on the NYSE, which is normally 4:00 p.m., Eastern time, on days when the NYSE is open for business.  The NYSE is scheduled to be open Monday through Friday throughout the year except days when the following holidays are observed:  New Year’s Day, Martin Luther King, Jr.’s Birthday, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas.  The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of emergency or if regular trading on the NYSE is stopped at a time other than 4:00 p.m., Eastern time. When the NYSE is closed, the Trust will generally be closed, pricing calculations will not be made and purchase and redemption orders will not be processed.

Each Class will bear, pro-rata, all of the common expenses of The Real Estate Investment Trust Portfolio or The Global Real Estate Securities Portfolio, respectively.  The NAVs of all outstanding shares of each Class will be computed on a pro-rata basis for each outstanding share based on the proportionate participation in the Portfolio represented by the value of shares of that Class.  All income earned and expenses incurred by the Portfolio will be borne on a pro-rata basis by each outstanding share of a Class, based on each Class’ percentage in the Portfolio represented by the value of shares of such Classes, except that the Class A, Class B, Class C and Class R Shares of The Real Estate Investment Trust Portfolio and Class P Shares of The Global Real Estate Securities Portfolio alone will bear the 12b-1 Plan expenses payable under their respective Plans.  Due to the specific distribution expenses and other costs that would be allocable to each Class, the dividends paid to each Class of The Real Estate Investment Trust Portfolio or The Global Real Estate Securities Portfolio may vary.  However, the NAV per share of each Class is expected to be equivalent.

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The NAV per share of each Portfolio is determined by dividing the total market value of the Portfolio’s investments and other assets, less any liabilities, by the total outstanding shares of the Portfolio.  Securities listed on a U.S. securities exchange for which market quotations are available are valued at the last quoted sale price on the day the valuation is made.  Price information on listed securities is taken from the exchange where the security is primarily traded.  Securities listed on a foreign exchange are generally valued at the last quoted sale price at the close of the exchange on which the security is primarily traded or at the last quoted sales price available before the time when net assets are valued. Unlisted domestic equity securities are valued at the last sale price as of the close of the NYSE.  Domestic equity securities traded over-the-counter and domestic equity securities that are not traded on the valuation date are valued at the mean of the bid and asked price or at a price determined to represent fair value.

U.S. government securities are priced at the mean of the bid and asked price.  Corporate bonds and other fixed income securities are generally valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.  NAV includes interest on fixed income securities, which is accrued daily.  The prices provided by a pricing service are determined without regard to bid or last sale prices but take into account institutional size trading in similar groups of securities and any developments related to the specific securities.  Securities not priced in this manner are valued at the most recent quoted mean price or, when stock exchange valuations are used, at the latest quoted sale price on the day of valuation.  If there is no such reported sale, the latest quoted mean price will be used.

Exchange-traded options are valued at the last reported sales price or, if no sales are reported, at the mean between the last reported bid and asked prices.  Non-exchange traded options are also valued at the mean between the last reported bid and asked prices.  Futures contracts are valued at their daily quoted settlement price.  The value of other assets and securities for which no quotations are readily available (including restricted securities) are determined in good faith at fair value using methods determined by the Board, as applicable.

The securities in which The Large-Cap Value Equity, The Global Real Estate Securities, The International Equity, The Labor Select International Equity, The Emerging Markets, The Global Fixed Income, and The International Fixed Income Portfolios (as well as The Large-Cap Growth Equity, The Focus Smid-Cap Growth Equity, The Real Estate Investment Trust, The Select 20, The Core Focus Fixed Income, The High-Yield Bond, and The Core Plus Fixed Income Portfolios, each of which possesses a limited ability to invest in foreign securities) may invest from time to time may be listed primarily on foreign exchanges that trade on days when the NYSE is closed (such as holidays or Saturday).  As a result, the NAV of those Portfolios may be significantly affected by such trading on days when shareholders have no access to the Portfolios.

For purposes of calculating NAV per share, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the mean between the bid and ask prices of such currencies against the U.S. dollar, as provided by an independent pricing service or any major bank, including Mellon.  Forward foreign currency contracts are valued at the mean price of the contract.  Interpolated values will be derived when the settlement date of the contract is on an interim period for which quotations are not available.  Foreign securities and the prices of foreign securities denominated in foreign currencies are translated into U.S. dollars at the mean between the bid and offer quotations of such currencies based on rates in effect as of the close of the London Stock Exchange.

REDEMPTION AND EXCHANGE

All Portfolios Except Delaware REIT Fund of The Real Estate Investment Trust Portfolio
Each Portfolio may suspend redemption privileges or postpone the date of payment (i) during any period that the NYSE is closed, or trading on the NYSE is restricted as determined by the SEC; (ii) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for a Portfolio to dispose of securities owned by it, or fairly to determine the value of its assets; and (iii) for such other periods as the SEC may permit.

           No charge is made by any Portfolio for any redemptions, except that shareholders that redeem shares of The Emerging Markets Portfolio are generally assessed a redemption reimbursement fee of 0.55%.  Payment for shares redeemed or repurchased may be made either in cash or in-kind, or partly in cash and partly in-kind.  If redemption of shares is made in-kind, the redemption reimbursement fee that is otherwise applicable will not be assessed.  Any portfolio securities paid or distributed in-kind would be valued as described in “Determining Offering Price and Net Asset Value” above.  Subsequent sales by an investor receiving a distribution in-kind could result in the payment of brokerage commissions or other transaction costs.  Payment for shares redeemed ordinarily will be made within three Business Days, but in no case later than seven days, after receipt of a redemption request in good order.  See “Redemption of Shares” in the Trust’s Prospectuses for more information.  Under certain circumstances, eligible investors who have an existing investment counseling relationship with an affiliate of the Manager will not be subject to the Trust’s in-kind redemption requirements until such time as the Trust receives appropriate regulatory approvals to permit such redemptions for the account of such investors.

The Trust has elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which the Trust is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of each Portfolio during any 90-day period for any one shareholder.

The value of a Portfolio’s investments is subject to changing market prices.  Redemption proceeds may be more or less than the shareholder’s cost depending upon the market value of the Portfolio’s securities.  Thus, a shareholder redeeming shares of a Portfolio may, if such shareholder is subject to federal income tax, sustain either a gain or a loss, depending upon the price paid and the price received for such shares.

Each Portfolio also reserves the right to refuse the purchase side of an exchange request by any person, or group if, in the Manager’s judgment, the Portfolio would be unable to invest effectively in accordance with its investment objectives and policies, or would otherwise potentially be adversely affected.  A shareholder’s purchase exchanges may be restricted or refused if a Portfolio receives or anticipates simultaneous orders affecting significant portions of the Portfolio’s assets.  In particular, a pattern of exchanges that coincide with a “market timing” strategy may be disruptive to a Portfolio and therefore may be refused.  For more information about the Portfolios’ policies concerning “market timing,” see “General Information” under “Redemption and Exchange Policies for the Delaware REIT Fund Class A Shares, Class B Shares, Class C Shares, Class R Shares, and Institutional Class Shares of The Real Estate Investment Trust Portfolio” below.

Small Accounts
Effective April 22, 2008, existing beneficial shareholders of the Portfolios (except for existing beneficial shareholders of Delaware REIT Fund) whose shares were formerly held through an omnibus account and who wish to continue as shareholders of the Portfolios, and portfolio managers of the Portfolios seeking to invest in Portfolios they manage, may invest in the Portfolios without meeting the minimum initial investment of $1 million, subject to fee described in the next sentence.    All shareholders (except for shareholders of Delaware REIT Fund) whose investment falls below the $1 million minimum at the time the fee is assessed, for reasons other than market reductions in net asset value, may be subject to an annual fee of $70 to offset additional transfer agency and other costs incurred by the Portfolios in maintaining and servicing these smaller accounts. This annual fee, which is paid by investors to the Portfolios, will be assessed on a per shareholder basis so each shareholder will be assessed only one fee regardless of the number of accounts s/he may have. The Portfolios will assess the fee in October 2008 and it will be deducted automatically from shareholder accounts.

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The Trust has available certain redemption privileges, as described below and in the related Prospectus.  They are unavailable to shareholders of The International Equity Portfolio, The Labor Select International Equity Portfolio, The Emerging Markets Portfolio, The Global Fixed Income Portfolio, and The International Fixed Income Portfolio whose redemptions trigger the special in-kind redemption procedures.  See the related Prospectus.  The Portfolios reserve the right to suspend or terminate these expedited payment procedures at any time in the future.

Expedited Telephone Redemptions
Shareholders wishing to redeem shares for which certificates have not been issued may call the Trust at (800) 231-8002 prior to 4:00 p.m., Eastern time, and have the proceeds mailed to them at the record address.  Checks payable to the shareholder(s) of record will normally be mailed three Business Days, but no later than seven days, after receipt of the redemption request.

In addition, redemption proceeds can be transferred to your pre-designated bank account by wire or by check by calling the Trust, as described above.  The telephone redemption option on the Account Registration Form must have been elected by the shareholder and filed with the Trust before the request is received.  Payment will be made by wire or check to the bank account designated on the authorization form as follows:

Payment By Wire:  Request that Federal Funds be wired to the bank account designated on the Account Registration Form.  Redemption proceeds will normally be wired on the next Business Day following receipt of the redemption request.  There is no charge for this service.  If the proceeds are wired to the shareholder’s account at a bank which is not a member of the Federal Reserve System, there could be a delay in the crediting of the Portfolio to the shareholder’s bank account.

Payment by Check:  Request that a check be mailed to the bank account designated on the Account Registration Form.  Redemption proceeds will normally be mailed three Business Days, but no later than seven days, from the date of the telephone request.  This procedure will take longer than the Payment by Wire option (described above) because of the extra time necessary for the mailing and clearing of the check after the bank receives it.  If expedited payment under these procedures could adversely affect a Portfolio, the Trust may take up to seven days to pay the shareholder.

To reduce the risk of attempted fraudulent use of the telephone redemption procedure, payment will normally be made only to the bank account designated on the Account Registration Form.  If a shareholder wishes to change the bank account designated for such redemption, a written request in accordance with the instructions set forth in the Prospectus will be required.

Exchange Privilege
Shares of each Portfolio may be exchanged for shares of any other Portfolio or for the institutional classes of the other Delaware Investments® Funds.  Exchange requests should be sent to:  Delaware Pooled® Trust, P.O. Box 219691, Kansas City, MO 64121-9691, Attn: Client Services.

Any such exchange will be calculated on the basis of the respective NAVs of the shares involved and will be subject to the minimum investment requirements noted above.  There is no sales commission or charge of any kind, except for the special purchase and redemption reimbursement fees for exchanges involving shares of The Emerging Markets Portfolio.  See “Exchange Privilege” under “Shareholder Services” in the related Prospectus.  The shares of a Portfolio into which an exchange is made, if necessary, must be authorized for sale in the state in which the investor is domiciled.  Before making an exchange, a shareholder should consider the investment objectives of the Portfolio to be purchased.

Exchange requests may be made either by mail, facsimile message, or telephone.  Telephone exchanges will be accepted only if the certificates for the shares to be exchanged are held by the Trust for the account of the shareholder and the registration of the two accounts will be identical.  Requests for exchanges received prior to 4:00 p.m., Eastern time, for the Portfolios will be processed as of the close of business on the same day.  Requests received after this time will be processed on the next Business Day.  Exchanges may also be subject to limitations as to amounts or frequency, and to other restrictions established by the Board of Trustees, as applicable, to assure that such exchanges do not disadvantage a Portfolio and its shareholders.  Exchanges into and out of The International Equity Portfolio, The Labor Select International Equity Portfolio, The Emerging Markets Portfolio, The Global Fixed Income Portfolio, and The International Fixed Income Portfolio shall be subject to the special purchase and redemption procedures identified in sections of the related Prospectus under “Purchase of Shares” and “Redemption of Shares.”

For federal income tax purposes, an exchange between Portfolios is a taxable event for shareholders subject to federal income tax, and, accordingly, a gain or loss may be realized.  The Trust reserves the right to suspend or terminate or amend the terms of the exchange privilege upon 60 days’ written notice to client shareholders.

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Neither the Trust, the Portfolios, nor any of the Portfolios’ affiliates is responsible for any losses incurred in acting upon investor or telephone instructions for purchase, redemption, or exchange of Portfolio shares which are reasonably believed to be genuine.  With respect to such transactions, the Trust will attempt to ensure that reasonable procedures are used to confirm that instructions communicated are genuine (including verification of a form of personal identification) as if it does not, the Trust or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent transactions.

Redemption and Exchange Policies for the Delaware REIT Fund Class A Shares, Class B Shares, Class C Shares, Class R Shares, and Institutional Class Shares of The Real Estate Investment Trust Portfolio

General Information:  You can redeem or exchange your Delaware REIT Fund Class A, Class B, Class C, Class R, and Institutional Class Shares in a number of different ways that are described below.  Your shares will be redeemed or exchanged at a price based on the NAV next determined after the Portfolio receives your request in good order, subject, in the case of a redemption, to any applicable CDSC or Limited CDSC.  For example, redemption or exchange requests received in good order after the time the offering price and NAV of shares are determined will be processed on the next Business Day.  A shareholder submitting a redemption request may indicate that he or she wishes to receive redemption proceeds of a specific dollar amount.  In the case of such a request, and in the case of certain redemptions from retirement plan accounts, the Portfolio will redeem the number of shares necessary to deduct the applicable CDSC in the case of Class B Shares and Class C Shares, and, if applicable, the Limited CDSC in the case of Class A Shares and tender to the shareholder the requested amount, assuming the shareholder holds enough shares in his or her account for the redemption to be processed in this manner.  Otherwise, the amount tendered to the shareholder upon redemption will be reduced by the amount of the applicable CDSC or Limited CDSC.  Redemption proceeds will be distributed promptly, as described below, but not later than seven days after receipt of a redemption request.

Except as noted below, for a redemption request to be in “good order,” you must provide your account number, account registration, and the total number of shares or dollar amount of the transaction.  For exchange requests, you must also provide the name of the Delaware Investments® Fund in which you want to invest the proceeds.  Exchange instructions and redemption requests must be signed by the record owner(s) exactly as the shares are registered.  You may request a redemption or an exchange by calling the Shareholder Service Center at (800) 523-1918.  The Trust may suspend, terminate, or amend the terms of the exchange privilege upon 60 days’ written notice to shareholders.

In addition to redemption of Portfolio shares, the Distributor, acting as agent of the Portfolio, offers to repurchase Portfolio shares from broker/dealers acting on behalf of shareholders.  The redemption or repurchase price, which may be more or less than the shareholder’s cost, is the NAV per share next determined after receipt of the request in good order by the Portfolio, its agent, or certain authorized persons, subject to applicable CDSC or Limited CDSC.  This is computed and effective at the time the offering price and NAV are determined.  See “Determining Offering Price and Net Asset Value.”  This offer is discretionary and may be completely withdrawn without further notice by the Distributor.

Orders for the repurchase of Portfolio shares which are submitted to the Distributor prior to the close of its business day will be executed at the NAV per share computed that day (subject to the applicable CDSC or Limited CDSC), if the repurchase order was received by the broker/dealer from the shareholder prior to the time the offering price and NAV are determined on such day.  The selling dealer has the responsibility of transmitting orders to the Distributor promptly.  Such repurchase is then settled as an ordinary transaction with the broker/dealer (who may make a charge to the shareholder for this service) delivering the shares repurchased.

Payment for shares redeemed will ordinarily be mailed the next Business Day, but in no case later than seven days, after receipt of a redemption request in good order by a Portfolio or certain other authorized persons (see “Distributor” under “Investment Manager and Other Service Providers”); provided, however, that each commitment to mail or wire redemption proceeds by a certain time, as described below, is modified by the qualifications described in the next paragraph.

The Portfolio will process written and telephone redemption requests to the extent that the purchase orders for the shares being redeemed have already settled.  The Portfolio will honor redemption requests as to shares for which a check was tendered as payment, but the Portfolio will not mail or wire the proceeds until it is reasonably satisfied that the purchase check has cleared, which may take up to 15 days from the purchase date.  You can avoid this potential delay if you purchase shares by wiring Federal Funds.  The Portfolio reserves the right to reject a written or telephone redemption request or delay payment of redemption proceeds if there has been a recent change to the shareholder’s address of record.

If a shareholder has been credited with a purchase by a check which is subsequently returned unpaid for insufficient funds or for any other reason, the Portfolio will automatically redeem from the shareholder’s account the shares purchased by the check plus any dividends earned thereon.  Shareholders may be responsible for any losses to a Portfolio or to the Distributor.

In case of a suspension of the determination of the NAV because the NYSE is closed for other than weekends or holidays, or trading thereon is restricted, or an emergency exists as a result of which disposal by the Portfolio of securities owned by it is not reasonably practical, or it is not reasonably practical for the Portfolio fairly to value its assets, or in the event that the SEC has provided for such suspension for the protection of shareholders, the Portfolio may postpone payment or suspend the right of redemption or repurchase.  In such cases, the shareholder may withdraw the request for redemption or leave it standing as a request for redemption at the NAV next determined after the suspension has been terminated.

Payment for shares redeemed or repurchased may be made either in cash or in-kind, or partly in cash and partly in kind.  Any portfolio securities paid or distributed in kind would be valued as described in “Determining Offering Price and Net Asset Value” above.  Subsequent sale by an investor receiving a distribution in kind could result in the payment of brokerage commissions.  However, the Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which each Portfolio is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1.00% of the NAV of a Portfolio during any 90-day period for any one shareholder.

The value of a Portfolio’s investments is subject to changing market prices.  Thus, a shareholder redeeming shares of the Portfolio may sustain either a gain or a loss, depending upon the price paid and the price received for such shares.

Certain redemptions of Class A Shares purchased at NAV may result in the imposition of a Limited CDSC.  See “Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value” below.  Class B and Class C Shares are subject to CDSCs as described under “Contingent Deferred Sales Charge – Class B Shares and Class C Shares” under “Purchasing Shares” above and in the Fund Classes’ Prospectus.  Except for the applicable CDSC or Limited CDSC and, with respect to the expedited payment by wire described below for which, in the case of the Class A, B and C Shares, there may be a bank wiring cost, neither the Delaware REIT Fund nor the Distributor charges a fee for redemptions or repurchases, but such fees could be charged at any time in the future.

Holders of Class B Shares or Class C Shares that exchange their shares (“Original Shares”) for shares of other Delaware Investments® Funds (in each case, “New Shares”) in a permitted exchange will not be subject to a CDSC that might otherwise be due upon redemption of the Original Shares.  However, such shareholders will continue to be subject to the CDSC and any CDSC assessed upon redemption of the New Shares will be charged by the Fund from which the Original Shares were exchanged.  In the case of Class B Shares, shareholders will also continue to be subject to the automatic conversion schedule of the Original Shares as described in this Part B.  In an exchange of Class B Shares, the Fund’s CDSC schedule may be higher than the CDSC schedule relating to the New Shares acquired as a result of the exchange.  For purposes of computing the CDSC that may be payable upon a disposition of the New Shares, the period of time that an investor held the Original Shares is added to the period of time that an investor held the New Shares.  With respect to Class B Shares, the automatic conversion schedule of the Original Shares may be longer than that of the New Shares.  Consequently, an investment in New Shares by exchange may subject an investor to the higher Rule 12b-1 fees applicable to Class B Shares for a longer period of time than if the investment in New Shares were made directly.

Holders of Class A Shares of the Delaware REIT Fund may exchange all or part of their shares for certain of the shares of other Delaware Investments® Funds, including other Class A Shares, but may not exchange their Class A Shares for Class B Shares, Class C Shares, or Class R Shares of the Fund or of any other Delaware Investments® Fund.  Holders of Class B Shares are permitted to exchange all or part of their Class B Shares only into Class B Shares of other Delaware Investments® Funds.  Similarly, holders of Class C Shares of the Fund are permitted to exchange all or part of their Class C Shares only into Class C Shares of other Delaware Investments® Funds.  The Fund’s Class B Shares and Class C Shares acquired by exchange will continue to carry the CDSC and, in the case of Class B Shares, the automatic conversion schedule of the fund from which the exchange is made.  The holding period of Class B Shares of the Fund acquired by exchange will be added to that of the shares that were exchanged for purposes of determining the time of the automatic conversion into Class A Shares of the Fund.  Holders of Class R Shares of the Fund are permitted to exchange all or part of their Class R Shares only into Class R Shares of other Delaware Investments® Funds or, if Class R Shares are not available for a particular fund, into the Class A Shares of such fund.

Permissible exchanges into Class A Shares of the Fund will be made without a front-end sales charge, except for exchanges of shares that were not previously subject to a front-end sales charge (unless such shares were acquired through the reinvestment of dividends).  Permissible exchanges into Class B Shares or Class C Shares will be made without the imposition of a CDSC by the Delaware Investments® Fund from which the exchange is being made at the time of the exchange.

Each Fund also reserves the right to refuse the purchase side of an exchange request by any person or group, if, in the Manager’s judgment, the Fund would be unable to invest effectively in accordance with its investment objectives and policies, or would otherwise potentially be adversely affected.  A shareholder’s purchase exchanges may be restricted or refused if a Fund receives or anticipates simultaneous orders affecting significant portions of the Fund’s assets.

The Delaware REIT Fund discourages purchases by market timers and purchase orders (including the purchase side of exchange orders) by shareholders identified as market timers may be rejected.  The Fund will consider anyone who follows a pattern of market timing in any Delaware Investments® Fund to be a market timer.

Market timing of a Delaware Investments® Fund occurs when investors make consecutive rapid short-term “roundtrips,” or in other words, purchases into a Delaware Investments® Fund followed quickly by redemptions out of that Fund.  A short-term roundtrip is any redemption of Fund shares within 20 Business Days of a purchase of that Fund’s shares.  If you make a second such short-term roundtrip in a Delaware Investments® Fund within the same calendar quarter of a previous short-term roundtrip in that Fund, you may be considered a market timer.  The purchase and sale of Fund shares through the use of the exchange privilege are also included in determining whether market timing has occurred.  The Delaware REIT Fund also reserves the right to consider other trading patterns as market timing.

Your ability to use the Delaware REIT Fund’s exchange privilege may be limited if you are identified as a market timer.  If you are identified as a market timer, we will execute the redemption side of your exchange order but may refuse the purchase side of your exchange order.

Written Redemption: You can write to the Trust at P.O. Box 219691, Kansas City, MO 64121-9691 by regular mail or (430 W. 7th Street, Kansas City, MO 64105 by overnight courier service) to redeem some or all of your Fund shares.  The request must be signed by all owners of the account or your investment dealer of record.  For redemptions of more than $100,000, or when the proceeds are not sent to the shareholder(s) at the address of record, the Fund require a signature by all owners of the account and a signature guarantee for each owner.  A signature guarantee can be obtained from a commercial bank, a trust company or a member of a Securities Transfer Association Medallion Program (“STAMP”).  The Fund reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness.  The Fund may require further documentation from corporations, executors, retirement plans, administrators, trustees, or guardians.

Payment is normally mailed the next Business Day after receipt of your redemption request.  If your Class A Shares or Institutional Class shares are in certificate form, the certificate(s) must accompany your request and also be in good order.  Certificates generally are no longer issued for Class A Shares and Institutional Class Shares.  Certificates are not issued for Class B Shares, Class C Shares, or Class R Shares.

Written Exchange: You may also write to the Trust (at P.O. Box 219691, Kansas City, MO 64121-9691) by regular mail or (430 W. 7th Street, Kansas City, MO 64105 by overnight courier service) to request an exchange of any or all of your shares of the Fund into another in Delaware Investments® Fund, subject to the same conditions and limitations as other exchanges noted above.

Telephone Redemption and Exchange:  To get the added convenience of the telephone redemption and exchange methods, you must have the Transfer Agent hold your shares (without charge) for you.  If you hold your Class A Shares or Institutional Class Shares in certificate form, you may redeem or exchange only by written request and you must return your certificates.

Telephone Redemption: The “Check to Your Address of Record” service and the “Telephone Exchange” service, both of which are described below, are automatically provided unless you notify the Fund in which you have your account in writing that you do not wish to have such services available with respect to your account.  The Fund reserves the right to modify, terminate or suspend these procedures upon 60 days’ written notice to shareholders.  It may be difficult to reach the Fund by telephone during periods when market or economic conditions lead to an unusually large volume of telephone requests.

Neither the Fund nor its Transfer Agent is responsible for any shareholder loss incurred in acting upon written or telephone instructions for redemption or exchange of Fund shares which are reasonably believed to be genuine.  With respect to such telephone transactions, the Portfolio will follow reasonable procedures to confirm that instructions communicated by telephone are genuine (including verification of a form of personal identification) as, if it does not, the Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent transactions.  Telephone instructions received by the Class A, B, and C Shares are generally tape recorded, and a written confirmation will be provided for all purchase, exchange, and redemption transactions initiated by telephone.  By exchanging shares by telephone, you are acknowledging prior receipt of a prospectus for the fund into which your shares are being exchanged.

Telephone Redemption – Check to Your Address of Record:  The Telephone Redemption feature is a quick and easy method to redeem shares.  You or your investment dealer of record can have redemption proceeds of $100,000 or less mailed to you at your address of record.  Checks will be payable to the shareholder(s) of record.  Payment is normally mailed the next Business Day after receipt of the redemption request.  This service is only available to individual, joint and individual fiduciary-type accounts.

Telephone Redemption – Proceeds to Your Bank:  Redemption proceeds of $1,000 or more can be transferred to your pre-designated bank account by wire or by check.  You should authorize this service when you open your account.  If you change your pre-designated bank account, you must complete an authorization form and have your signature guaranteed.  For your protection, your authorization must be on file.  If you request a wire, your funds will normally be sent the next Business Day.  If the proceeds are wired to the shareholder’s account at a bank which is not a member of the Federal Reserve System, there could be a delay in the crediting of the funds to the shareholder’s bank account.  A bank wire fee may be deducted from Class A, B and C Shares redemption proceeds.  If you ask for a check, it will normally be mailed the next Business Day after receipt of your redemption request to your pre-designated bank account.  There are no separate fees for this redemption method, but mailing a check may delay the time it takes to have your redemption proceeds credited to your pre-designated bank account.  Simply call the Shareholder Service Center at 800-523-1918 prior to the time the offering price and NAV are determined, as noted above.

Telephone Exchange:  The telephone exchange feature is a convenient and efficient way to adjust your investment holdings as your liquidity requirements and investment objectives change.  You or your investment dealer of record can exchange your shares into other Delaware Investments® Funds under the same registration, subject to the same conditions and limitations as other exchanges noted above.  As with the written exchange service, telephone exchanges are subject to the requirements of the Fund, as described above.  Telephone exchanges may be subject to limitations as to amount or frequency.

The telephone exchange privilege is intended as a convenience to shareholders and is not intended to be a vehicle to speculate on short-term swings in the securities market through frequent transactions in and out of the Delaware Investments® Funds.  Telephone exchanges may be subject to limitations as to amounts or frequency.  The Transfer Agent and the Fund reserve the right to record exchange instructions received by telephone and to reject exchange requests at any time in the future.

On Demand Service:  You or your investment dealer may request redemptions of Class A, B, and C Shares by phone using the on demand service.  When you authorize the Fund to accept such requests from you or your investment dealer, funds will be deposited to your pre-designated bank account.  Your request will be processed the same day if you call prior to 4:00 p.m., Eastern time.  There is a $25 minimum and $100,000 maximum limit for on demand service transactions.  For more information, see “On Demand Service” under “Investment Plans.”

Systematic Withdrawal Plans:  Shareholders of Class A Shares, Class B Shares, Class C Shares, and Class R Shares of the Delaware REIT Fund who own or purchase $5,000 or more of shares at the offering price, or NAV, as applicable, for which certificates have not been issued may establish a systematic withdrawal plan for monthly withdrawals of $25 or more, or quarterly withdrawals of $75 or more, although the Fund does not recommend any specific amount of withdrawal.  This is particularly useful to shareholders living on fixed incomes, since it can provide them with a stable supplemental amount.  This $5,000 minimum does not apply for the investments made through qualified retirement plans.  Shares purchased with the initial investment and through reinvestment of cash dividends and realized securities profits distributions will be credited to the shareholder’s account and sufficient full and fractional shares will be redeemed at the NAV calculated on the third Business Day preceding the mailing date.

Checks are dated either the 1st or the 15th of the month, as selected by the shareholder (unless such date falls on a holiday or a weekend), and are normally mailed within two Business Days.  Both ordinary income dividends and realized securities profits distributions will be automatically reinvested in additional shares of the Class at NAV.  This plan is not recommended for all investors and should be started only after careful consideration of its operation and effect upon the investor’s savings and investment program.  To the extent that withdrawal payments from the plan exceed any dividends and/or realized securities profits distributions paid on shares held under the plan, the withdrawal payments will represent a return of capital, and the share balance may in time be depleted, particularly in a declining market.  Shareholders should not purchase additional shares while participating in a systematic withdrawal plan.

The sale of shares for withdrawal payments constitutes a taxable event and a shareholder may incur a capital gain or loss for federal income tax purposes.  This gain or loss may be long-term or short-term depending on the holding period for the specific shares liquidated.  Premature withdrawals from retirement plans may have adverse tax consequences.

Withdrawals under this plan made concurrently with the purchases of additional shares may be disadvantageous to the shareholder.  Purchases of Class A Shares through a periodic investment program in the Fund must be terminated before a systematic withdrawal plan with respect to such shares can take effect, except if the shareholder is a participant in a retirement plan offering Delaware Investments® Funds, or is investing in Delaware Investments® Funds which do not carry a sales charge.  Redemptions of Class A Shares pursuant to a systematic withdrawal plan may be subject to a Limited CDSC if the purchase was made at NAV and a dealer’s commission has been paid on that purchase.  The applicable Limited CDSC for Class A Shares and CDSC for Class B Shares and Class C Shares redeemed via a systematic withdrawal plan will be waived if the annual amount withdrawn in each year is less than 12% of the account balance on the date that the Plan is established.  If the annual amount withdrawn in any year exceeds 12% of the account balance on the date that the systematic withdrawal plan is established, all redemptions under the Plan will be subject to the applicable CDSC including an assessment for previously redeemed amounts under the Plan.  Whether a waiver of the CDSC is available or not, the first shares to be redeemed for each systematic withdrawal plan payment will be those not subject to a CDSC because they have either satisfied the required holding period or were acquired through the reinvestment of distributions.  The 12% annual limit will be reset on the date that any systematic withdrawal plan is modified (for example, a change in the amount selected to be withdrawn or the frequency or date of withdrawals), based on the balance in the account on that date.  See the Delaware REIT Fund Prospectus for Classes A, B, C, and R for more information about the waiver of CDSCs.

An investor wishing to start a systematic withdrawal plan must complete an authorization form.  If the recipient of systematic withdrawal plan payments is other than the registered shareholder, the shareholder’s signature on this authorization must be guaranteed.  Each signature guarantee must be supplied by an eligible guarantor institution.  The Delaware REIT Fund reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness.  This plan may be terminated by the shareholder or the Transfer Agent at any time by giving written notice.

Systematic withdrawal plan payments are normally made by check.  In the alternative, you may elect to have your payments transferred from your Fund account to your pre-designated bank account through the on demand service.  Your funds will normally be credited to your bank account up to four Business Days after the payment date.  There are no separate fees for this redemption method.  It may take up to four Business Days for the transactions to be completed.  You can initiate this service by completing an account services form.  If your name and address are not identical to the name and address on your Fund account, you must have your signature guaranteed.  The Fund does not charge a fee for this service; however, your bank may charge a fee.  This service is not available for retirement plans.

The systematic withdrawal plan is not available for the Institutional Class of the Delaware REIT Fund.  Shareholders should consult with their financial advisors to determine whether a systematic withdrawal plan would be suitable for them.

Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value:  For purchases of $1,000,000, a Limited CDSC will be imposed on certain redemptions of Class A Shares (or shares into which such Class A Shares are exchanged) according to the following schedule:  (i) 1.00% if shares are redeemed during the first year after the purchase; and (ii) 0.50% if such shares are redeemed during the second year after the purchase, if such purchases were made at NAV and triggered the payment by the Distributor of the dealer’s commission described above in “Dealer’s Commission” under “Purchasing Shares.”

The Limited CDSC will be paid to the Distributor and will be assessed on an amount equal to the lesser of : (i) the NAV at the time of purchase of the Class A Shares being redeemed; or (ii) the NAV of such Class A Shares at the time of redemption.  For purposes of this formula, the “NAV at the time of purchase” will be the NAV at purchase of the Class A Shares even if those shares are later exchanged for shares of another Delaware Investments® Fund and, in the event of an exchange of Class A Shares, the “NAV of such shares at the time of redemption” will be the NAV of the shares acquired in the exchange.

Redemptions of such Class A Shares held for more than two years will not be subject to the Limited CDSC and an exchange of such Class A Shares into another Delaware Investments® Fund will not trigger the imposition of the Limited CDSC at the time of such exchange.  The period a shareholder owns shares into which Class A Shares are exchanged will count towards satisfying the two-year holding period.  The Limited CDSC is assessed if such two year period is not satisfied irrespective of whether the redemption triggering its payment is of Class A Shares of the Portfolio or Class A Shares acquired in the exchange.

In determining whether a Limited CDSC is payable, it will be assumed that shares not subject to the Limited CDSC are the first redeemed followed by other shares held for the longest period of time.  The Limited CDSC will not be imposed upon shares representing reinvested dividends or capital gains distributions, or upon amounts representing share appreciation.

Waivers of Contingent Deferred Sales Charges:  Please see the Delaware REIT Fund Prospectus for instances in which the Limited CDSC applicable to Class A Shares and the CDSCs applicable to Class B and C Shares may be waived.

As disclosed in the Prospectus for Classes A, B, C, and R of the Delaware REIT Fund, certain retirement plans that contain certain legacy assets may redeem shares without paying a CDSC.  The following plans may redeem shares without paying a CDSC:

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The redemption must be made by a group defined contribution retirement plan that purchased Class A shares through a retirement plan alliance program that required shares to be available at NAV and RFS served as the sponsor of the alliance program or had a product participation agreement with the sponsor of the alliance program that specified that the limited CDSC would be waived.

•
The redemption must be made by any group retirement plan (excluding defined benefit pension plans) that purchased Class C shares prior to a recordkeeping transition period from August 2004 to October 2004 and purchased shares through a retirement plan alliance program, provided that (i) RFS was the sponsor of the alliance program or had a product participation agreement with the sponsor of the alliance program and (ii) RFS provided fully bundled retirement plan services and maintained participant records on its proprietary recordkeeping system.

DISTRIBUTIONS AND TAXES

The following supplements the information in the Prospectuses.  All references to Portfolios in the following “Distributions and Taxes” section includes the Delaware REIT Fund, except where noted.

Distributions

The policy of the Trust is to distribute substantially all of each Portfolio’s net investment income and net realized capital gains, if any, in the amount and at the times that will avoid a Portfolio incurring any material amounts of federal income or excise taxes.

Each class of shares of a Portfolio will share proportionately in the investment income and expenses of such Portfolio, except that the A, B, C, and R Classes of the Delaware REIT Fund and the P Class of the Global Real Estate Securities Portfolio alone will incur distribution fees under their respective Rule 12b-1 Plans.

All dividends and any capital gains distributions will be automatically reinvested in additional shares of the same class of the Portfolio at NAV unless otherwise designated in writing that such dividends and/or distributions be paid in cash.  Dividend payments of $1.00 or less will be automatically reinvested, notwithstanding a shareholder’s election to receive dividends in cash.  If such a shareholder’s dividends increase to greater than $1.00, the shareholder would have to file a new election in order to begin receiving dividends in cash again.

Any check in payment of dividends or other distributions which cannot be delivered by the United States Postal Service or which remains uncashed for a period of more than one year may be reinvested in the shareholder’s account at the then-current NAV and the dividend option may be changed from cash to reinvest.  A Portfolio may deduct from a shareholder’s account the costs of the Portfolio’s efforts to locate a shareholder if a shareholder’s mail is returned by the United States Postal Service or the Portfolio is otherwise unable to locate the shareholder or verify the shareholder’s mailing address.  These costs may include a percentage of the account when a search company charges a percentage fee in exchange for their location services.

Taxes
The following is a summary of certain additional tax considerations generally affecting a Portfolio (sometimes referred to as “the Portfolio”) and its shareholders that are not described in the Prospectus.  No attempt is made to present a detailed explanation of the tax treatment of the Portfolio or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

This “Distributions and Taxes” section is based on the Code and applicable regulations in effect on the date of this Statement of Additional Information. Future legislative, regulatory or administrative changes or court decisions may significantly change the tax rules applicable to the Portfolio and its shareholders. Any of these changes or court decisions may have a retroactive effect.

This is for general information only and not tax advice.  All investors should consult their own tax advisors as to the federal, state, local and foreign tax provisions applicable to them.

Taxation of the Portfolio. The Portfolio has elected and intends to qualify, or, if newly organized, intends to elect and qualify, each year as a regulated investment company (sometimes referred to as a “regulated investment company,”  “RIC” or “portfolio”) under Subchapter M of the Code.  If the Portfolio so qualifies, the Portfolio will not be subject to federal income tax on the portion of its investment company taxable income (that is, generally, taxable interest, dividends, net short-term capital gains, and other taxable ordinary income, net of expenses, without regard to the deduction for dividends paid) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders.

In order to qualify for treatment as a regulated investment company, the Portfolio must satisfy the following requirements:

•
Distribution Requirement -- the Portfolio must distribute at least 90% of its investment company taxable income and 90% of its net tax-exempt income, if any, for the tax year (including, for purposes of satisfying this distribution requirement, certain distributions made by the Portfolio after the close of its taxable year that are treated as made during such taxable year).

•
Income Requirement -- the Portfolio must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from qualified publicly traded partnerships (“QPTPs”).

•
Asset Diversification Test --the Portfolio must satisfy the following asset diversification test at the close of each quarter of the Portfolio’s tax year: (1) at least 50% of the value of the Portfolio’s assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Portfolio has not invested more than 5% of the value of the Portfolio’s total assets in securities of an issuer and as to which the Portfolio does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Portfolio’s total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies) or of two or more issuers which the Portfolio controls and which are engaged in the same or similar trades or businesses, or, in the securities of one or more QPTPs.

In some circumstances, the character and timing of income realized by the Portfolio for purposes of the Income Requirement or the identification of the issuer for purposes of the Asset Diversification Test is uncertain under current law with respect to a particular investment, and an adverse determination or future guidance by IRS with respect to such type of investment may adversely affect the Portfolio’s ability to satisfy these requirements.  See, “Tax Treatment of Portfolio Transactions” below with respect to the application of these requirements to certain types of investments.  In other circumstances, the Portfolio may be required to sell portfolio holdings in order to meet the Income Requirement, Distribution Requirement, or Asset Diversification Test which may have a negative impact on the Portfolio’s income and performance.

The Portfolio may use "equalization accounting" (in lieu of making some cash distributions) in determining the portion of its income and gains that has been distributed.  If the Portfolio uses equalization accounting, it will allocate a portion of its undistributed investment company taxable income and net capital gain to redemptions of Portfolio shares and will correspondingly reduce the amount of such income and gains that it distributes in cash. If the IRS determines that the Portfolio’s allocation is improper and that the Portfolio has under-distributed its income and gain for any taxable year, the Portfolio may be liable for federal income and/or excise tax. If, as a result of such adjustment, the Portfolio fails to satisfy the Distribution Requirement, the Portfolio will not qualify that year as a regulated investment company the effect of which is described in the following paragraph.

If for any taxable year the Portfolio does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends would be taxable to the shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the Portfolio’s current and accumulated earnings and profits. Failure to qualify as a regulated investment company would thus have a negative impact on the Portfolio’s income and performance. Subject to savings provisions for certain failures to satisfy the Income Requirement or Asset Diversification Test which, in general, are limited to those due to reasonable cause and not willful neglect, it is possible that the Portfolio will not qualify as a regulated investment company in any given tax year.  Even if such savings provisions apply, the Portfolio may be subject to a monetary sanction of $50,000 or more.  Moreover, the Board reserves the right not to maintain the qualification of the Portfolio as a regulated investment company if it determines such a course of action to be beneficial to shareholders.

Portfolio turnover. For investors that hold their Portfolio shares in a taxable account, a high portfolio turnover rate may result in higher taxes. This is because a fund with a high turnover rate is likely to accelerate the recognition of capital gains and more of such gains are likely to be taxable as short-term rather than long-term capital gains in contrast to a comparable fund with a low turnover rate. Any such higher taxes would reduce the Portfolio’s after-tax performance.  See, “Taxation of Portfolio Distributions - Distributions of capital gains” below.

Capital loss carryovers. The capital losses of the Portfolio, if any, do not flow through to shareholders. Rather, the Portfolio may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. Under the Regulated Investment Company Modernization Act of 2010 (“RIC Mod Act”), rules similar to those that apply to capital loss carryovers of individuals are made applicable to RICs. Thus, if the Portfolio has a "net capital loss" (that is, capital losses in excess of capital gains) for a taxable year beginning after December 22, 2010 (the date of enactment of the RIC Mod Act), the excess (if any) of the Portfolio's net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Portfolio's next taxable year, and the excess (if any) of the Portfolio's net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Portfolio's next taxable year.  Any such net capital losses of the Portfolio that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the Portfolio in succeeding taxable years.  However, for any net capital losses realized in taxable years of the Portfolio beginning on or before December 22, 2010, the Portfolio is only permitted to carry forward such capital losses for eight years as a short-term capital loss.  Under a transition rule, capital losses arising in a taxable year beginning after December 22, 2010 must be used before capital losses realized in a prior taxable year.  The amount of capital losses that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% “change in ownership” of the Portfolio.  An ownership change generally results when shareholders owning 5% or more of the Portfolio increase their aggregate holdings by more than 50% over a three-year look-back period. An ownership change could result in capital loss carryovers being used at a slower rate (or, in the case of those realized in taxable years of the Portfolio beginning on or before December 22, 2010, to expire unutilized), thereby reducing the Portfolio’s ability to offset capital gains with those losses. An increase in the amount of taxable gains distributed to the Portfolio’s shareholders could result from an ownership change. The Portfolio undertakes no obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and redemptions or as a result of engaging in a tax-free reorganization with another fund. Moreover, because of circumstances beyond the Portfolio’s control, there can be no assurance that the Portfolio will not experience, or has not already experienced, an ownership change.  Additionally, if the Portfolio engages in a tax-free reorganization with another Portfolio, the effect of these and other rules not discussed herein may be to disallow or postpone the use by a Portfolio of its capital loss carryovers (including any current year losses and built-in losses when realized) to offset its own gains or those of the other Portfolio, or vice versa, thereby reducing the tax benefits Portfolio shareholders would otherwise have enjoyed from use of such capital loss carryovers.

Deferral of late year losses.  For taxable years of the Portfolio beginning after December 22, 2010, the Portfolio may elect to treat part or all of any "qualified late year loss" as if it had been incurred in the succeeding taxable year in determining the Portfolio’s taxable income, net capital gain, net short-term capital gain, and earnings and profits.  The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Portfolio distributions for any calendar year (see, “Taxation of Portfolio Distributions - Distributions of capital gains” below).  A "qualified late year loss" includes:

•	any net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (“post-October losses”), and
•
the excess, if any, of (1) the sum of (a) specified losses incurred after October 31 of the current taxable year, and (b) other ordinary losses incurred after December 31 of the current taxable year, over (2) the sum of (a) specified gains incurred after October 31 of the current taxable year, and (b) other ordinary gains incurred after December 31 of the current taxable year.

The terms “specified losses” and “specified gains” mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position with respect to such property), foreign currency losses, and losses resulting from holding stock in a passive foreign investment company (“PFIC”) for which a mark-to-market election is in effect. The terms “ordinary losses” and “ordinary gains” mean other ordinary losses and gains that are not described in the preceding sentence.  Since the Portfolio has a fiscal year ending in October, the amount of qualified late-year losses (if any) is computed without regard to any items of income, gain, or loss that are (a) post-October losses, (b) specified losses, and (c) specified gains.

Undistributed capital gains. The Portfolio may retain or distribute to shareholders its net capital gain for each taxable year.  The Portfolio currently intends to distribute net capital gains.  If the Portfolio elects to retain its net capital gain, the Portfolio will be taxed thereon (except to the extent of any available capital loss carryovers) at the highest corporate tax rate (currently 35%). If the Portfolio elects to retain its net capital gain, it is expected that the Portfolio also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Portfolio on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

Federal excise tax.  To avoid a 4% non-deductible excise tax, the Portfolio must distribute by December 31 of each year an amount equal to: (1) 98% of its ordinary income for the calendar year, (2) 98% (or 98.2% beginning January 1, 2011) of capital gain net income  (that is, the excess of the gains from sales or exchanges of capital assets over the losses from such sales or exchanges) for the one-year period ended on October 31 of such calendar year, and (3) any prior year undistributed ordinary income and capital gain net income.  Generally, the Portfolio intends to make sufficient distributions prior to the end of each calendar year to avoid any material liability for federal excise tax, but can give no assurances that all such liability will be avoided.  In addition, under certain circumstances, temporary timing or permanent differences in the realization of income and expense for book and tax purposes can result in the Portfolio having to pay some excise tax.

Foreign income tax.  Investment income received by the Portfolio from sources within foreign countries may be subject to foreign income tax withheld at the source and the amount of tax withheld generally will be treated as an expense of the Portfolio. The United States has entered into tax treaties with many foreign countries which entitle the Portfolio to a reduced rate of, or exemption from, tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Portfolio's assets to be invested in various countries is not known.  Under certain circumstances, the Portfolio may elect to pass-through foreign tax credits to shareholders, although it reserves the right not to do so.

Taxation of Portfolio Distributions.  The Portfolio anticipates distributing substantially all of its investment company taxable income and net capital gain for each taxable year. Distributions by the Portfolio will be treated in the manner described below regardless of whether such distributions are paid in cash or reinvested in additional shares of the Portfolio (or of another fund). The Portfolio will send you information annually as to the federal income tax consequences of distributions made (or deemed made) during the year.

Distributions of net investment income.  The Portfolio receives ordinary income generally in the form of dividends and/or interest on its investments.  The Portfolio may also recognize ordinary income from other sources, including, but not limited to, certain gains on foreign currency-related transactions. This income, less expenses incurred in the operation of the Portfolio, constitutes the Portfolio's net investment income from which dividends may be paid to you. If you are a taxable investor, distributions of net investment income generally are taxable as ordinary income to the extent of the Portfolio’s earnings and profits.  In the case of a Portfolio whose strategy includes investing in stocks of corporations, a portion of the income dividends paid to you may be qualified dividends eligible to be taxed at reduced rates.  See the discussion below under the headings, “--Qualified dividend income for individuals” and “--Dividends-received deduction for corporations”

Distributions of capital gains.  The Portfolio may derive capital gain and loss in connection with sales or other dispositions of its portfolio securities.  Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income.  Distributions paid from the excess of net long-term capital gain over net short-term capital loss will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Portfolio.  Any net short-term or long-term capital gain realized by the Portfolio (net of any capital loss carryovers) generally will be distributed once each year and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Portfolio.

Returns of capital. Distributions by the Portfolio that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares.  Thus, the portion of a distribution that constitutes a return of capital will decrease the shareholder’s tax basis in his Portfolio shares (but not below zero), and will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on the later sale of such Portfolio shares.  Return of capital distributions can occur for a number of reasons including, among others, the Portfolio over-estimates the income to be received from certain investments such as those classified as partnerships or equity REITs (see, “Tax Treatment of Portfolio Transactions --Investments in U.S. REITs” below).

Qualified dividend income for individuals. With respect to taxable years of the Portfolio beginning before January 1, 2013 (unless such provision is extended or made permanent), ordinary income dividends reported by the Portfolio to shareholders as derived from qualified dividend income will be taxed in the hands of individuals and other noncorporate shareholders at the rates applicable to long-term capital gain.  “Qualified dividend income” means dividends paid to the Portfolio (a) by domestic corporations, (b) by foreign corporations that are either (i) incorporated in a possession of the United States, or (ii) are eligible for benefits under certain income tax treaties with the United States that include an exchange of information program, or (c) with respect to stock of a foreign corporation that is readily tradable on an established securities market in the United States.  Both the Portfolio and the investor must meet certain holding period requirements to qualify Portfolio dividends for this treatment. Specifically, the Portfolio must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend.  Similarly, investors must hold their Portfolio shares for at least 61 days during the 121-day period beginning 60 days before the Portfolio distribution goes ex-dividend. Income derived from investments in derivatives, fixed-income securities, U.S. REITs, PFICs, and income received “in lieu of” dividends in a securities lending transaction generally is not eligible for treatment as qualified dividend income.  If the qualifying dividend income received by the Portfolio is equal to or greater than 95% of the Portfolio's gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by the Portfolio will be qualifying dividend income.

Dividends-received deduction for corporations.  For corporate shareholders, a portion of the dividends paid by the Portfolio may qualify for the 70% corporate dividends-received deduction.  The portion of dividends paid by the Portfolio that so qualifies will be reported by the Portfolio to shareholders each year and cannot exceed the gross amount of dividends received by the Portfolio from domestic (U.S.) corporations.  The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions that apply to both the Portfolio and the investor.  Specifically, the amount that the Portfolio may report as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends earned by the Portfolio were debt-financed or held by the Portfolio for less than a minimum period of time, generally 46 days during a 91-day period beginning 45 days before the stock becomes ex-dividend.  Similarly, if your Portfolio shares are debt-financed or held by you for less than a 46-day period then the dividends-received deduction for Portfolio dividends on your shares may also be reduced or eliminated.  Even if reported as dividends eligible for the dividends-received deduction, all dividends (including any deducted portion) must be included in your alternative minimum taxable income calculation.  Income derived by the Portfolio from investments in derivatives, fixed-income and foreign securities generally is not eligible for this treatment.

Impact of realized but undistributed income and gains, and net unrealized appreciation of portfolio securities.  At the time of your purchase of shares (except in a money market fund that maintains a stable net asset value), the Portfolio’s net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation of portfolio securities held by the Portfolio. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable, and would be taxed as ordinary income (some portion of which may be taxed as qualified dividend income), capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. The Portfolio may be able to reduce the amount of such distributions from capital gains by utilizing its capital loss carryovers, if any.

Pass-through of foreign tax credits.  If more than 50% of the Portfolio’s total assets at the end of a fiscal year is invested in foreign securities, the Portfolio may elect to pass through to you your pro rata share of foreign taxes paid by the Portfolio (or an underlying fund).  If this election is made, the Portfolio may report more taxable income to you than it actually distributes.  You will then be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax (subject to limitations for certain shareholders).  The Portfolio will provide you with the information necessary to claim this deduction or credit on your personal income tax return if it makes this election.  No deduction for foreign tax may be claimed by a noncorporate shareholder who does not itemize deductions or who is subject to the alternative minimum tax.  Shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income tax paid by the Portfolio due to certain limitations that may apply.  The Portfolio reserves the right not to pass through to its shareholders the amount of foreign income taxes paid by the Portfolio.

Tax credit bonds.  If the Portfolio holds, directly or indirectly, one or more “tax credit bonds” (including build America bonds, clean renewable energy bonds and qualified tax credit bonds) on one or more applicable dates during a taxable year, the Portfolio may elect to permit its shareholders to claim a tax credit on their income tax returns equal to each shareholder’s proportionate share of tax credits from the applicable bonds that otherwise would be allowed to the Portfolio. In such a case, shareholders must include in gross income (as interest) their proportionate share of the income attributable to their proportionate share of those offsetting tax credits. A shareholder’s ability to claim a tax credit associated with one or more tax credit bonds may be subject to certain limitations imposed by the Code. Even if the Portfolio is eligible to pass through tax credits to shareholders, the Portfolio may choose not to do so.

U.S. government securities.  Income earned on certain U.S. government obligations is exempt from state and local personal income taxes if earned directly by you.  States also grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment or reporting requirements that must be met by the Portfolio.  Income on investments by the Portfolio in certain other obligations, such as repurchase agreements collateralized by U.S. government obligations, commercial paper and federal agency-backed obligations (e.g., GNMA or FNMA obligations) generally does not qualify for tax-free treatment.  The rules on exclusion of this income are different for corporations.

Dividends declared in December and paid in January.  Ordinarily, shareholders are required to take distributions by the Portfolio into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Portfolio) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year in accordance with the guidance that has been provided by the IRS.

Sales, Exchanges and Redemption of Portfolio Shares.  Sales, exchanges and redemptions (including redemptions in kind) of Portfolio shares are taxable transactions for federal and state income tax purposes.  If you redeem your Portfolio shares, the Internal Revenue Service requires you to report any gain or loss on your redemption.  If you held your shares as a capital asset, the gain or loss that you realize will be a capital gain or loss and will be long-term or short-term, generally depending on how long you have held your shares.  Any redemption fees you incur on shares redeemed will decrease the amount of any capital gain (or increase any capital loss) you realize on the sale.  Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

Tax basis information. Under the Energy Improvement and Extension Act of 2008, the Portfolio’s Transfer Agent will be required to provide you with cost basis information on the sale of any of your shares in the Portfolio, subject to certain exceptions. This cost basis reporting requirement is effective for shares purchased in the Portfolio on or after January 1, 2012.

Wash sales.  All or a portion of any loss that you realize on a redemption of your Portfolio shares will be disallowed to the extent that you buy other shares in the Portfolio (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption.  Any loss disallowed under these rules will be added to your tax basis in the new shares.

Redemptions at a loss within six months of purchase.  Any loss incurred on a redemption or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by the Portfolio on those shares.

Deferral of basis — Delaware REIT Fund Class A shares only.  If a shareholder (a) incurs a sales load in acquiring shares of the Delaware REIT Fund, (b) disposes of such shares less than 91 days after they are acquired, and (c) subsequently acquires shares of the Delaware REIT Fund or another fund at a reduced sales load pursuant to a right to reinvest at such reduced sales load acquired in connection with the acquisition of the shares disposed of, then the sales load on the shares disposed of (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on the shares disposed of, but shall be treated as incurred on the acquisition of the shares subsequently acquired. For taxable years beginning after December 22, 2010, this provision will only apply if the new shares are acquired by January 31 of the calendar year following the calendar year in which the disposition of the original shares occurred.  The wash sale rules may also limit the amount of loss that may be taken into account on disposition after such adjustment.

Conversion of shares into shares of the same fund — Delaware REIT Fund only.   The conversion of shares of one class into another class of the Delaware REIT Fund is not taxable for federal income tax purposes.  Thus, the automatic conversion of Class B Shares into Class A Shares of the Delaware REIT Fund at the end of approximately eight years after purchase will be tax-free for federal income tax purposes. Similarly, the conversion of Class A shares or Class C shares to Institutional Class shares of the Delaware REIT Fund by certain Programs, or the conversion of Institutional Class shares to Class A shares or Class C shares of the Delaware REIT Fund by certain shareholders of Institutional Class shares who cease participation in a Program, will be tax-free for federal income tax purposes.  Shareholders should also consult their tax advisors regarding the state and local tax consequences of a conversion or exchange of shares.

Tax shelter reporting. Under Treasury regulations, if a shareholder recognizes a loss with respect to the Portfolio’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886.

Tax Treatment of Portfolio Transactions.  Set forth below is a general description of the tax treatment of certain types of securities, investment techniques and transactions that may apply to a portfolio and, in turn, effect the amount, character and timing of dividends and distributions payable by the portfolio to its shareholders.  This section should be read in conjunction with the discussion above under  “Investment Strategies and Risks” for a detailed description of the various types of securities and investment techniques that apply to the Portfolio.

In general.  In general, gain or loss recognized by a portfolio on the sale or other disposition of portfolio investments will be a capital gain or loss.  Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization and/or character, of certain gains or losses.

Certain fixed-income investments.  Gain recognized on the disposition of a debt obligation purchased by a portfolio at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the portfolio held the debt obligation unless the portfolio made a current inclusion election to accrue market discount into income as it accrues. If a portfolio purchases a debt obligation (such as a zero coupon security or pay-in-kind security) that was originally issued at a discount, the portfolio generally is required to include in gross income each year the portion of the original issue discount which accrues during such year. Therefore, a  portfolio’s investment in such securities may cause the portfolio to recognize income and make distributions to shareholders before it receives any cash payments on the securities.  To generate cash to satisfy those distribution requirements, a portfolio may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of portfolio shares.

Investments in debt obligations that are at risk of or in default present tax issues for a portfolio. Tax rules are not entirely clear about issues such as whether and to what extent a portfolio should recognize market discount on a debt obligation, when a portfolio may cease to accrue interest, original issue discount or market discount, when and to what extent a portfolio may take deductions for bad debts or worthless securities and how a portfolio should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by a portfolio in order to ensure that it distributes sufficient income to preserve its status as a regulated investment company.

Options, futures, forward contracts, swap agreements and hedging transactions. In general, option premiums received by a portfolio are not immediately included in the income of the portfolio. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the portfolio transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by a portfolio is exercised and the portfolio sells or delivers the underlying stock, the portfolio generally will recognize capital gain or loss equal to (a) sum of the strike price and the option premium received by the portfolio minus (b) the portfolio’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a portfolio pursuant to the exercise of a put option written by it, the portfolio generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of a portfolio’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by the portfolio is greater or less than the amount paid by the portfolio (if any) in terminating the transaction. Thus, for example, if an option written by a portfolio expires unexercised, the portfolio generally will recognize short-term gain equal to the premium received.

The tax treatment of certain futures contracts entered into by a portfolio as well as listed non-equity options written or purchased by the portfolio on U.S. exchanges (including options on futures contracts, broad-based equity indices and debt securities) may be governed by section 1256 of the Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, any section 1256 contracts held by a portfolio at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable. Section 1256 contracts do not include any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement.

In addition to the special rules described above in respect of options and futures transactions, a portfolio’s transactions in other derivative instruments (including options, forward contracts and swap agreements) as well as its other hedging, short sale, or similar transactions, may be subject to one or more special tax rules (including the constructive sale, notional principal contract, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a portfolio are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the portfolio, defer losses to the portfolio, and cause adjustments in the holding periods of the portfolio’s securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders. Moreover, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a portfolio has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a portfolio-level tax.

Certain of a portfolio’s investments in derivatives and foreign currency-denominated instruments, and the portfolio’s transactions in foreign currencies and hedging activities, may produce a difference between its book income and its taxable income. If a portfolio’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the portfolio could be required to make distributions exceeding book income to qualify as a regulated investment company. If a portfolio’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution of any such excess will be treated as (i) a dividend to the extent of the portfolio’s remaining earnings and profits (including current earnings and profits arising from tax-exempt income, reduced, for taxable years of the Portfolio beginning after December 22, 2010, by related deductions), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.

Foreign currency transactions. A portfolio’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.  This treatment could increase or decrease a portfolio's ordinary income distributions to you, and may cause some or all of the portfolio's previously distributed income to be classified as a return of capital.  In certain cases, a portfolio may make an election to treat such gain or loss as capital.

PFIC investments. A portfolio may invest in stocks of foreign companies that may be classified under the Code as PFICs. In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. When investing in PFIC securities, a portfolio intends to mark-to-market these securities under certain provisions of the Code and recognize any unrealized gains as ordinary income at the end of the portfolio’s fiscal and excise tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that a portfolio is required to distribute, even though it has not sold or received dividends from these securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by a portfolio. In addition, if a portfolio is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the portfolio may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the portfolio to its shareholders. Additional charges in the nature of interest may be imposed on a portfolio in respect of deferred taxes arising from such distributions or gains.

Investments in U.S. REITs.   A U.S. REIT is not subject to federal income tax on the income and gains it distributes to shareholders.  Dividends paid by a U.S. REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the U.S. REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a U.S. REIT to a portfolio will be treated as long term capital gains by the portfolio and, in turn, may be distributed by the portfolio to its shareholders as a capital gain distribution.  Because of certain noncash expenses, such as property depreciation, an equity U.S. REIT’s cash flow may exceed its taxable income. The equity U.S. REIT, and in turn a portfolio, may distribute this excess cash to shareholders in the form of a return of capital distribution.  However, if a U.S. REIT is operated in a manner that fails to qualify as a REIT, an investment in the U.S. REIT would become subject to double taxation, meaning the taxable income of the U.S. REIT would be subject to federal income tax at regular corporate rates without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the U.S. REIT’s current and accumulated earnings and profits. Also, see, “Tax Treatment of Portfolio Transactions -- Investment in taxable mortgage pools (excess inclusion Income)” and “Non-U.S. Investors -- Investment in U.S. real property” below with respect to certain other tax aspects of investing in U.S. REITs.

Investment in non-U.S. REITs.  While non-U.S. REITs often use complex acquisition structures that seek to minimize taxation in the source country, an investment by a portfolio in a non-U.S. REIT may subject the portfolio, directly or indirectly, to corporate taxes, withholding taxes, transfer taxes and other indirect taxes in the country in which the real estate acquired by the non-U.S. REIT is located. A portfolio’s pro rata share of any such taxes will reduce the portfolio’s return on its investment.  A portfolio’s investment in a non-U.S. REIT may be considered an investment in a PFIC, as discussed above in “PFIC Investments.” Also, a portfolio in certain limited circumstances may be required to file an income tax return in the source country and pay tax on any gain realized from its investment in the non-U.S. REIT under rules similar to those in the United States which tax foreign persons on gain realized from dispositions of interests in U.S. real estate.

Investment in taxable mortgage pools (excess inclusion income). Under a Notice issued by the IRS, the Code and Treasury regulations to be issued, a portion of a portfolio’s income from a U.S. REIT that is attributable to the REIT’s residual interest in a real estate mortgage investment conduits (“REMICs”) or equity interests in a “taxable mortgage pool” (referred to in the Code as an excess inclusion) will be subject to federal income tax in all events. The excess inclusion income of a regulated investment company, such as a portfolio, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including qualified pension plans, individual retirement accounts, 401(k) plans, Keogh plans or other tax-exempt entities) subject to tax on unrelated business income (“UBTI”), thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign stockholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (which generally includes certain cooperatives, governmental entities, and tax-exempt organizations not subject to UBTI) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Notice imposes certain reporting requirements upon regulated investment companies that have excess inclusion income. There can be no assurance that a portfolio will not allocate to shareholders excess inclusion income.

These rules are potentially applicable to a portfolio with respect to any income it receives from the equity interests of certain mortgage pooling vehicles, either directly or, as is more likely, through an investment in a U.S. REIT.  It is unlikely that these rules will apply to a portfolio that has a non-REIT strategy.

Investments in partnerships and qualified publicly traded partnerships (“QPTP”).   For purposes of the Income Requirement, income derived by a portfolio from a partnership that is not a QPTP will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the portfolio.  For purposes of testing whether a portfolio satisfies the Asset Diversification Test, the portfolio generally is treated as owning a pro rata share of the underlying assets of a partnership. See, “Taxation of the Portfolio.”  In contrast, different rules apply to a partnership that is a QPTP.  A QPTP is a partnership (a) the interests in which are traded on an established securities market, (b) that is treated as a partnership for federal income tax purposes, and (c) that derives less than 90% of its income from sources that satisfy the Income Requirement (e.g., because it invests in commodities).  All of the net income derived by a portfolio from an interest in a QPTP will be treated as qualifying income but the portfolio may not invest more than 25% of its total assets in one or more QPTPs.  However, there can be no assurance that a partnership classified as a QPTP in one year will qualify as a QPTP in the next year.  Any such failure to annually qualify as a QPTP might, in turn, cause a portfolio to fail to qualify as a regulated investment company.

Investments in commodities —structured notes, corporate subsidiary and certain ETFs. Gains from the disposition of commodities, including precious metals, will neither be considered qualifying income for purposes of satisfying the Income Requirement nor qualifying assets for purposes of satisfying the Asset Diversification Test.  See, “Taxation of the Portfolio.” Also, the IRS has issued a revenue ruling which holds that income derived from commodity-linked swaps is not qualifying income for purposes of the Income Requirement.  However, in a subsequent revenue ruling, the IRS provides that income from certain alternative investments which create commodity exposure, such as certain commodity index-linked or structured notes or a corporate subsidiary that invests in commodities, may be considered qualifying income under the Code.  In addition, a portfolio may gain exposure to commodities through investment in QPTPs such as an exchange traded fund or ETF that is classified as a partnership and which invests in commodities.  Accordingly, the extent to which a portfolio invests in commodities or commodity-linked derivatives may be limited by the Income Requirement and the Asset Diversification Test, which the portfolio must continue to satisfy to maintain its status as a regulated investment company.  A portfolio also may be limited in its ability to sell its investments in commodities, commodity-linked derivatives, and certain ETFs or be forced to sell other investments to generate income due to the Income Requirement.

Securities lending.  While securities are loaned out by a portfolio, the portfolio generally will receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities.  For federal income tax purposes, payments made “in lieu of” dividends are not considered dividend income.  These distributions will neither qualify for the reduced rate of taxation for individuals on qualified dividends nor the 70% dividends received deduction for corporations.  Also, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders.  Additionally, in the case of a portfolio with a strategy of investing in tax-exempt securities, any payments made "in lieu of" tax-exempt interest will be considered taxable income to the portfolio, and thus, to the investors, even though such interest may be tax-exempt when paid to the borrower.

Investments in convertible securities.  Convertible debt is ordinarily treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest.

If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond.  If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt. The creditor-holder's exercise of the conversion privilege is treated as a nontaxable event.  Mandatorily convertible debt (e.g., an exchange traded note or ETN issued in the form of an unsecured obligation that pays a return based on the performance of a specified market index, exchange currency, or commodity) is often, but not always, treated as a contract to buy or sell the reference property rather than debt.  Similarly, convertible preferred stock with a mandatory conversion feature is ordinarily, but not always, treated as equity rather than debt.  Dividends received generally are qualified dividend income and eligible for the corporate dividends received deduction. In general, conversion of preferred stock for common stock of the same corporation is tax-free. Conversion of preferred stock for cash is a taxable redemption. Any redemption premium for preferred stock that is redeemable by the issuing company might be required to be amortized under original issue discount (“OID”) principles.

Investments in securities of uncertain tax character.   A portfolio may invest in securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by a portfolio, it could affect the timing or character of income recognized by the portfolio, requiring the portfolio to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

Backup Withholding.  By law, the Portfolio may be required to withhold a portion of your taxable dividends and sales proceeds unless you:

•	provide your correct social security or taxpayer identification number,
•	certify that this number is correct,
•	certify that you are not subject to backup withholding, and
•	certify that you are a U.S. person (including a U.S. resident alien).

The Portfolio also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid. Backup withholding is not an additional tax.  Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.  Certain payees and payments are exempt from backup withholding and information reporting. The special U.S. tax certification requirements applicable to non-U.S. investors to avoid backup withholding are described under the “Non-U.S. Investors” heading below.

Non-U.S. Investors.  Non-U.S. investors (shareholders who, as to the United States, are nonresident alien individuals, foreign trusts or estates, foreign corporations, or foreign partnerships) may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements. Non-U.S. investors should consult their tax advisors about the applicability of U.S. tax withholding and the use of the appropriate forms to certify their status.

In general.  The United States imposes a flat 30% withholding tax (or a withholding tax at a lower treaty rate) on U.S. source dividends, including on income dividends paid to you by the Portfolio.  Exemptions from this U.S. withholding tax are provided for capital gain dividends paid by the Portfolio from its net long-term capital gains and, with respect to taxable years of the Portfolio beginning before January 1, 2012 (unless such sunset date is extended or made permanent), interest-related dividends paid by the Portfolio from its qualified net interest income from U.S. sources and short-term capital gain dividends. However, notwithstanding such exemptions from U.S. withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your Portfolio shares, will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person.

Capital gain dividends and short-term capital gain dividends.  In general, (i) a capital gain dividend reported by the Portfolio to shareholders as paid from its net long-term capital gains, or (ii) with respect to taxable years of the Portfolio beginning before January 1, 2012 (unless such sunset date is extended or made permanent), a short-term capital gain dividend reported by the Portfolio to shareholders as paid from its net short-term capital gains, other than long- or short-term capital gains realized on disposition of U.S. real property interests (see the discussion below) are not subject to U.S. withholding tax unless you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the calendar year.

Interest-related dividends.  With respect to taxable years of the Portfolio beginning before January 1, 2012 (unless such sunset date is extended or made permanent), dividends reported by the Portfolio to shareholders as interest-related dividends and paid from its qualified net interest income from U.S. sources are not subject to U.S. withholding tax. “Qualified interest income” includes, in general, U.S. source (1) bank deposit interest, (2) short-term original discount, (3) interest (including original issue discount, market discount, or acquisition discount) on an obligation which is in registered form, unless it is earned on an obligation issued by a corporation or partnership in which the Portfolio is a 10-percent shareholder or is contingent interest, and (4) any interest-related dividend from another regulated investment company.  On any payment date, the amount of an income dividend that is reported by the Portfolio to shareholders as an interest-related dividend may be more or less than the amount that is so qualified. This is because the designation is based on an estimate of the Portfolio’s qualified net interest income for its entire fiscal year, which can only be determined with exactness at fiscal year end. As a consequence, the Portfolio may over withhold a small amount of U.S. tax from a dividend payment. In this case, the non-U.S. investor’s only recourse may be to either forgo recovery of the excess withholding, or to file a United States nonresident income tax return to recover the excess withholding.

Further limitations on tax reporting for interest-related dividends and short-term capital gain dividends for non-U.S. investors.  It may not be practical in every case for the Portfolio to designate, and the Portfolio reserves the right in these cases to not designate, small amounts of interest-related or short-term capital gain dividends. Additionally, the Portfolio’s designation of interest-related or short-term capital gain dividends may not be passed through to shareholders by intermediaries who have assumed tax reporting responsibilities for this income in managed or omnibus accounts due to systems limitations or operational constraints.

Net investment income from dividends on stock and foreign source interest income continue to be subject to withholding tax; foreign tax credits.  Ordinary dividends paid by the Portfolio to non-U.S. investors on the income earned on portfolio investments in (i) the stock of domestic and foreign corporations and (ii) the debt of foreign issuers continue to be subject to U.S. withholding tax.  Foreign shareholders may be subject to U.S. withholding tax at a rate of 30% on the income resulting from an election to pass-through foreign tax credits to shareholders, but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign tax treated as having been paid by them.

Income effectively connected with a U.S. trade or business.  If the income from the Portfolio is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale or redemption of shares of the Portfolio will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations and require the filing of a nonresident U.S. income tax return.

Investment in U.S. real property.  A Portfolio may invest in equity securities of corporations that invest in U.S. real property, including U.S. REITs. The sale of a U.S. real property interest (“USRPI”) by a Portfolio or by a U.S. REIT or U.S. real property holding corporation in which a Portfolio invests may trigger special tax consequences to a Portfolio’s non-U.S. shareholders.

The Foreign Investment in Real Property Tax Act of 1980 (“FIRPTA”) makes non-U.S. persons subject to U.S. tax on disposition of a USRPI as if he or she were a U.S. person.  Such gain is sometimes referred to as FIRPTA gain. The Code provides a look-through rule for distributions of FIRPTA gain by a RIC received from a U.S. REIT or another RIC classified as a U.S. real property holding corporation or realized by the RIC on a sale of a USRPI (other than a domestically controlled U.S. REIT or RIC that is classified as a qualified investment entity) as follows:

•
The RIC is classified as a qualified investment entity. A RIC is classified as a “qualified investment entity” with respect to a distribution to a non-U.S. person which is attributable directly or indirectly to a distribution from a U.S. REIT if, in general, 50% or more of the RIC’s assets consists of interests in U.S. REITs and U.S. real property holding corporations, and

•	You are a non-U.S. shareholder that owns more than 5% of a class of Portfolio shares at any time during the one-year period ending on the date of the distribution.
•
If these conditions are met, such Portfolio distributions to you are treated as gain from the disposition of a USRPI, causing the distributions to be subject to U.S. withholding tax at a rate of 35% (unless reduced by future regulations), and requiring that you file a nonresident U.S. income tax return.

•
In addition, even if you do not own more than 5% of a class of Portfolio shares, but the Portfolio is a qualified investment entity, such Portfolio distributions to you will be taxable as ordinary dividends (rather than as a capital gain or short-term capital gain dividend) subject to withholding at 30% or lower treaty rate.

These rules apply to dividends paid by a Portfolio before January 1, 2012 (unless such sunset date is extended or made permanent), except that after such sunset date, Portfolio distributions from a U.S. REIT (whether or not domestically controlled) attributable to FIRPTA gain will continue to be subject to the withholding rules described above provided the Portfolio would otherwise be classified as a qualified investment entity (“Termination and Transition Rule”).

FIRPTA “wash sale” rule. If the Portfolio is a qualified investment entity and a non-U.S. shareholder of the Portfolio (i) disposes of his interest in the Portfolio during the 30-day period preceding a Portfolio distribution that would have been treated as a distribution from the disposition of a USRPI by a U.S. REIT in which the Portfolio invests, (ii) acquires an identical stock interest during the 61-day period beginning the first day of such 30-day period preceding the distribution, and (iii) does not in fact receive the distribution in a manner that subjects the non-U.S. shareholder to tax under FIRPTA, then the non-U.S. shareholder is required to pay U.S. tax on an amount equal to the amount of the distribution that was not taxed under FIRPTA as a result of the disposition. These rules also apply to substitute dividend payments and other similar arrangements; the portion of the substitute dividend or similar payment treated as FIRPTA gain equals the portion of the RIC distribution such payment is in lieu of that otherwise would have been treated as FIRPTA gain.  The Termination and Transition Rule described above also applies to FIRPTA wash sales.

Gain on sale of Portfolio shares as FIRPTA gain. In addition, a sale or redemption of Portfolio shares will be FIRPTA gain only if –

                •      As a non-U.S. shareholder, you own more than 5% of a class of shares in the Portfolio;
•
The Portfolio is not domestically controlled (50% or more in value of the Portfolio has been owned directly or indirectly by non-U.S. shareholders during the 5-year period ending on the date of disposition); and

•
50% or more of the Portfolio’s assets consist of (1) more than 5% interests in publicly traded companies that are USRPHC, (2) interests in non-publicly traded companies that are USRPHC, and (3) interests in U.S. REITs that are not controlled by U.S. shareholders where the REIT shares are either not publicly traded or are publicly traded and the Portfolio owns more than 5%.

Because each Portfolio expects to invest less than 50% of its assets at all times, directly or indirectly, in U.S. real property interests, the Portfolios expect that neither gain on the sale or redemption of Portfolio shares nor Portfolio dividends and distributions would be subject to FIRPTA reporting and tax withholding.  In the unlikely event that a Portfolio meets the requirements described above, the gain will be taxed as income “effectively connected with a U.S. trade or business.”  As a result, the non-U.S. shareholder will be required to pay U.S. income tax on such gain and file a nonresident U.S. income tax return.

U.S. estate tax. Transfers by gift of shares of the Portfolio by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax.  For decedents dying during 2010, the U.S. federal estate tax was reinstated retroactively, except where the executor of the estate of a decedent makes an election to opt out of the estate tax and instead be subject to modified carryover basis rules.  For decedents dying after 2010, an individual who, at the time of death, is a non-U.S. shareholder will nevertheless be subject to U.S. federal estate tax with respect to Portfolio shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exemption applies. If a treaty exemption is available, a decedent’s estate may nonetheless need to file a U.S. estate tax return to claim the exemption in order to obtain a U.S. federal transfer certificate. The transfer certificate will identify the property (i.e., Portfolio shares) as to which the U.S. federal estate tax lien has been released.  In the absence of a treaty, there is a $13,000 statutory estate tax credit (equivalent to U.S. situs assets with a value of $60,000).  For estates with U.S. situs assets of not more than $60,000, the Portfolio may accept, in lieu of a transfer certificate, an affidavit from an appropriate individual evidencing that decedent’s U.S. situs assets are below this threshold amount. In addition, a partial exemption from U.S estate tax may apply to Portfolio shares held by the estate of a nonresident decedent.  The amount treated as exempt is based upon the proportion of the assets held by the Portfolio at the end of the quarter immediately preceding the decedent's death that are debt obligations, deposits, or other property that generally would be treated as situated outside the United States if held directly by the estate.  This provision applies to decedents dying after December 31, 2004 and before January 1, 2012, unless such provision is extended or made permanent.

U.S. tax certification rules.  Special U.S. tax certification requirements may apply to non-U.S. shareholders both to avoid U.S. back up withholding imposed at a rate of 28% and to obtain the benefits of any treaty between the United States and the shareholder’s country of residence.  In general, a non-U.S. shareholder must provide a Form W-8 BEN (or other applicable Form W-8) to establish that you are not a U.S. person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the United States has an income tax treaty.  A Form W-8 BEN provided without a U.S. taxpayer identification number will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year unless an earlier change of circumstances makes the information on the form incorrect.  Certain payees and payments are exempt from back-up withholding.

The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Non-U.S. shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Portfolio, including the applicability of foreign tax.

Effect of Future Legislation; Local Tax Considerations.  The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein. Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting investment in the Portfolio.

PERFORMANCE INFORMATION

To obtain the Portfolios’ most current performance information, please call 800 231-8002 or visit www.delawareinvestments.com/institutional.

Performance quotations represent the Portfolios’ past performance and should not be considered as representative of future results.  The Portfolios will calculate their performance in accordance with the requirements of the rules and regulations under the 1940 Act, or any other applicable U.S. securities laws, as they may be revised from time to time by the SEC.

FINANCIAL STATEMENTS

PricewaterhouseCoopers LLP, which is located at 2001 Market Street, Philadelphia, Pennsylvania 19103, serves as the independent registered public accounting firm for the Trust and, in its capacity as such, audits the annual financial statements contained in each Fund’s Annual Report. The Funds’ Statements of Net Assets, Statements of Operations, Statements of Changes in Net Assets, Financial Highlights, and Notes to Financial Statements, as well as the reports of PricewaterhouseCoopers LLP, the independent registered public accounting firm, for the fiscal year ended October 31, 2010, are included in each Fund’s Annual Report to shareholders. The financial statement information for fiscal years ended prior to October 31, 2010 were audited by the Funds’ prior independent registered public accounting firm. The financial statements and financial highlights, the notes relating thereto and the reports of PricewaterhouseCoopers LLP listed above are incorporated by reference from the Annual Reports into this Part B.

PRINCIPAL HOLDERS

As of January 31, 2011, management believes the following accounts held of record 5% or more of the outstanding shares of a Portfolio.  Management has no knowledge of beneficial ownership.

The Manager and its affiliates may provide the initial seed capital in connection with the creation of a Delaware Investments product, such as The Core Focus Fixed Income Portfolio and The Select 20 Portfolio.  To the extent that the Manager or its affiliates maintain such seed capital in a Delaware Investments product, the Manager or its affiliates may engage in a total return swap or other hedge on its investment for the sole purpose of limiting the volatility of earnings of the Manager and its corporate parents.  Neither the Manager nor its affiliates seek to profit by hedging the seek-capital investments in the Delaware Investments products, and the total return swap or other hedge is not expected to have any effect on the investment performance of any Delaware Investments products.

Fund Name	Class	Shareholders Name and Address	Percentage
DELAWARE REIT FUND	B	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FL JERSEY CITY NJ 07311	5.26%
	C	CITIGROUP GLOBAL MARKETS, INC. ATTN: PETER BOOTH, 7TH FLOOR 333 W 34TH ST NEW YORK NY 10001-2402	7.78%
	C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: FUND ADMIN 4800 DEER LAKE DRIVE E, 2ND FL JACKSONVILLE FL 32246-6484	10.62%
	C	UBS WM USA OMNI ACCOUNT M/F ATTN DEPARTMENT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	6.77%
	I	C/O MUTUAL FUNDS WILMINGTON TRUSTCO TRUSTEE FBO VIRTUA 401K SAVINGS PLAN PO BOX 8880 WILMINGTON DE 19899-8880	8.30%

	R	MG TRUST COMPANY CUST FBO PRICE RIVER WATER IMPROVEMENT DISTRICT RETIREMENT PLAN 700 17TH ST STE 300 DENVER CO 80202-3531	5.66%
	R	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: FUND ADMIN 4800 DEER LAKE DRIVE E, 2ND FL JACKSONVILLE FL 32246-6484	7.40%
THE CORE PLUS FIXED INCOME PORTFOLIO	PT	CARPENTERS WORK PRESERVATION COMMITEE PROGRAM TRUST FUND 3800 WATT AVE STE 215 SACRAMENTO CA 95821-2673	5.69%
	PT	NORTHERN CA CARPENTERS REGIONAL COUNCIL LABOR ORGANIZATION ASSETS 265 HEGENBERGER RD STE 200 OAKLAND CA 94621-1480	40.34%
	PT	PENSION FUND IBEW 96 DEFINED BENEFIT PLAN PO BOX 5817 WALLINGFORD CT 06492-7617	13.27%
	PT	PRUDENTIAL BANK AND TRUST FSB TTEE MITSUBISHI INTERNATIONAL CORPORATION 280 TRUMBULL ST HARTFORD CT 06103-3509	17.34%
	PT	UNITED FOOD & COMMERCIAL WORKERS UNION-EMPLOYER HEALTH & WELFARE FD 3435 FORTUNA DR AKRON OH 44312-5281	13.43%
THE EMERGING MARKETS PORTFOLIO II	PT	RETIREMENT PLAN FOR EMPLOYEES OF ONEOK INC AND SUBSIDIARIES 100 W 5TH ST TULSA OK 74103-4279	91.92%
	PT	THOMAS SIEGFRIED TTEE LIVING TRUST SARASOTA FL	5.77%

THE GLOBAL REAL ESTATE SECUR PORTFOLIO	PT	GENWORTH FINANCIAL TRUST CO FBO GENWORTH FINANCIAL ASSET MGMT FBO THEIR MUTUAL CLIENTS 3200 N CENTRAL AVE FL 7 PHOENIX AZ 85012-2468	91.74%
	PT	NFS LLC FEBO TRUST POINT INC PO BOX 489 LA CROSSE WI 54602-0489	8.25%
	P	DMH CORP ATTN RICK SALUS 2005 MARKET ST FL 9 PHILADELPHIA PA 19103-7007	99.84%
THE LARGE CAP VALUE EQUITY PORTFOLIO	PT	STRAFE & CO FAO ONEOK INC COLL BARG UNIT 340 S CLEVELAND AVE BLDG 350 WESTERVILLE OH 43081-8917	99.64%
THE SELECT 20 PORTFOLIO	PT	BANK OF AMERICA NA CUST FD CREDIT LLC PO BOX 831575 DALLAS TX 75283	9.49%
	PT	LINCOLN NATIONAL LIFE INS CO 1300 S CLINTON ST FORT WAYNE IN 46802-3506	11.84%
	PT	MARIANO RIVERA REVOCABLE TRUST RYE NY 10580	11.49%
	PT	NORTHERN VIRGINIA CARDIOLOGY ASSOCIATES PC MONEY PURCHASE PENSION PLAN & TRUST 8505 ARLINGTON BLVD STE 200 FAIRFAX VA 22031	7.42%
	PT	SEI PRIVATE TRUST COMPANY C/O STATE STREET BANK ATTN MUTUAL FUND ADMIN 1 FREEDOM VALLEY DR OAKS PA 19456	29.42%
	PT	VAN HARTE-SMITH FAMILY REVOCABLE TRUST C/O JEFF VAN HARTE BELMONT CA	5.00%

THE REAL ESTATE INVESTMENT TRUST PORTFOLIO II	PT	SAXON AND CO PO BOX 7780-1888 PHILADELPHIA PA 19182-0001	100.00%
THE GLOBAL FIXED INCOME PORTFOLIO	PT	BRISTOL COUNTY RETIREMENT SYS 645 COUNTY STREET TAUNTON MA 02780-3623	11.10%
	PT	CAPITAL REGION HEALTHCARE CORP NON-PENSION FUNDS 250 PLEASANT ST CONCORD NH 03301-7539	6.58%
	PT	IBT TTEE FBO EDWARDS ANGELL PALMER & DODGE RET PL (SAME DAY) DC & DB SSB&T ATTN MELISSA GREMO MASS MUTUAL FUND ACCT TEAM 200 CLARENDON ST MSC JHT0629 BOSTON MA 02116-5021	15.06%
	PT	NEW HAMPSHIRE CHARITABLE FOUNDATION 37 PLEASANT ST CONCORD NH 03301-4005	10.54%
	PT	SEI PRIVATE TRUST COMPANY C/O HSBC FBO JOHN R OISHEI FOUNDATION ONE FREEDOM VALLEY DRIVE OAKS PA 19456	16.39%
	PT	STEELCASE INC RETIREMENT PLAN BALANCED FUND DEF CONTRIBUTION C/O JPMORGAN CHASE BANK ATTN JEFFREY ROSENBERG 4 NEW YORK PLZ FL 15 NEW YORK NY 10004-2413	9.69%
THE INTERNATIONAL EQUITY PORTFOLIO	PT	MARYLAND PREPAID COLLEGE TRUST 217 E REDWOOD ST STE 1350 BALTIMORE MD 21202-3314	7.28%
	PT	THE NORTHERN TRUST CO TTEE FBO UBS FINANCIAL - DV PO BOX 92956 CHICAGO IL 60675-0001	7.59%

	PT	WELLS FARGO BANK NA FBO OMNIBUS ACCOUNT CASH/CASH PO BOX 1533 MINNEAPOLIS MN 55480-1533	32.05%
	PT	WELLS FARGO BANK NA FBO OMNIBUS ACCOUNT REINV/REINV PO BOX 1533 MINNEAPOLIS MN 55480-1533	10.79%
	PT	WELLS FARGO BANK NA FBO OMNIBUS ACCOUNT CASH/REINV PO BOX 1533 MINNEAPOLIS MN 55480-1533	6.32%
THE INTERNATIONAL FIXED INCOME PORTFOLIO	PT	BROCKTON RETIREMENT BOARD 15 CHRISTY'S DRIVE BROCKTON MA 02301-1813	100.00%
THE HIGH YIELD BOND PORTFOLIO	PT	CATHOLIC CHARITIES OF THE ARCHDIOCESE OF CHICAGO DEFINED BENEFIT PLAN 721 N LASALLE ST CHICAGO IL 60654-3751	10.30%
	PT	GENWORTH FINANCIAL TRUST CO FBO GENWORTH FINANCIAL ASSET MGMT FBO THEIR MUTUAL CLIENTS 3200 N CENTRAL AVE FL 7 PHOENIX AZ 85012-2468	15.33%
	PT	MAC & CO PUBLIC PENSION MUTUAL FUND OPS PO BOX 3198 PITTSBURGH PA 15230-3198	34.98%
	PT	MSSA-ILA PENSION PLAN 260 ST ANTHONY ST MOBILE AL 36603-6461	6.08%
	PT	STATE STREET BANK & TRUST FBO GEORGIA STATE UNIVERSITY FOUNDATION, INC CUST GORDON E DAVIES PO BOX 3963 ATLANTA GA 30302-3963	25.41%

THE EMERGING MARKETS PORTFOLIO	PT	ALAMEDA COUNTY EMPLOYEES RETIREMENT ASSOCIATION 475 14TH ST STE 1000 OAKLAND CA 94612-1916	12.99%
	PT	BURLINGTON NORTHERN SANTA FE RETIREMENT PLAN ATTENTION SHAWN UPHAUS 2500 LOU MENK DR FORT WORTH TX 76131-2828	5.28%
	PT	MASTER TRUST BETWEEN PFIZER INC AND THE NORTHERN TRUST CO 235 E 42ND ST NEW YORK NY 10017-5703	7.01%
	PT	SAN MATEO COUNTY EMPLOYEES' RETIREMENT ASSOCIATION 100 MARINE PARKWAY STE 125 REDWOOD SHORES CA 94065-5208	6.57%
	PT	STATE UNIVERSITIES RETIREMENT SYSTEM OF ILLINOIS 1901 FOX DR CHAMPAIGN IL 61820-7333	6.86%
	PT	TEACHERS RETIREMENT SYSTEM OF THE STATE OF ILLINOIS MASTER TRUST MAIN 2815 W WASHINGTON ST SPRINGFIELD IL 62702-3397	26.94%
	PT	TEACHERS RETIREMENT SYSTEM OF THE STATE OF ILLINOIS MASTER TRUST 2815 W WASHINGTON ST SPRINGFIELD IL 62702-3397	5.37%
THE LABOR SELECT INTERNATIONAL EQUITY PORTFOLIO	PT	UPS MULIT-EMPLOYER RETIREMENT PLAN 55 GLENLAKE PKWY NE ATLANTA GA 30328-3474	12.72%
	PT	LABORERS PENSION FUND 11465 CERMAK RD WESTCHESTER IL 60154-5768	5.78%
	PT	MICHIGAN LABORERS PENSION FUND 30700 TELEGRAPH RD STE 2400 BINGHAM FARMS MI 48025-4534	5.13%
THE FOCUS SMID-CAP GROWTH EQUITY PORTFOLIO	PT	CHRISTOPHER BONAVICO SAN FRANCISCO CA 94126	22.56%

	PT	DANIEL J PRISLIN & JOELLE M PRISLIN TTEES FAMILY TR ALAMEDA CA	7.10%
	PT	DMTC FBO THE DIA DEFERRED COMPENSATION PLAN 2005 MARKET ST PHILADELPHIA PA 19103-7042	22.69%
	PT	MOUNT VERNON LADIES ASSOCIATION OF THE UNION PO BOX 110 MOUNT VERNON VA 22121-0110	23.06%
	PT	VAN HARTE-SMITH FAMILY REVOCABLE TRUST BELMONT CA 94002	13.96%
THE CORE FOCUS FIXED INCOME PORTFOLIO	PT	DMH CORP ATTN RICK SALUS 2005 MARKET ST FL 9 PHILADELPHIA PA 19103-7007	8.23%
	PT	PLUMBERS & PIPEFITTERS LOCAL 421 PENSION FUND C/O CORE MANAGEMENT RESOURCE GROUP PO BOX 1755 MACON GA 31202-1755	17.75%
	PT	SOUTHEASTERN REGIONAL MEDICAL CENTER FUNDED DEPRECIATION FUND 300 W 27TH ST LUMBERTON NC 28358-3075	69.12%
THE LARGE-CAP GROWTH EQUITY PORTFOLIO	PT	MANUFACTURERS & TRADERS TRUST TRUSTEE PINNACLE HEALTH SYSTEMS PENSION PLAN DEFINED BENEFIT PLAN 1 M T PLZ RM 9 BUFFALO NY 14203-2399	11.05%
	PT	NORTHERN TRUST CUST FBO MILLS COLLEGE PO BOX 92956 CHICAGO IL 60675-0001	5.52%

PT	PINNACLE HEALTH SYSTEM 409 S 2ND ST STE 2B HARRISBURG PA 17104-1612	9.67%
PT	SEI PRIVATE TRUST COMPANY C/O SUNTRUST BANK FBO DIOCESE OF ORLANDO ATTN MUTUAL FUND ADMIN 1 FREEDOM VALLEY DR OAKS PA 19456	6.00%
PT	THE BATCHELOR FOUNDATION INC 1680 MICHIGAN AVE PH-1 MIAMI BEACH FL 33139-2514	11.84%
PT	THE NEWSPAPER GUILD INTERNATIONAL PENSION FUND 501 3RD ST NW FL 6 WASHINGTON DC 20001-2760	5.05%
PT	THE OREGON COMMUNITY FOUNDATION 1221 SW YAMHILL ST STE 100 PORTLAND OR 97205-2108	10.88%

APPENDIX A—DESCRIPTION OF RATINGS

Bonds
Excerpts from Moody’s description of its bond ratings:  Aaa--judged to be the best quality.  They carry the smallest degree of investment risk; Aa--judged to be of high quality by all standards; A--possess favorable attributes and are considered “upper medium” grade obligations; Baa--considered as medium grade obligations.  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time; Ba--judged to have speculative elements; their future cannot be considered as well assured.  Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future.  Uncertainty of position characterizes bonds in this class; B--generally lack characteristics of the desirable investment.  Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small; Caa--are of poor standing.  Such issues may be in default or there may be present elements of danger with respect to principal or interest; Ca--represent obligations which are speculative in a high degree.  Such issues are often in default or have other marked shortcomings; C--the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Excerpts from S&P’s description of its bond ratings:  AAA--highest grade obligations.  They possess the ultimate degree of protection as to principal and interest; AA--also qualify as high grade obligations, and in the majority of instances differ from AAA issues only in a small degree; A--strong ability to pay interest and repay principal although more susceptible to changes in circumstances; BBB--regarded as having an adequate capacity to pay interest and repay principal; BB, B, CCC, CC--regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation.  BB indicates the lowest degree of speculation and CC the highest degree of speculation.  While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions; C--reserved for income bonds on which no interest is being paid; D--in default, and payment of interest and/or repayment of principal is in arrears.

Excerpts from Fitch’s description of its bond ratings:  AAA--Bonds considered to be investment grade and of the highest credit quality.  The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events; AA--Bonds considered to be investment grade and of very high credit quality.  The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA.  Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+; A--Bonds considered to be investment grade and of high credit quality.  The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances that bonds with higher ratings; BBB--Bonds considered to be investment grade and of satisfactory credit quality.  The obligor’s ability to pay interest and repay principal is considered to be adequate.  Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment.  The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings; BB--Bonds are considered speculative.  The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes.  However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements; B--Bonds are considered highly speculative.  While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue; CCC--Bonds have certain identifiable characteristics which, if not remedied, may lead to default.  The ability to meet obligations requires an advantageous business and economic environment; CC--Bonds are minimally protected.  Default in payment of interest and/or principal seems probable over time; C--Bonds are in imminent default in payment of interest or principal; and DDD, DD and D--Bonds are in default on interest and/or principal payments.  Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor.  “DDD” represents the highest potential for recovery on these bonds, and “D” represents the lowest potential for recovery.

Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category.  Plus and minus signs, however, are not used in the “AAA” category.

Commercial Paper
Excerpts from Moody’s description of its two highest commercial paper ratings:  P-1--the highest grade possessing greatest relative strength; P-2--second highest grade possessing less relative strength than the highest grade.

Excerpts from S&P’s description of its two highest commercial paper ratings:  A-1--judged to be the highest investment-grade category possessing the highest relative strength; A-2--investment-grade category possessing less relative strength than the highest rating.